UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐

Check the Appropriate Box:

☒	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240.14a-12

SHINECO, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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SHINECO, INC.

RM 3D-1603 New World Center Apartment,

Chong Wen Men Wai Blvd,

Beijing 100062

People’s Republic of China

Notice of Special meeting of Stockholders

Date:	July 20, 2023
Time:	9:00 p.m. EST
Location:	[ ]
Record Date:	June 9, 2023

Proposals:

1.	To approve the issuance of up to 10,000,000 shares of its common stock (the “Issuance”), par value $0.001 per share (the “Common Stock”), at the purchase price of $1.25 per share pursuant to the terms of a stock purchase agreement dated as of May 29, 2023 (the “Purchase Agreement”), pursuant to which Shineco Life Science Group Hong Kong Co., Limited, a Hong Kong corporation and a wholly owned subsidiary of the Company (“Shineco Life”) will acquire majority interest (the “Acquisition”) in Dream Partner Limited, a BVI holding company (“Dream Partner”); and

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 1.

Holders of record of the Company’s common stock at the close of business on June 9, 2023 (the “Record Date”) will be entitled to notice of, and to vote at the special meeting of stockholders of the Company (the “Meeting”) and any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important, regardless of the number of shares you own. Even if you plan to attend the Meeting in person, it is strongly recommended that you complete the enclosed proxy card before the meeting date, to ensure that your shares will be represented at the Meeting if you are unable to attend.

A complete list of stockholders of record entitled to vote at the Meeting will be available for 10 days before the Meeting at the principal executive office of the Company for inspection by stockholders during ordinary business hours for any purpose germane to the Meeting.

This notice and the enclosed proxy statement are first being mailed to stockholders on or about [ ], 2023.

You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares.

By Order of the Board,

Date:	June [ ], 2023	By:	/s/
		Name:	Jennifer Zhan
		Title:	Chief Executive Officer (Principal Executive Officer)

IF YOU RETURN YOUR PROXY CARD WITHOUT AN INDICATION OF HOW YOU WISH TO VOTE, YOUR SHARES WILL BE VOTED “FOR” THE PROPOSAL LISTED ABOVE.

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders to be held at 9:00 p.m. EST on July 20, 2023

The Notice of the Special meeting of Stockholders, this proxy statement, and our Annual Report on Form 10-K for the period ended June 30, 2022 (the “Annual Report”) are available at https://www.biosisi.com.

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SUMMARY TERM SHEET RELATING TO THE ACQUISITION

This Summary Term Sheet discusses the material information regarding the Acquisition and the Issuance contemplated therein, contained in this proxy statement, but does not contain all of the information in this proxy statement that is important to your voting decision with respect to the matters being considered at the Special Meeting. Although you are not being asked to approve the Purchase Agreement itself, approval of the Issuance is necessary in order to complete the Acquisition, and therefore we are including a description of the Purchase Agreement and the Acquisition transaction as part of this proxy statement. We encourage you to read carefully this entire proxy statement, its annexes, and the documents referred to or incorporated by reference in this proxy statement, as this Summary Term Sheet may not contain all of the information that may be important to you. The items in this Summary Term Sheet include page references directing you to a more complete description of that topic in this proxy statement.

●	The parties to the Stock Purchase Agreement (the “Purchase Agreement”), substantially in the form as Annex A, are Wang Xiaohui and Yan Chi Keung (individually as the “Seller” and collectively as the “Sellers”), the Company, Shineco Life Science Group Hong Kong Co., Limited, a Hong Kong corporation (“Shineco Life”), Dream Partner Limited, a BVI corporation ( “Dream Partner”) Chongqing Wintus Group, a corporation incorporated under the laws of mainland China (“Wintus”). See page 29 for more information.

●	Shineco Life is a wholly owned subsidiary of the Company.

●	Dream Partner is a holding company incorporated in British Virgin Islands, and is engaged in the manufacturing silk products through its wholly subsidiary Wintus.

●	Sellers collectively own 100% equity interests (the “Equity Interests”), of Dream Partner in the amounts set forth in the Purchase Agreement.

●	Beijing Tenet-Jove Technological Development Co., Ltd. (“Tenet-Jove”) is a wholly-owned subsidiary of the Company.

●	Pursuant to the Purchase Agreement, Shineco Life shall acquire a 71.42% equity interest in Wintus (the “Acquisition”) for a purchase price of $27,500,000, subject to the terms and conditions set forth therein.

●	As the consideration for the Acquisition, the Company will: (a) pay the Sellers an aggregate cash consideration of $2,000,000; (b) issue certain shareholders (the “Issuance”), as listed in the Purchase Agreement, an aggregate of 10,000,000 shares of the Company’s restricted Common Stock (the “Shares”); and (c) shall transfer and sell to the Sellers 100% of the Company’s equity interest in Beijing Tenet-Jove Technological Development Co., Ltd. (the “Tenet-Jove Shares”).

●	The Sellers have agreed to enter into an irrevocable power of attorney, assigning their respective voting rights to the chief executive officer of the Company, in all matters and things that the shareholders of the Company have the right to vote upon

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

In this proxy statement, we refer to Shineco, Inc. as the “Company,” “we,” “us,” or “our.”

This proxy statement describes the proposals on which our Board would like you, as a stockholder, to vote at the Meeting, which will take place on July 20, 2023 at 9:00 p.m., EST, at [  ].

Stockholders are being asked to consider and vote upon a proposal to approve the Issuance pursuant to the Purchase Agreement.

This proxy statement also gives you information on the proposals so that you can make an informed decision. You should read it carefully. Your vote is important. You are encouraged to submit your proxy card as soon as possible after carefully reviewing this proxy statement.

Who can vote at the Meeting?

Stockholders who owned shares of our common stock on the Record Date may attend and vote at the Meeting. There were 21,256,211 shares of common stock outstanding on the Record Date. All shares of common stock shall have one vote per share. Information about the stockholdings of our directors, executive officers, and significant stockholders is contained in the section entitled “Security Ownership of Certain Beneficial Owners and Management” beginning on page 27 of this proxy statement.

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What is the proxy card?

The card enables you to appoint Xiqiao Liu as your representative at the Meeting. By completing and returning the proxy card, you are authorizing this person to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is strongly recommended to complete and return your proxy card before the Meeting date just in case your plans change. If a proposal comes up for vote at the Meeting that is not on the proxy card, the proxy will vote your shares, under your proxy, according to his best judgment.

How does the Board recommend that I vote?

Our Board unanimously recommends that stockholders vote “FOR” proposal No. 1.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Certain of our stockholders hold their shares in an account at a brokerage firm, bank, or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record/Registered Stockholders

If, on the Record Date, your shares were registered directly in your name with our transfer agent, Transhare Corporation, you are a “stockholder of record” who may vote at the Meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the Meeting. Whether or not you plan to attend the Meeting, please complete, date, and sign the enclosed proxy card to ensure that your vote is counted.

Beneficial Owner

If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Meeting unless you receive a valid proxy from your brokerage firm, bank, or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank, or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the Meeting.

What are broker non-votes?

Broker non-votes are shares held by brokers that do not have discretionary authority to vote on the matter and have not received voting instructions from their clients. Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. However, there are no non-routine matters being voted on at the Special Meeting.

If my bank, broker or other nominee holds my shares in “street name,” will such party vote my shares for me?

For all “non-routine” matters, not without your direction. Your broker, bank or other nominee will be permitted to vote your shares on any “non-routine” proposal only if you instruct your broker, bank or other nominee on how to vote. Under applicable stock exchange rules, brokers, banks or other nominees have the discretion to vote your shares on routine matters if you fail to instruct your broker, bank or other nominee on how to vote your shares with respect to such matters. The proposal to be voted upon by our stockholders described in this proxy statement, is “non-routine” matters, and brokers, banks and other nominees therefore cannot vote on these proposals without your instructions. Accordingly, brokers, banks and other nominees are not entitled to vote uninstructed shares only with respect to the only proposal being voted on at the Meeting.. Therefore, it is important that you instruct your broker, bank or nominee on how you wish to vote your shares.

How do I vote my shares if I hold my shares in “street name” through a bank, broker or other nominee?

If you hold your shares as a beneficial owner through a bank, broker or other nominee, you should have received instructions on how to vote your shares from your broker, bank or other nominee. Please follow their instructions carefully. You must provide voting instructions to your bank, broker or other nominee by the deadline provided in the materials you receive from your bank, broker or other nominee to ensure your shares are voted in the way you would like at the Meeting.

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How do I vote?

If you were a stockholder of record of the Company’s common stock on the Record Date, you may vote in person at the Meeting or by submitting a proxy. Each share of common stock that you own in your name entitles you to one vote, in each case, on the applicable proposals.

(1)	You may submit your proxy by mail. You may submit your proxy by mail by completing, signing, and dating your proxy card and returning it in the enclosed, postage-paid, and addressed envelope. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

●	as you instruct, and

●	according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Anna Kotlova, Transhare Corporation, 17755 North US Highway 19, Suite # 140. Clearwater FL 33764.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

●	FOR approving the Issuance pursuant to the Purchase Agreement;

(2)	You may vote in person at the Meeting. We will pass out written ballots to any stockholder of record who wants to vote at the Meeting.

(3)	You may vote online. You may use the website www.transhare.com to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., EST, July 19, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

(4)	You may vote via email. You may email your signed voting card to Anna Kotlova at akotlova@bizsolaconsulting.com.

(5)	You may vote via fax. You may fax your signed voting card to +1.727.269.5616.

What happens if I abstain?

If you abstain, whether by proxy or in person at the Meeting, or if you instruct your broker, bank or other nominee to abstain your abstention will not be counted for or against the proposals, but will be counted as “present” at the Meeting in determining whether or not a quorum exists.

If I plan on attending the Meeting, should I return my proxy card?

Yes. Whether or not you plan to attend the Meeting, after carefully reading and considering the information contained in this proxy statement, please complete and sign your proxy card, and then return the proxy card in the pre-addressed, postage-paid envelope provided herewith as soon as possible, so your shares may be represented at the Meeting.

May I change my mind after I return my proxy?

Yes. You may revoke your proxy and change your vote at any time before the polls close at the Meeting. You may do this by:

●	sending a written notice to the Chief Operating Officer of the Company at the Company’s executive offices stating that you would like to revoke your proxy of a particular date;

●	signing another proxy card with a later date and returning it to the Chief Operating Officer before the polls close at the Meeting; or

●	attending the Meeting and voting in person.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all proxy cards to ensure that all of your shares are voted.

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What happens if I do not indicate how to vote my proxy?

Signed and dated proxies received by the Company without an indication of how the stockholder desires to vote on a proposal will be voted in favor of the proposal presented to the stockholders.

Will my shares be voted if I do not sign and return my proxy card?

If you do not sign and return your proxy card, your shares will not be voted unless you vote in person at the Meeting.

How many votes are required to approve the Issuance?

The Acquisition proposal and the Issuance requires the affirmative vote of a majority of the votes cast at the Meeting by the holders of shares of common stock entitled to vote

Is my vote kept confidential?

Proxies, ballots, and voting tabulations identifying stockholders are kept confidential and will not be disclosed, except as may be necessary to meet legal requirements.

Where do I find the voting results of the Meeting?

We will announce voting results at the Meeting and also file a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) reporting the voting results.

Who can help answer my questions?

You can contact Xiqiao Liu at (+86) 10- 87227366 or by sending a letter to the offices of the Company at RM 3D-1603 New World Center Apartment, Chong Wen Men Wai Blvd, Beijing 100062 , People’s Republic of China, with any questions about proposals described in this proxy statement or how to execute your vote.

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GENERAL INFORMATION ABOUT THE MEETING AND VOTING

We are furnishing this proxy statement to you, as a stockholder of Shineco, Inc., as part of the solicitation of proxies by our Board for use at the Meeting to be held on July 20, 2023, and any adjournment or postponement thereof. This proxy statement is first being furnished to stockholders on or about [  ], 2023. This proxy statement provides you with information you need to know to be able to vote or instruct your proxy how to vote at the Meeting.

Date, Time, and Place of the Meeting	The Meeting will be held on July 20, 2023, at 9:00 p.m., EST, at [ ], or such other date, time, and place to which the Meeting may be adjourned or postponed.

Purpose of the Meeting	At the Meeting, the Company will ask stockholders to consider and vote upon the following proposals:

1.	To approve the issuance of up to 10,000,000 shares of its common stock (the “Issuance”), par value $0.001 per share (the “Common Stock”), at the purchase price of $ 1.25 per share pursuant to the terms of a stock purchase agreement dated as of May 29, 2023 (the “Purchase Agreement”), to pursuant to which Shineco Life Science Group Hong Kong Co., Limited, a Hong Kong corporation and a wholly owned subsidiary of the Company (“Shineco Life”) will acquire majority interest (the “Acquisition”) in Dream Partner Limited, a BVI holding company (“Dream Partner”).

Record Date and Voting Power	Our Board fixed the close of business on June 9, 2023, as the record date for the determination of the outstanding shares of common stock entitled to notice of, and to vote on, the matters presented at the Meeting. As of the Record Date, there were 21,256,211 shares of common stock outstanding. Each share of common stock entitles the holder thereof to one vote.

Quorum and Required Vote

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present at the meeting if a majority of the common stock outstanding and entitled to vote at the Meeting is represented in person or by proxy. Abstentions and broker non-votes (i.e., shares held by brokers on behalf of their customers, which may not be voted on certain matters because the brokers have not received specific voting instructions from their customers with respect to such matters) will be counted solely for the purpose of determining whether a quorum is present at the Meeting.

Proposal No. 1 (approval of the Issuance) requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Meeting and entitled to vote thereon. Abstentions and broker non-votes will have no direct effect on the outcome of this proposal.

Revocability of Proxies	Any proxy may be revoked by the person giving it at any time before it is voted. A proxy may be revoked by (A) sending to our Chief Operating Officer, at Shineco, Inc., RM 3D-1603 New World Center Apartment, Chong Wen Men Wai Blvd, Beijing 100062, People’s Republic of China, either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (B) by attending the Meeting and voting in person.

Proxy Solicitation Costs	The cost of preparing, assembling, printing, and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Meeting, will be borne by the Company. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone, telegram, and personal solicitation by officers, directors, and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal	None of Delaware law, our Certificate of Incorporation, or our Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Meeting. Accordingly, our stockholders will have no right to dissent on any of the proposals presented at the Meeting.

Who Can Answer Your Questions about Voting Your Shares	You can contact Xiqiao Liu at (+86) 10-68130220 or by sending a letter to the offices of the Company at RM 3D-1603 New World Center Apartment, Chong Wen Men Wai Blvd, Beijing 100062, People’s Republic of China, with any questions about proposals described in this proxy statement or how to execute your vote.

Principal Offices	The principal executive offices of our Company are located at RM 3D-1603 New World Center Apartment, Chong Wen Men Wai Blvd, Beijing 100062, People’s Republic of China. The Company’s telephone number is (+86) -010-68130220.

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INFORMATION AND SPECIAL FACTORS REGARDING THE ACQUISITION

Risk Factors

In addition to the other information included or incorporated by reference in this proxy statement, including the matters addressed in the section of the proxy statement entitled “Cautionary Statement Concerning Forward-Looking Information,” you should carefully consider the following risks before deciding how to vote on the proposals presented at the special meeting. The risk factors related to the Issuance present the material risks directly related to the Acquisition presently known to us. We have also included the material risks associated with the business of Wintus presently known to us, because these risks will also affect the Company following the consummation of the Acquisition and the Issuance contemplated therein. The risks below also include forward-looking statements, and our actual results may differ substantially from those discussed in these forward-looking statements. See section “Cautionary Statement Concerning Forward-Looking Information” below.

Risk Factors Related to the Acquisition

Current stockholders will have reduced ownership and voting interests after the Acquisition and the Issuance contemplated therein.

We will issue to the Sellers shares of restricted common stock that account for approximately 47% of our shares of common stock outstanding prior to the Issuance. Upon the consummation of the Acquisition and the Issuance contemplated therein, the Sellers will have an aggregate ownership of approximately 32% of the Company. Our current stockholders will, therefore, have proportionately less ownership and voting interests in the Company following the Issuance than they have now. In addition, if the value of the Shares is less than the value of the Company, then our existing stockholders will experience dilution in the value of their shares of common stock.

The market price of our common stock may decline as a result of the Acquisition and the Issuance contemplated therein.

As a result of the Acquisition and the Issuance contemplated therein, we may be met with unforeseen additional transaction and integration-related costs, which may result in us failing to realize all of the benefits anticipated in the Acquisition, or subject us to other unforeseen adverse factors that affect our preliminary estimates and forecasts of the Acquisition and the Issuance contemplated therein. Any of these factors could have an adverse effect on our financial performance or operating results and contribute to a decrease in the price of our Common Stock.

The Sellers’ interest may conflict with ours or yours in the future.

Following the consummation of the Acquisition and the Issuance contemplated therein, the Sellers would hold approximately 32% of the Company’s Common Stock. The Company already has in place applicable corporate governance processes and procedures required and necessary for a controlled company to ensure independence (e.g., a Board with majority independent directors, a compensation and audit committee comprised solely of independent directors, etc.).

Notwithstanding the irrevocable power of attorney (the “POA”) to be entered by and between the Sellers and the chief executive officer of the Company before the closing of the Acquisition,, it is possible that the interests of the Sellers and its affiliates may conflict with those of the Company or yours as stockholders of the Company in the future. In addition, if the POA, for reasons beyond our control, does not become effective, is not enforceable or the POA is terminated after the closing of the Acquisition, there is a risk that the Sellers may be able to exert influence over our corporate transactions, resulting in our other stockholders to have limited influence and control on matters requiring stockholder approval.

The Company has and expects to incur substantial costs related to the Acquisition.

We have incurred and may continue to incur a number of non-recurring costs associated with the Acquisition and related transactions. These costs include legal, valuation, accounting, consulting and other advisory fees, closing, integration and other related costs. Some of these costs are payable regardless of whether or not the Issuance is completed.

Failure to consummate the Acquisition and the Issuance contemplated therein could negatively impact our business, financial condition, results of operations or stock prices.

Consummation of the Acquisition and the Issuance contemplated therein is conditioned upon the satisfaction of certain closing conditions, including the approval of the Issuance by our stockholders, as set forth in the Purchase Agreement and attached herein as Annex A. The required conditions to closing may not be satisfied in a timely manner, if at all, or they may be waived. If the transactions contemplated therein are not consummated for these or any other reasons, our ongoing business may be adversely affected and will be subject to a number of risks and consequences, including the following:

●	we must pay the substantial fees and expenses we incurred related to the Acquisition, such as legal, accounting, valuation and planning fees and expenses, even if the Acquisition is not consummated;

●	matters relating to the Acquisition may require substantial commitments of time and resources by our management, which could otherwise have been devoted to other opportunities that may have been beneficial to us;

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●	the market price of our Common Stock may decline to the extent that the current market price reflects a market assumption that the Acquisition will be consummated;

●	we may experience negative reactions to the termination of the Purchase Agreement from customers, clients, business partners, lenders and employees; and

●	we would not realize any of the anticipated benefits of having consummated the Acquisition

In addition, any delay in the consummation of the Acquisition, or any uncertainty about the consummation of the Issuance, may adversely affect our future business, growth, revenue, and results of operations.

The Acquisition may be more difficult, costly, or time-consuming than expected, and we may not realize the anticipated benefits of the Acquisition.

The various legal requirements of the Issuance and Acquisition, including compliance with SEC regulations, Delaware law, New York law, etc., have meant that the Company has had to expend significant time and resources, including by its internal management team and external advisors. The Acquisition has already been under consideration by the Company for an extended period of time. If the Acquisition is not consummated or continued to take more time for review and compliance with various legal requirements, it could result in the anticipated benefits of the Acquisition not being worth the ongoing costs, both in terms of money spent on external advisors (legal, financial, tax, etc.) and distraction of management.

The Purchase Agreement may be terminated in accordance with its terms and the Acquisition may not be completed.

The Purchase Agreement is subject to a number of conditions that must be fulfilled in order to complete the Acquisition. Those conditions include approval of the proposal by our stockholders, and the satisfaction of legal and financial due diligence. Each party’s obligation to complete the Acquisition is also subject to certain additional customary conditions. These conditions to the closing may not be fulfilled in a timely manner or at all, and, accordingly, the Acquisition may not be completed.

Our estimates and judgments related to the valuation used to determine the purchase price related to the acquisition of Dream Partner may be inaccurate.

Our management will make significant estimates and exercise judgment related to the acquisition of Dream Partner, based on its valuation of Wintus. Our business, operating results, and financial condition could be materially adversely impacted in future periods if such judgments and estimates prove to be inaccurate.

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Any delay in completing the Acquisition may reduce or eliminate the benefits expected to be achieved thereafter.

In addition to the required stockholder approval, the Acquisition are subject to a number of other conditions beyond our control that may prevent, delay, or otherwise materially adversely affect its consummation. We cannot predict whether and when these other conditions will be satisfied. Any delay in completing the Acquisition could cause us not to realize some or all of the synergies and other benefits that we expect to achieve if the Acquisition are successfully consummated within its expected time frame.

If we are unable to effectively manage Wintus’s business, our reputation and operating results may be harmed.

Following the Acquisition, we will need to integrate the silk products and other businesses of Wintus into the operations of the Company. As our management has no prior experience in these fields, we may be unable to successfully integrate these into our business operations. If we are unable to do so for any reason, our reputation and operating results may be harmed and we would be unable to realize the business-related benefits of the transaction.

Wintus is highly susceptible to changes in market demand for the types of silk-based products it sells.

A significant portion of Wintus’s revenues are derived from its silk-based products. We therefore will become highly susceptible to changes in market demand for silk-based products, which may be impacted by factors over which we have limited or no control. Factors that could lead to a decline in market demand for silk-based products in general include economic conditions, demand for luxury goods and evolving consumer preferences. A substantial downturn in market demand for such silk-based products may have a material adverse effect on our business and on our results of operations.

Competitors and potential competitors may develop products and technologies that make ours obsolete or garner greater market share than ours.

Wintus’s ability to compete successfully will depend on its ability to demonstrate that its products are superior to and/or less expensive than other products available in the market. Some of its competitors have the benefit of marketing their products under brand names that have better market recognition than Wintus or have stronger marketing and distribution channels. Increased competition as to any of Wintus’s products could result in price reduction, reduced margins and loss of market share, which could negatively affect Wintus’s profitability.

Certain of Wintus’s competitors may benefit from government support and other incentives that are not available to Wintus. As a result, Wintus’s competitors may be able to develop competing and/or superior products and compete more aggressively and sustain that competition over a longer period of time than Wintus can. As more companies develop new intellectual property in Wintus’s markets, a competitor could acquire patent or other rights that may limit Wintus’s ability to successfully market its products.

If Wintus’s technologies or products are stolen, misappropriated, or reverse engineered, others could use the technologies to produce competing technologies or products.

Third parties, including collaborators, contractors, and others involved in Wintus’s business often have access to its technologies. If such technologies or products were to be stolen, misappropriated, or reverse engineered, they could be used by other parties that may be able to reproduce Wintus’s technologies or products using such technologies for their own commercial gain. If this were to occur, it would be difficult for us to challenge this type of use.

Wintus operates in a regulated industry in China which subjects its operations to regulatory and political risks

The Wintus Group presently holds a number of permits and licenses in China to operate its business operations, including a food business license. The group may be subject to additional licensing requirements for its business operations due to changing regulatory policies or the uncertainties of interpretation and implementation of relevant laws and regulations and the enforcement practice by relevant government authorities.

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Moreover, the PRC government has recently indicated an intent to exert more oversight over securities offerings that are conducted overseas and/or foreign investment in China-based businesses, such as Wintus, and published a series of proposed rules for public comments in this regard, the enaction timetable, final content, interpretation and implementation of which remains uncertain. Therefore, there are substantial uncertainties as to how PRC governmental authorities will regulate overseas listing in general and whether we will be required to complete filing or obtain any specific regulatory approvals from the CSRC, CAC or any other PRC governmental authorities for our future offshore offerings. If we had inadvertently concluded that such approvals were not required, or if applicable laws, regulations or interpretations change in a way that requires us to obtain such approval in the future, we may be unable to obtain such necessary approvals in a timely manner, or at all, and such approvals may be rescinded even if obtained. Any such circumstance could subject us to penalties, including fines, suspension of business and revocation of required licenses, significantly limit or completely hinder our ability to continue to offer securities to investors and cause the value of our Common Stock to significantly decline or be worthless.

We face a number of additional risks related to the operations of our business.

You should carefully consider each of the risk factors set forth in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2022 in evaluating our business and prospects. The risks and uncertainties described in this proxy statement are not the only ones we face. Additional risks and uncertainties not presently known to us or that we currently consider immaterial may also impair our business operations. If any of the risks actually occur, our business and financial results could be harmed. In that case the trading price of our common stock could decline.

Contact Information

The name, mailing address, and telephone number of the principal executive offices of the parties to the Acquisition are:

Dream Partner, the Sellers and Wintus

House 81, Seasons Villas, Kam Tin, NT, Hong Kong

Email: 1300188392@qq.com

Attention: Yan Chi Keung, CEO

The Company and Shineco Life

Room 1603, New World Center Apartment, Dongcheng District, Beijing 100062

Email: secretary@shineco.tech

Attention: CEO

Cautionary Statement Concerning Forward-Looking Information

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties, and assumptions that are difficult to predict. These forward-looking statements include information concerning the Company’s plans, objectives, goals, strategies, future events, future revenues, performance, capital expenditures, financing needs and other information that is not historical information. When used in this proxy statement and the documents to which we refer you in this proxy statement, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,” “intends,” “believes,” “may,” “should,” “seeks,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including, without limitation, the Company’s examination of historical operating trends, are based upon the Company’s current expectations and various assumptions. The Company believes there is a reasonable basis for its expectations and assumptions, but there can be no assurance that the Company will realize its expectations or that the Company’s assumptions will prove correct.

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In addition to other factors and matters contained or incorporated in this document, we believe the following factors could cause actual results to differ materially from those discussed in the forward-looking statements:

●	the occurrence of any event, change, or other circumstances that could give rise to the termination of the Purchase Agreement;

●	the inability to consummate the Acquisition due to the failure to obtain stockholder approval of the Issuance or failure to satisfy any other conditions to the consummation of the Acquisition ;

●	business uncertainty and contractual restrictions during the pendency of the Issuance;

●	adverse outcomes of pending or threatened litigation or governmental investigations;

●	the failure of the Acquisition to be consummated for any other reason;

●	the amount of the costs, fees, expenses and charges related to the Acquisition;

●	diversion of management’s attention from ongoing business concerns;

●	the effect of the announcement of the Acquisition on the Company’s business and customer relationships, operating results, and business generally, including the ability to retain key employees;

●	the risks that the Issuance or the Acquisition disrupts current plans and operations;

●	the possible adverse effect on our business and the price of our common stock if the Acquisition is not consummated in a timely fashion or at all;

●	risks that we may be unable to successfully integrate Wintus’s business and personnel with our own;

●	risks that the expected benefits of the Acquisition may not be realized; and

Other risks and uncertainties applicable to our business set forth in our filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended June 30, 2022.

Many of the factors that will determine our future results are beyond our ability to control or predict. We cannot guarantee any future results, levels of activity, performance, or achievements. In light of the significant uncertainties inherent in the forward-looking statements, readers should not place undue reliance on forward- looking statements, which speak only as of the date on which the statements were made and it should not be assumed that the statements remain accurate as of any future date.

You should carefully consider the cautionary statements contained or referred to in this section in connection with any subsequent forward-looking statements that may be issued by us or persons acting on our behalf.

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Business Conducted

Shienco, Inc.:

Shineco, Inc. is a holding company incorporated in Delaware. As a holding company with no material operations of our own, we conduct a substantial majority of our operations through the operating entities established in the People’s Republic of China, or the PRC, primarily the variable interest entities (the “VIEs”). We do not have any equity ownership of the VIEs, instead we are entitled to receive the economic benefits of the VIEs’ business operations through certain contractual arrangements. Our common stock that currently listed on the Nasdaq Capital Markets are shares of our Delaware holding company that maintains service agreements with the associated operating companies. The Chinese regulatory authorities could disallow our structure, which could result in a material change in our operations and the value of our securities could decline or become worthless.

We use our subsidiaries and the VIEs’ vertically and horizontally integrated production, distribution, and sales channels to provide health and well-being focused plant-based products. Our products are only sold domestically in China. We utilize modern engineering technologies and biotechnologies to produce, among other products, Chinese herbal medicines, organic agricultural produce, and specialized textiles. Through our newly acquired subsidiary, Biowin, which is specializing in development, production and distribution of innovative rapid diagnostic products and related medical devices for the most common diseases, we also stepped into the Point-of-Care Testing industry.

Dream Partner:

Dream Partner is a holding corporation incorporated under the laws of British Virgin Islands. As a holding company with no material operations of its own, Dream Partner conducts substantially all of its operations through Wintus, the operating entity established in the PRC (including its subsidiaries as the “Wintus Group”).

The Wintus Group is mainly engaged in the production, processing and trade of mulberry, cocoon, silk and silk products, and has the largest silkworm base and silk reeling and silk weaving factory in Chongqing, China. Wintus works closely with research institutes and universities to carry out research on silkworm breeding, cocoon cultivation and silk production, and engages third-party factories and other partners for the refining and dyeing of silk raw materials, processing silk products into silk garments, bedding, silk scarves, and silk cultural and other luxury products. The Wintus Group then exports such silk products or sells such products domestically in China. Besides its primary silk products business, the Wintus Group also engages in fruit import and export, as well as car batteries export.

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Reason for Engaging in the Transaction

After conducting extensive research on the market in which Dream Partner operates, including background and asset searches, our company diligently analyzed Dream Partner’ financials. Considering the outcomes of this comprehensive evaluation, it has been determined that acquiring a majority interest in Dream Partner is both advisable and in the best interest of our shareholders. This decision is a result of a thorough understanding of the market dynamics and careful consideration of Dream Partner’ assets and financial performance. We believe this acquisition will not only contribute to the growth of our company but also create significant value for our shareholders in the long run.

Accounting Treatment of the Transaction

The Company and Dream Partner prepare their respective financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The transaction will be accounted for in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 805, Business Combinations, with The Company being considered the accounting acquiror. Accordingly, The Company will measure the assets acquired and liabilities assumed of Dream Partner based on their estimated fair values as of the closing date of the transaction, with any excess aggregate closing consideration being allocated to goodwill. The Company will include in its results of operations the results of Dream Partner’s operations after completion of the Acquisition.

Regulatory Approvals

No federal or state regulatory requirements must be complied with or approval obtained in connection with the Acquisition.

Reports, Opinions, Appraisals

Opinion of Zhonghongcheng (Beijing) Asset Valuation Co., Ltd. (“Zhonghongcheng”)

The Company engaged Zhonghongcheng to render a written report, which we refer to as the report, to the Board as to the financial point of view, to the Company of the proposed Acquisition and the Issuance contemplated therein, pursuant to the Purchase Agreement.

Past Contacts, Transactions, or Negotiations

The following chronology summarizes the key meetings and events that led to the signing of the Purchase Agreement. This chronology does not purport to catalog every conversation of or among the Company’s executive team, our representatives, or other parties.

The Company executive team regularly evaluates the Company’s strategic direction and ongoing business plans with a view toward strengthening the Company’s business and enhancing stockholder value. As part of this evaluation, the Company executive team has, from time to time, considered a variety of strategic alternatives.

In December 12, 2020, the executive team of the Company, consisting of Jennifer Zhan, Xiqiao Liu, and Zheming Ren, held a meeting with Yan Chi Keung, the representatives of Wintus. The purpose of the meeting was to discuss the products, strategies, and plans of both companies.

Between June and March 2023, the representatives of the two companies had subsequent meetings to finalize the engagement of third-party service providers for the transaction. This included discussions and decisions regarding the selection of legal counsels and auditors.

On April 19, 2023, the representatives reconvened to discuss the progress and current status of the due diligence process. This was followed by a meeting on April 24, 2023, where they focused on negotiating and finalizing the terms of the Purchase Agreement.

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Management’s Discussion and Analysis of Financial Condition and Results of Operations of Dream Partner

General Overview

Dream Partner Limited (“Dream Partner”) is a holding company incorporated in British Virgin Islands. As a holding company with no material operations of our own, we conduct a substantial majority of our operations through the operating entities established in the People’s Republic of China, or the PRC.

Dream Partner uses its subsidiaries integrated the production, processing, export and domestic trade of cocoon silk products in the whole industrial chain silk manufacturing, established for more than 20 years, committed to the research and development, production and sales of functional silk fabrics. Dream Partner owns several large-scale sericulture bases in China mainland, where we can use them to cultivate silkworm cocoons, which is the raw material for production of silk. Dream Partner also has production plant equipped with advanced equipment such as Italian rapier looms to produce silk fabric. Dream Partner’s products are sold domestically and globally, mainly in India. Dream Partner cooperates with a number of scientific research institutions to continuously innovate in silk fabric innovative research and development and market applications, and launch a variety of new functional silk fabrics, including waterproof, oilproof, antibacterial, antiviral and other aspects in response to market demand. Dream Partner advocates a healthy, comfortable and tasteful lifestyle, create economic and social benefits with high value-added products, and enhances the core competitiveness of enterprises. Dream Partner generates revenue from the following three revenue streams:

Processing and distributing agricultural produce as well as growing and cultivating mulberry trees and silkworm cocoons - Dream Partner currently conducts planting industry of silkworm breeding and related agricultural products, and continues to develop the sericulture base. Dream Partner works closely with domestic scientific research institutions to promote mulberry seeds, silkworm seeds and advanced production modes according to local conditions, reduce the risk of sericulture planting, reduce labor intensity and increase farmers’ income. The adequate output and high quality of silkworm cocoons in our own sericulture base not only can ensure the fabric production of our own manufacturing, and also can satisfy the outside customers. Dream Partner also carrys out fruit distribution business through cooperating with many domestic fruit traders, and continuously expand the domestic market with high quality imported fruits. Dream Partner mainly import high quality fruits from Southeast Asian countries, such as Thailand and Malaysia.

Processing and distributing silk and silk fabrics as well as other by-products – Processing and distributing silk and silk fabrics is our major business. This revenue stream is conducted relying on our own bases and factory. Through the integrated operation system of trade, industry and agriculture, we can achieve real and controllable raw materials, production costs, production cycles. In the last 20 years of development, we have continued to innovate and upgrade, introduced advanced intelligent manufacturing equipment, improved production efficiency and product quality, developed innovative varieties, and had strong market competitiveness and won the recognition of new and old customers. Our silk fabric products are sold domestically and globally, mainly in India.

Distributing automotive battery for production of electric automotive - In 2020, Dream Partner began to export automotive battery of electric automotive to U.S. automakers. Due to the new policy requirements of “manufacturing returning to the United States” introduced in the United States in the second half of 2022, American automobile manufacturers have adjusted their procurement strategies accordingly and selected more products produced and assembled in the United States. After this, our revenue come from sales of automotive battery declined significantly.

Factors Affecting Financial Performance

Dream Partner believes that the following factors will affect our financial performance:

Increasing demand for our products – Dream Partner believes that the increasing demand for its agricultural products will have a positive impact on its financial position. Dream Partner plans to develop new products and expand its distribution network as well as to grow our business through product innovation, all aimed at increasing awareness of its brand, developing customer loyalty, meeting customer demands in various markets and providing solid foundations for its growth.

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Maintaining effective control of our costs and expenses - Successful cost control depends upon its ability to obtain and maintain adequate material supplies as required by its operations at competitive prices. Dream Partner will focus on improving its long-term cost control strategies including establishing long-term alliances with certain suppliers to ensure adequate supply is maintained. Dream Partner will carry forward the economies of scale and advantages from our nationwide distribution network and diversified offerings.

Economic and Political Risks

Dream Partner’s operations are conducted primarily in the PRC and subject to special considerations and significant risks associated with suppliers and customers in Southeast Asia and North America. These include risks with, among others, the political, economic and legal environment and foreign currency exchange. Dream Partner’s results may be adversely affected by changes in the political and social conditions in the PRC, and by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, currency conversions, remittances abroad, and rates and methods of taxation, among other things.

COVID-19 Impact

The outbreak of the novel coronavirus (COVID-19) has spread rapidly to many parts of the world. In March 2020, the World Health Organization declared the COVID-19 as a pandemic. The pandemic has resulted in quarantines, travel restrictions, and temporary closure of stores and business facilities in China from February to mid-March in 2020. All of the Company’s business operations and the workforce are concentrated in China, so the Company closed offices and implemented work-from-home policy during that period. Dream Partner’s silk factory shutdown for several months due to the COVID-19 in 2020 and 2021, which cause the decline of the silk fabrics production. In addition, the omicron variant of COVID-19 hit China hard in 2022. The surge in positive cases has resulted in local authorities implementing numerous unprecedented measures such as regional quarantines, travel restrictions and temporary closure of stores and business facilities in China, including Chongqing.

Since 2020, the global epidemic and irregular lockdowns at home and abroad also had a great impact on the Group’s production and operation, and the production and sales of conventional silk products once declined. Furthermore, some of Dream Partner’s customers or suppliers experienced financial distress, delayed or defaults on payment, sharp diminishing of business, or suffer disruptions in their business due to the outbreak. However, with the elimination of the epidemic and the adjustment of prevention and control policies, Dream Partner’s production and operation have gradually recovered and improved since December 2022.

Critical Accounting Policies and Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires the use of estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements as well as the reported amounts of revenue and expenses during the reporting period. Critical accounting policies are those accounting policies that may be material due to the levels of subjectivity and judgment necessary to account for highly uncertain matters or the susceptibility of such matters to change, and that have a material impact on financial condition or operating performance. While Dream Partner bases its estimates and judgments on our experience and on various other factors that Dream Partner believes to be reasonable under the circumstances, actual results may differ from these estimates under different assumptions or conditions. Dream Partner believes the following critical accounting policies used in the preparation of our consolidated financial statements require significant judgments and estimates. For additional information relating to these and other accounting policies, see Note 2 to its audited consolidated financial statements included elsewhere in this Proxy.

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Use of Estimates

Significant estimates required to be made by management include, but are not limited to, useful lives of property and equipment, useful lives of land use right, useful lives of biological assets, the valuation of accounts receivable and deferred taxes. Actual results could differ from those estimates.

Accounts Receivable, Net

Accounts receivable are recorded at net realizable value consisting of the carrying amount less an allowance for uncollectible accounts, as necessary. Dream Partner reviews the accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, we consider many factors, including the age of the balance, the customers’ historical payment history, their current credit-worthiness and current economic trends. The fair value of long-term receivables is determined using a present value technique by discounting the future expected contractual cash flows using current rates at which similar instruments would be issued at the measurement date. As of June 30, 2022 and 2021, the allowance for doubtful accounts was US$1,947,452 and US$2,020,294, respectively. Accounts are written off against the allowance after efforts at collection prove unsuccessful. As of March 31, 2023 and June 30, 2022, the allowance for doubtful accounts was US$1,899,387 and US$1,947,452, respectively. Accounts are written off against the allowance after efforts at collection prove unsuccessful.

Inventories, Net

Inventories, which are stated at the lower of cost or net realizable value, consist of raw materials and finished goods related to our products. Net realizable value is the estimated selling price in the normal course of business less any costs to complete and sell products. Cost is determined using the first in first out (“FIFO”) method. Dream Partner periodically evaluates its inventory and records an inventory reserve for certain inventories that may not be saleable or whose cost exceeds net realizable value. As of June 30, 2022 and 2021, the balance of the inventory reserve was both US$ Nil. As of March 31, 2023 and June 30, 2022, the balance of the inventory reserve was both US$ Nil.

Revenue Recognition

Dream Partner previously recognized revenue from sales of products to external customers. Dream Partner recognized revenue when all of the following have occurred: (i) there was persuasive evidence of an arrangement with a customer; (ii) delivery had occurred or services had been rendered; (iii) the sales price was fixed or determinable; and (iv) our collection of such fees was reasonably assured. These criteria, as related to our revenue, were considered to have been met as follows:

Sales of products: Dream Partner recognized revenue from the sale of products when the goods were delivered and title to the goods passed to the customer, provided that there were no uncertainties regarding customer acceptance; persuasive evidence of an arrangement existed; the sales price was fixed or determinable; and collectability was deemed probable.

With the adoption of ASC 606, “Revenue from Contracts with Customers,” revenue is recognized when all of the following five steps are met: (i) identify the contract(s) with the customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations; (v) recognize revenue when (or as) each performance obligation is satisfied. Dream Partner adopted the new revenue standard beginning July 1, 2018, and adopted a modified retrospective approach upon adoption. Dream Partner have assessed the impact of the guidance by reviewing its existing customer contracts to identify differences that will result from applying the new requirements, including the evaluation of its performance obligations, transaction price, customer payments, transfer of control, and principal versus agent considerations. In accordance with ASC 606, Dream Partner evaluates whether it is appropriate to record the gross amount of product sales and related costs or the net amount earned as commissions. When Dream Partner is a principal, that Dream Partner obtains control of the specified goods or services before they are transferred to the customers, the revenues should be recognized in the gross amount of consideration to which it expects to be entitled in exchange for the specified goods or services transferred. When Dream Partner ia an agent and our obligation is to facilitate third parties in fulfilling their performance obligation for specified goods or services, the revenues should be recognized in the net amount for the amount of commission which we earn in exchange for arranging for the specified goods or services to be provided by other parties. Based on the assessment, Dream Partner concluded that there was no change to the timing and pattern of revenue recognition for its current revenue streams in scope of Topic 606 and therefore there was no material changes to the Company’s consolidated financial statements upon adoption of ASC 606.

Fair Value of Financial Instruments

Dream Partner follows the provisions of ASC 820, “Fair Value Measurements and Disclosures.” ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 applies to assets or liabilities for which there are inputs, other than quoted prices in level, that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the asset or liability.

The carrying value of financial instruments included in current assets and liabilities approximate their fair values because of the short-term nature of these instruments.

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Results of Operations for the Years Ended June 30, 2022 and 2021

Overview

The following table summarizes our results of operations for the years ended June 30, 2022 and 2021:

	Years Ended
	June 30,		Variance
	2022	2021	Amount	%
Revenue	$50,404,619	$52,759,802	$(2,355,183)	(4.46)%
Cost of revenue	44,491,842	45,753,067	(1,261,225)	(2.76)%
Gross income	5,912,777	7,006,735	(1,093,958)	(15.61)%
General and administrative expenses	1,271,242	1,485,956	(214,714)	(14.45)%
Selling expenses	85,832	78,662	7,170	9.11%
Income from operations	4,555,703	5,442,117	(886,414)	(16.29)%
Other income, net	584,409	286,748	297,661	103.81%
Interest expenses, net	(774,366)	(708,319)	(66,047)	9.32%
Income before provision for income taxes	4,365,746	5,020,546	(654,800)	(13.04)%
Provision for income taxes	1,284,471	1,437,563	(153,092)	(10.65)%
Net income	$3,081,275	$3,582,983	$(501,708)	(14.00)%
Comprehensive income attributable to Dream Partner Limited	$2,942,954	$3,724,608	$(781,654)	(20.99)%

Revenue

Currently, Dream Partner has three revenue streams derived from our three major business through its PRC subsidiaries. First, planting, processing and distributing agricultural produce, growing and cultivation of mulberry trees and silkworm cocoons, as well as importing high quality fruits; this business is conducted through Chongqing Wintus, Chongqing Hongsheng, Wulong Wintus and Chongqing Jiaxuan. Second, developing, manufacturing, and distributing specialized silk and silk fabrics and other by-products; this business is channeled through Chongqing Wintus and Liangping Wintus. Third, distributing automotive battery for production of electric automotive; this business is conducted via Chongqing Wants.

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The following table sets forth the breakdown of its revenue for each of the three revenue streams for the years ended June 30, 2022 and 2021, respectively:

	Years Ended June 30,				Variance
	2022	%	2021	%	Amount	%
Agricultural products	$40,452,629	80.26%	$44,789,095	84.89%	(4,336,466)	(9.68)%
Silk and silk fabrics	2,774,947	5.50%	569,839	1.08%	2,205,108	386.97%
Automotive battery	7,177,043	14.24%	7,400,868	14.03%	(223,825)	(3.02)%
Total Amount	$50,404,619	100.00%	$52,759,802	100.00%	(2,355,183)	(4.46)%

For the years ended June 30, 2022 and 2021, revenue from sales of agricultural products was US$40,452,629 and US$44,789,095, respectively, which represented a decrease of US$4,336,466, or 9.68%. The decrease of revenue from sales of agricultural products was mainly due to the COVID-19 resurgence and lockdown measures in 2022 in China.

For the years ended June 30, 2022 and 2021, revenue from sales of silk and silk fabrics products was US$2,774,947 and US$569,839, respectively, representing a significant increase of US$2,205,108, or 386.97%. The increase was mainly due to the demands increased from our oversea and domestic customers on silk fabrics in 2022. Our silk factory shutdown for several months due to the COVID-19 in 2021, which cause the decline of the silk fabrics production.

For the years ended June 30, 2022 and 2021, revenue from sales of automotive battery was US$7,177,043 and US$7,400,868, respectively, representing a slight decrease of US$223,825, or 3.02%. The decrease was mainly due to the demands decreased from our oversea customer on automotive battery in 2022.

Cost of Revenue and Related Tax

The following table sets forth the breakdown of the cost of revenue for each of its three revenue streams for the years ended June 30, 2022 and 2021:

	Years Ended June 30,				Variance
	2022	%	2021	%	Amount	%
Agricultural products	$34,699,587	77.99%	$38,166,032	83.42%	$(3,466,445)	(9.08)%
Silk and silk fabrics	2,716,974	6.11%	471,954	1.03%	2,245,020	475.69%
Automotive battery	7,070,329	15.89%	7,087,885	15.49%	(17,556)	(0.25)%
Business and sales related tax	4,952	0.01%	27,196	0.06%	(22,244)	(81.79)%
Total Amount	$44,491,842	100.00%	$45,753,067	100.00%	$(1,261,225)	(2.76)%

For the years ended June 30, 2022 and 2021, cost of revenue from sales of agricultural products was US$34,699,587 and US$38,166,032, respectively, representing a decrease of US$3,466,445, or 9.08%. The decrease was mainly due to the decrease of revenue from sales of agricultural products.

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For the years ended June 30, 2022 and 2021, cost of revenue from sales of silk and silk fabrics products was US$2,716,974 and US$471,954, respectively, representing an increase of US$2,245,020, or 475.69%. The increase was mainly due to the increase of revenue from sales of silk and silk fabrics products.

For the years ended June 30, 2022 and 2021, cost of revenue from sales of automotive battery was US$7,070,329 and US$7,087,885, respectively, representing a slight decrease of US$17,556, or 0.25%. The decrease was due to the decrease of revenue from sales of automotive battery.

Gross Income

The following table sets forth the breakdown of the gross income for each of its three revenue streams for the years ended June 30, 2022 and 2021:

	Years Ended June 30,				Variance
	2022	%	2021	%	Amount	%
Agricultural products	$5,748,090	97.22%	$6,595,867	94.13%	$(847,777)	(12.85)%
Silk and silk fabrics	57,973	0.98%	97,885	1.40%	(39,912)	(40.77)%
Automotive battery	106,714	1.80%	312,983	4.47%	(206,269)	(65.90)%
Total Amount	$5,912,777	100.00%	$7,006,735	100.00%	$(1,093,958)	(15.61)%

Gross income from sales of agricultural products sales decreased by US$847,777 or 12.85%, for the year ended June 30, 2022 as compared to the same period in 2021. The decrease in gross income was mainly due to decrease of revenue from sales of agricultural products during the year ended June 30, 2022.

Gross income from sales of silk and silk fabrics decreased by US$39,912, or 40.77%, for the year ended June 30, 2022 as compared to the same period in 2021. The decrease in gross income was mainly due to the increase of the cost of raw silk, which is the raw material for silk fabrics production during the year ended June 30, 2022.

Gross income from sales of automotive battery decreased by US$206,269, or 65.90%, for the year ended June 30, 2022 as compared to the same period in 2021. The decrease in gross income was mainly due to the increase of the purchasing cost of automotive battery during the year ended June 30, 2022.

Expenses

The following table sets forth the breakdown of its operating expenses for the years ended June 30, 2022 and 2021, respectively:

	Years Ended June 30,				Variance
	2022	%	2021	%	Amount	%
General and administrative expenses	$1,271,242	93.68%	$1,485,956	94.97%	$(214,714)	(14.45)%
Selling expenses	85,832	6.32%	78,662	5.03%	7,170	9.11%
Total Amount	$1,357,074	100%	$1,564,618	100%	$(207,544)	(13.26)%

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General and Administrative Expenses

For the year ended June 30, 2022, our general and administrative expenses were US$1,271,242, representing a decrease of US$214,714, or 14.45%, as compared to the same period in 2021. The decrease was mainly due to the deceased agency service fee and testing fees for the imported goods during the year ended June 30, 2022, as the decrease of the agricultural products as a result of the impact from COVID-19 during the same period last year.

Other Income, Net

For the year ended June 30, 2022, our net other income was US$584,409, representing an increase of US$297,661, or 103.81%, as compared to net other income of US$286,748 in the same period in 2021. The increase in net other income was primarily attributable to the increased government subsidies which is an incentive for companies to promote the development of the local technology industry and the development of the local business.

Net Income

Our net income was US$3,081,275 for the year ended June 30, 2022, a decrease of US$501,708, or 14.00%, from net income of US$3,582,983 for the year ended June 30, 2021. The decrease in net income was primarily a result of the decrease in revenue, partially offset by the decrease in general and administrative expenses and the increase in other income.

Comprehensive Income

The comprehensive income was US$2,805,426 for the year ended June 30, 2022, a decrease of US$945,385 from a comprehensive income of US$3,750,811 for the same period in 2021. After deduction of non-controlling interest, the comprehensive income attributable to us was US$2,942,954 for the year ended June 30, 2022, compared to a comprehensive income attributable to us in the amount of US$3,724,608 for the year ended June 30, 2021. The decrease of comprehensive income was due to the decrease in net income as mentioned above.

Liquidity and Capital Resources

In assessing its liquidity, Dream Partner monitors and analyzes its cash on-hand and its operating and capital expenditure commitments. Dream Partner’s liquidity needs are to meet its working capital requirements, operating expenses and capital expenditure obligations. Proceeds from third party loan have been utilized to finance its working capital requirements. Dream Partner’s working capital was approximately $4.4 million and $2.2 million as of June 30, 2022 and 2021, respectively.

Management believes that Dream Partner’s current cash, cash flows from future operations, and access to loans will be sufficient to meet our working capital needs for at least the next 12 months. Dream Partner intend to continue to carefully execute its growth plans and manage market risk.

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Working Capital

The following table provides the information about its working capital at June 30, 2022 and June 30, 2021:

	June 30, 2022	June 30, 2021

Current Assets	$31,989,922	$30,644,858
Current Liabilities	27,577,903	28,418,632
Working Capital	$4,412,019	$2,226,226

The working capital increased by US$2,185,793, or 98.18%, as of June 30, 2022 from June 30, 2021, primarily as a result of an increase in cash and cash equivalents, an increase in accounts receivable, a decrease in accounts payable and advance from customers, partially offset by the increase in short-term bank loans and taxes payable as of June 30, 2022.

Capital Commitments and Contingencies

Capital commitments refer to the allocation of funds for the possible purchase in the near future for fixed assets or investment. Contingency refers to a condition that arises from past transactions or events, the outcome of which will be confirmed only by the occurrence or non-occurrence of uncertain futures events.

As of June 30, 2022 and 2021, Dream Partner had no other material capital commitments or contingent liabilities.

Off-Balance Sheet Commitments and Arrangements

Dream Partner does not have any off-balance sheet commitments and arrangements that are currently material or reasonably likely to be material to its financial position or results of operations.

Cash Flows

Fiscal Year Ended June 30, 2022 compared to Fiscal Year Ended June 30, 2021

	Years Ended June 30,
	2022	2021

Net cash used in operating activities	$(874,197)	$(13,328,009)
Net cash used in investing activities	(882,520)	(405,566)
Net cash provided by financing activities	2,165,930	9,485,816
Effect of exchange rate changes on cash and cash equivalents	(28,953)	299,650
Net increase (decrease) in cash and cash equivalents	380,260	(3,948,109)
Cash and cash equivalents, beginning of the period	391,588	4,339,697
Cash and cash equivalents, end of the period	$771,848	$391,588

Operating Activities

Net cash used in operating activities during the year ended June 30, 2022 was US$0.9 million, consisting of net income of US$3.1 million and net changes in Dream Partner’s operating assets and liabilities, which mainly included an increase in accounts receivable of US$2.5 million, a decrease in accounts payable of US$1.9 million, a decrease in advance from customers of US$1.1 million, partially offset by the increase in taxes payable of US$1.9 million.

Net cash used in operating activities during the year ended June 30, 2021 was approximately US$13.3 million, consisting of net income from continuing operations of US$3.6 million and net changes in Dream Partner’s operating assets and liabilities, which mainly included an increase in accounts receivable of US$20.2 million, an increase in inventories of US$1.5 million, partially offset by the increase in advance from customers of US$2.2 million, the increase in other payable and accrued expenses of US$1.3 million and the increase in taxes payable of US$1.8 million.

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Investing Activities

For the year ended June 30, 2022, net cash used in investing activities was US$0.9 million, primarily due to the acquisitions of property and equipment of US$0.9 million.

For the year ended June 30, 2021, net cash used in investing activities was US$0.4 million, primarily due to the acquisitions of property and equipment of US$0.4 million.

Financing Activities

For the year ended June 30, 2022, net cash provided by financing activities amounted to approximately US$2.2 million, due to proceeds from short-term bank loans of US$23.4 million and proceeds from long-term bank loans of US$0.5 million, partially offset by the repayment of short-term bank loans of US$20.4 million and the repayment of long-term bank loans of US$1.6 million.

For the year ended June 30, 2021, net cash provided by financing activities amounted to approximately US$9.5 million, due to proceeds from short-term bank loans of US$17.6 million and proceeds from long-term bank loans of US$3.5 million, partially offset by the repayment of long-term bank loans of US$11.7 million.

Results of Operations for the Nine Months Ended March 31, 2023 and 2022

Overview

The following table summarizes Dream Partner’s results of operations for the nine months ended March 31, 2023 and 2022:

	Nine Months Ended
	March 31,		Variance
	2023	2022	Amount	%
Revenue	$30,596,278	$26,967,057	$3,629,221	13.46%
Cost of revenue	27,788,054	24,335,339	3,452,715	14.19%
Gross income	2,808,224	2,631,718	176,506	6.71%
General and administrative expenses	926,975	1,005,572	(78,597)	(7.82)%
Selling expenses	75,538	71,648	3,890	5.43%
Income from operations	1,805,711	1,554,498	251,213	16.16%
Other income, net	317,672	579,325	(261,653)	(45.17)%
Interest expenses, net	(646,726)	(544,766)	(101,960)	18.72%
Income before provision for income taxes	1,476,657	1,589,057	(112,400)	(7.07)%
Provision for income taxes	471,966	535,532	(63,566)	(11.87)%
Net income	$1,004,691	$1,053,525	$(48,834)	(4.64)%
Comprehensive income attributable to Dream Partner Limited	$933,111	$1,193,851	$(260,740)	(21.84)%

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Revenue

Currently, Dream Partner has three revenue streams derived from its three major business through our PRC subsidiaries. First, planting, processing and distributing agricultural produce, growing and cultivation of mulberry trees and silkworm cocoons, as well as importing high quality fruits; this business is conducted through Chongqing Wintus, Chongqing Hongsheng, Wulong Wintus and Chongqing Jiaxuan. Second, developing, manufacturing, and distributing specialized silk and silk fabrics and other by-products; this business is channeled through Chongqing Wintus and Liangping Wintus. Third, distributing automotive battery for production of electric automotive; this business is conducted via Chongqing Wintus.

The following table sets forth the breakdown of Dream Partner’s revenue for each of the three revenue streams for the nine months ended March 31, 2023 and 2022, respectively:

	Nine Months Ended March 31,				Variance
	2023	%	2022	%	Amount	%
Agricultural products	$27,695,364	90.52%	$19,069,090	70.71%	8,626,274	45.24%
Silk and silk fabrics	1,212,199	3.96%	2,246,861	8.33%	(1,034,662)	(46.05)%
Automotive battery	1,688,715	5.52%	5,651,106	20.96%	(3,962,391)	(70.12)%
Total Amount	$30,596,278	100.00%	$26,967,057	100.00%	3,629,221	13.46%

For the nine months ended March 31, 2023 and 2022, revenue from sales of agricultural products was US$27,695,364 and US$19,069,090, respectively, which represented an increase of US$8,626,274, or 45.24%. The increase of revenue from sales of agricultural products was mainly due to the COVID-19 resurgence and lockdown measures in 2022 in China.

For the nine months ended March 31, 2023 and 2022, revenue from sales of silk and silk fabrics products was US$1,212,199 and US$2,246,861, respectively, representing a decrease of US$1,034,662, or 46.05%. The decrease was mainly due to the demands decreased from our domestic customers on silk fabrics for the nine months ended March 31, 2023.

For nine months ended March 31, 2023 and 2022, revenue from sales of automotive battery was US$1,688,715 and US$5,651,106, respectively, representing a significant decrease of US$3,962,391, or 70.12%. The decrease was mainly due to the demands decreased from our oversea customer on automotive battery.

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Cost of Revenue and Related Tax

The following table sets forth the breakdown of the cost of revenue for each of Dream Partner’s three revenue streams for the nine months ended March 31, 2023 and 2022:

	Nine Months Ended March 31,				Variance
	2023	%	2022	%	Amount	%
Agricultural products	$25,063,272	90.19%	$16,527,719	67.92%	$8,535,553	51.64%
Silk and silk fabrics	1,214,160	4.37%	2,191,688	9.01%	(977,528)	(44.60)%
Automotive battery	1,508,245	5.43%	5,612,695	23.06%	(4,104,450)	(73.13)%
Business and sales related tax	2,377	0.01%	3,237	0.01%	(860)	(26.57)%
Total Amount	$27,788,054	100.00%	$24,335,339	100.00%	$3,452,715	14.19%

For the nine months ended March 31, 2023 and 2022, cost of revenue from sales of agricultural products was US$25,063,272 and US$16,527,719, respectively, representing an increase of US$8,535,553, or 51.64%. The increase was mainly due to the increase of revenue from sales of agricultural products.

For the nine months ended March 31, 2023 and 2022, cost of revenue from sales of silk and silk fabrics products was US$1,214,160 and US$2,191,688, respectively, representing a decrease of US$977,528, or 44.60%. The decrease was mainly due to the decrease of revenue from sales of silk and silk fabrics products.

For the nine months ended March 31, 2023 and 2022, cost of revenue from sales of automotive battery was US$1,508,245 and US$5,612,695, respectively, representing a decrease of US$4,104,450, or 73.13%. The decrease was due to the decrease of revenue from sales of automotive battery.

Gross Income

The following table sets forth the breakdown of the gross income for each of Dream Partner’s three revenue streams for the nine months ended March 31, 2023 and 2022:

	Nine Months Ended March 31,				Variance
	2023	%	2022	%	Amount	%
Agricultural products	$2,629,715	93.64%	$2,538,134	96.44%	$91,581	3.61%
Silk and silk fabrics	(1,961)	(0.07)%	55,173	2.10%	(57,134)	(103.55)%
Automotive battery	180,470	6.43%	38,411	1.46%	142,059	369.84%
Total Amount	$2,808,224	100%	$2,631,718	100%	$176,506	6.71%

Gross income from sales of agricultural products sales slightly increased by US$91,581 or 3.61%, for the nine months ended March 31, 2023 as compared to the same period in 2022. The increase in gross income was mainly due to increase of revenue from sales of agricultural products during the nine months ended March 31, 2023.

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Gross loss from sales of silk and silk fabrics was US$1,961 for the nine months ended March 31, 2023 as compared to gross income of US$55,173 for the same period in 2022. The decrease in gross income was mainly due to the increase of the cost of raw silk, which is the raw material for silk fabrics production during the nine months ended March 31, 2023.

Gross income from sales of automotive battery increased by US$142,059, or 369.84%, for the nine months ended March 31, 2023 as compared to the same period in 2022. The increase in gross income was mainly due to the decrease of the purchasing cost of automotive battery after negotiating with the supplier during the nine months ended March 31, 2023.

Expenses

The following table sets forth the breakdown of Dream Partner’s operating expenses for the nine months ended March 31, 2023 and 2022, respectively:

	Nine Months Ended March 31,				Variance
	2023	%	2022	%	Amount	%
General and administrative expenses	$926,975	92.47%	$1,005,572	93.35%	$(78,597)	(7.82)%
Selling expenses	75,538	7.53%	71,648	6.65%	3,890	5.43%
Total Amount	$1,002,513	100%	$1,077,220	100%	$(74,707)	(6.94)%

General and Administrative Expenses

For the nine months ended March 31, 2023, Dream Partner’s general and administrative expenses were US$926,975, representing a slight decrease of US$78,597, or 7.82%, as compared to the same period in 2022. The decrease was mainly due to the deceased agency service fee and testing fees for the imported goods during the nine months ended March 31, 2023.

Other Income, Net

For the nine months ended March 31, 2023, Dream Partner’s net other income was US$317,672, representing a decrease of US$261,653, or 45.17%, as compared to net other income of US$579,325 in the same period in 2022. The decrease in net other income was primarily due to the decrease of government subsidies which is an incentive for companies to promote the development of the local technology industry and the development of the local business.

Net Income

Dream Partner’s net income was US$1,004,691 for the nine months ended March 31, 2023, a slight decrease of US$48,834, or 4.64%, from net income of US$1,053,525 for the same period in 2022. The decrease in net income was primarily a result of the decrease in other income, partially offset by the decrease in general and administrative expenses.

Comprehensive Income

The comprehensive income was US$832,246 for the nine months ended March 31, 2023, a decrease of US$316,244 from a comprehensive income of US$1,148,490 for the same period in 2022. After deduction of non-controlling interest, the comprehensive income attributable to us was US$933,111 for the nine months ended March 31, 2023, compared to a comprehensive income attributable to us in the amount of US$1,193,851 for the nine months ended March 31, 2022. The decrease of comprehensive income was due to the decrease in net income as mentioned above.

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Liquidity and Capital Resources

In assessing Dream Partner’s liquidity, Dream Partner monitors and analyzes its cash on-hand and our operating and capital expenditure commitments. Our liquidity needs are to meet our working capital requirements, operating expenses and capital expenditure obligations. Proceeds from third party loan have been utilized to finance Dream Partner’s working capital requirements. Dream Partner’s working capital was approximately $5.1 million and $4.4 million as of March 31, 2023 and June 30, 2022, respectively.

Management believes that our current cash, cash flows from future operations, and access to loans will be sufficient to meet our working capital needs for at least the next 12 months. Dream Partner intends to continue to carefully execute its growth plans and manage market risk.

Working Capital

The following table provides the information about Dream Partner’s working capital at March 31, 2023 and June 30, 2022:

	March 31, 2023	June 30, 2022

Current Assets	$27,405,138	$31,989,922
Current Liabilities	22,306,028	27,577,903
Working Capital	$5,099,110	$4,412,019

The working capital increased by US$687,091, or 15.57%, as of March 31, 2023 from June 30, 2022, primarily as a result of a decrease in accounts payable, partially offset by the decrease in accounts receivable and inventories as of March 31, 2023.

Capital Commitments and Contingencies

Capital commitments refer to the allocation of funds for the possible purchase in the near future for fixed assets or investment. Contingency refers to a condition that arises from past transactions or events, the outcome of which will be confirmed only by the occurrence or non-occurrence of uncertain futures events.

As of March 31, 2023 and June 30, 2022, Dream Partner had no other material capital commitments or contingent liabilities.

Off-Balance Sheet Commitments and Arrangements

Dream Partner do not have any off-balance sheet commitments and arrangements that are currently material or reasonably likely to be material to our financial position or results of operations.

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Cash Flows

Nine Months Ended March 31, 2023 compared to Nine Months Ended March 31, 2022

	Nine Months Ended March 31,
	2023	2022

Net cash provided by (used in) operating activities	$401,775	$(1,625,710)
Net cash used in investing activities	(21,466)	-
Net cash (used in) provided by financing activities	(689,766)	2,205,576
Effect of exchange rate changes on cash and cash equivalents	(22,026)	13,147
Net (decrease) increase in cash and cash equivalents	(331,483)	593,013
Cash and cash equivalents, beginning of the period	771,848	391,588
Cash and cash equivalents, end of the period	$440,365	$984,601

Operating Activities

Net cash provided by operating activities during the nine months ended March 31, 2023 was US$0.4 million, consisting of net income of US$1.0 million, depreciation and amortization of US$0.3 million and net changes in Dream Partner’s operating assets and liabilities, which mainly included a decrease in accounts receivable of US$0.8 million, a decrease in inventories of US$2.7 million, an increase in taxes payable of US$0.6 million, partially offset by a decrease in accounts payable of US$3.8 million, a decrease in advance from customers of US$0.7 million and a decrease in advance from related party of US$0.9 million.

Net cash used in operating activities during the nine months ended March 31, 2022 was approximately US$1.6 million, consisting of net income from continuing operations of US$1.1 million and net changes in Dream Partner’s operating assets and liabilities, which mainly included a decrease in inventories of US$1.2 million, increase in taxes payable of US$0.9 million, offset by an increase in accounts receivable of US$3.2 million and a decrease in advance from customers of US$0.6 million, a decrease in advance from related party of US$0.7 million.

Investing Activities

For the nine months ended March 31, 2023, net cash used in investing activities was US$0.02 million, primarily due to the acquisitions of property and equipment.

For the nine months ended March 31, 2022, net cash used in investing activities was nil.

Financing Activities

For the nine months ended March 31, 2023, net cash used in financing activities amounted to approximately US$0.7 million, due to the repayment of short-term bank loans of US$17.2 million, the repayment of long-term bank loans of US$0.8 million, the payment to related parties of US$1.0 million, partially offset by the proceeds of short-term bank loans of US$17.6 million and the proceeds of long-term bank loans of US$0.6 million.

For the nine months ended March 31, 2022, net cash provided by financing activities amounted to approximately US$2.2 million, due to proceeds from short-term bank loans of US$16.1 million, partially offset by the repayment of short-term bank loans of US$14.1 million.

SECTION 16(A) COMPLIANCE

Section 16(a) of the Exchange Act, requires our directors, officers, and persons who own more than 10% of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other of our equity securities. To our knowledge, based solely on review of the copies of such reports furnished to us, as of the date of this proxy, all Section 16(a) filings applicable to officers, directors, and greater than 10% stockholders were made.

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SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock by any person known to us to be the beneficial owner of more than 5% of the outstanding common stock, by directors and certain executive officers, and by all of our directors and executive officers as a group. Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she, or it possesses sole or shared voting or investment power over that security or has the right to acquire securities within 60 days from the Record Date, including options and warrants that are currently exercisable or exercisable within 60 days from the Record Date.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. The calculation of percentage of beneficial ownership is based on 21,256,211 shares of our common stock that were outstanding as of the Record Date.

Name and Address(1)	Title of Class	Amount and Nature of Beneficial Ownership	Percent (%) of Class(2)
Xiqiao Liu	common	43,000	0.25%
Sai (Sam) Wang	common	83,294	0.49%
Jennifer Zhan	common	43,000	0.25%
Jin Liu	common	0
Yanzeng An	common	0
Mike Zhao	common	0
Hu Li	common	0

All Officers and Directors as a Group (7 total)	common	169,294	0.99%

5% Shareholders Not Mentioned Above :
Yongke Xue	common	1,082,250	5.1%
Shanchun Huang	common	2,489,277	11.71%
Marvin Liu	common	1,600,000	7.53

(1)	Unless otherwise noted, the address for each of the named beneficial owners is: c/o Shineco, Inc., RM 3D-1603 New World Center Apartment, Chong Wen Men Wai Blvd, Beijing 100062, People’s Republic of China 100176.

(2)	The number and percentage of outstanding shares of common stock is based upon 21,256,211 shares outstanding as of Record Date.

On November 26, 2021, the Company filed a complaint in the Supreme Court of the State of New York, New York County against Lei Zhang and Yan Li, as defendants, and Transhare Corporation, as a nominal defendant, asserting that defendants had not paid for restricted shares of the Company stock pursuant to stock purchase agreements they executed with the Company. The Company sought money damages of $9,088,125 plus interest, punitive damages, and reimbursement of all costs, expenses, and attorneys’ fees. A date for trial will be set at a status conference on September 27, 2023. The outcome of this legal proceeding is uncertain at this point. The Company intends to recover on its claims, and vigorously defend itself in this litigation.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review, Approval, or Ratification of Related Party Transactions

Our Audit Committee is responsible for reviewing and approving all related party transactions that are required to be disclosed under the applicable rules of the SEC and Nasdaq, when appropriate, and authorizing or ratifying all such transactions in accordance with written policies and procedures established by our board of directors from time to time. The Audit Committee may approve or ratify related party transaction only if it determines in good faith that under all the circumstances, the transaction is fair to us.

A director may vote in respect of any contract or transaction in which he or she is interested, provided, however that the nature of the interest of any director in any such contract or transaction shall be disclosed by him or her at or prior to its consideration and any vote on that matter. A general notice or disclosure to the directors or otherwise contained in the minutes of a meeting or a written resolution of the directors or any committee thereof of the nature of a director’s interest shall be sufficient disclosure and after such general notice it shall not be necessary to give special notice relating to any particular transaction. A director may be counted for a quorum upon a motion in respect of any contract or arrangement which he or she shall make with our company, or in which he or she is so interested and may vote on such motion.

We have a policy under which we are prohibited from making or renewing any personal loan to our executive officers or directors in accordance with Section 13(k) of the Exchange Act. The related party transactions with Yuying Zhang, our former chairman and former Chief Executive Officer, described in this section occurred prior to adoption of this policy, and as such, these transactions were not subject to such prohibition. As of date of the Annual Report on Form 10-K filed on September 28, 2022 with the SEC, all outstanding amounts due from any loans to executive officers or directors have been collected in full.

Due from Related Parties

The Company had previously made temporary advances to certain stockholders (listed below) of the Company and to other entities that are either owned by family members of those stockholders or to other entities that the Company has investments in. Those advances are due on demand, non-interest bearing.

As of June 30, 2022, the outstanding amounts due from related parties consist of the following:

June 30, 2022

Zhao Min	$1,410
Shanghai Gaojing Private Fund Management	429,998
Zhongjian Yijia Health Technology (Qingdao) Co., Ltd.	1,719,568
Zhongjian (Qingdao) International Logistics Development Co., Ltd.	4,644,011
Total due from related parties	$6,794,987

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Due to Related Parties

As of June 30, 2022, the Company had related party payables of US$2,798,800, mainly due to the principal shareholders or certain relatives of the shareholders of the Company who lend funds for the Company’s operations. The payables are unsecured, non-interest bearing and due on demand.

June 30, 2022

Wu Yang (1)	$95,630
Wang Sai (2)	96,081
Zhou Shunfang (3)	2,044,561
Zhao Min (4)	562,528
Total due to related parties	$2,798,800

(1)	Wu Yang is the wife of Yin Weixing, one of our Directors.

(2)	Wang Sai is our Chief Financial Officer and Director. The Company paid to Wang Sai $96,081 for the related party payables in the year ended June 30, 2022.

(3)	Zhou Shunfang is the wife of Li Baolin,one of our Directors

(4)	Zhao Min is the wife of Yuying Zhang, the former Chief Executive Officer and Chairman of the Board.

Sales to Related Parties

For the years ended June 30, 2022 and 2021, no sales to related parties or balance of accounts receivables were from continuing operations. The Company recorded sales to Shaanxi Pharmaceutical Group from the discontinued operations, a related party, of US$ nil and US$1,892,410 for the years ended June 30, 2022 and 2021, respectively. As of June 30, 2022 and 2021, the balance of accounts receivable due from Shaanxi Pharmaceutical Group from discontinued operations was US$ nil and US$551,237, respectively.

PROPOSAL NO. 1 - APPROVE THE ISSUANCE OF UP TO 10,000,000 SHARES OF ITS COMMON STOCK

Proposal

We are asking our stockholders to approve the issuance of up to 10,000,000 shares (the “Issuance”) of our restricted common stock (the “Common Stock”), at the purchase price of $1.25 per share, to certain shareholders of Dream Partner Limited, a BVI corporation (“Dream Partner”), as a consideration for the acquisition of 71.42% of the equity interest (the “Equity Interest”) in Dream Partner from the Sellers (the “Acquisition”) through Shineco Life, pursuant to and upon the terms and subject to the conditions set forth in the stock purchase agreement, dated May 29, 2023 (the “Purchase Agreement”) entered into by the Company, Dream Partner, certain shareholders of Dream Partner (the “Sellers”), Shineco Life Science Group Hong Kong Co., Limited, a Hong Kong corporation and a wholly-owned subsidiary of the Company (“Shineco Life”), and Chongqing Wintus Group, a corporation incorporated under the laws of mainland China (“Wintus”).

Upon the consummation of the Purchase Agreement and the Acquisition contemplated therein, the Company shall (a) pay the Sellers an aggregate cash consideration of $2,000,000 (the “Cash Consideration”); (b) shall issue certain shareholders, as listed therein, an aggregate of 10,000,000 shares of the Company’s restricted Common Stock (the “Shares”); and (c) shall transfer and sell to the Sellers 100% of the Company’s equity interest in Beijing Tenet-Jove Technological Development Co., Ltd. (“the “Tenet-Jove Shares”).

Effect of the Proposal No. 1 on Current Stockholders

If the Proposal No. 1 is adopted, the issuance of the Shares would result in dilution to our stockholders, and would afford our stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company.

About Dream Partner

Dream Partner is a holding corporation incorporated under the laws of British Virgin Islands. As a holding company with no material operations of its own, Dream Partner conducts substantially all of its operations through Wintus, the operating entity established in the PRC (including its subsidiaries as the “Wintus Group”).

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The Wintus Group is mainly engaged in the production, processing and trade of mulberry, cocoon, silk and silk products, and has the largest silkworm base and silk reeling and silk weaving factory in Chongqing, China. Wintus works closely with research institutes and universities to carry out research on silkworm breeding, cocoon cultivation and silk production, and engages third-party factories and other partners for the refining and dyeing of silk raw materials, processing silk products into silk garments, bedding, silk scarves, and silk cultural and other luxury products. The Wintus Group then exports such silk products or sells such products domestically in China. Besides its primary silk products business, the Wintus Group also engages in fruit import and export, as well as car batteries export.

Reasons for Stockholder Approval

Our common stock is listed on the Nasdaq Capital Market, and, as such, we are subject to the applicable rules of the Nasdaq Stock Market LLC, including Nasdaq Listing Rule 5635(a), which requires stockholder approval if the Nasdaq-listed company will issue a number of shares of common stock that is equal to or in excess of 20% of the number of shares of common stock outstanding before such issuance. Thus, in order to permit the issuance of common stock as consideration for the acquisition of Wintus, we must first obtain stockholder approval of this Issuance. As set out in the Stock Purchase Agreement, the closing of the Stock Purchase Agreement is subject to approval by a majority of our stockholders.

If the proposal is approved, upon the closing of the Purchase Agreement and the transaction contemplated therein, we would issue 10,000,000 shares of Common Stock, which would constitute 47% of the Common Stock issued and outstanding immediately after the Issuance.

Following the Acquisition and the Issuance contemplated therein, the Sellers will beneficially own 10,000,000 or approximately 32% of the Company’s outstanding Common Stock. The Sellers have agreed to enter into an irrevocable power of attorney, assigning their respective voting rights to the chief executive officer of the Company, in all matters and things that the shareholders of the Company have the right to vote upon.

Stockholder approval of this Proposal No. 1 will constitute stockholder approval for purposes of Nasdaq Listing Rule.

The foregoing summary of the Purchase Agreement is not purported to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which has been included as Annex “B” to this Proxy Statement, as filed electronically with the SEC, which is available under the Company’s filings at www.sec.gov.

OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE

“FOR” THE RESOLUTION IN THE PROPOSAL NO. 1

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OTHER MATTERS

Our Board knows of no other matter to be presented at the Meeting. If any additional matter should properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such matters.

OTHER IMPORTANT INFORMATION

Proxy Solicitation

The solicitation of proxies is made on behalf of the Board and we will bear the cost of soliciting proxies. The transfer agent and registrar for our common stock, Transhare Corporation, as a part of its regular services and for no additional compensation other than reimbursement for out-of-pocket expenses, has been engaged to assist in the proxy solicitation. Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by our directors, officers, and other employees who will receive no additional compensation therefor. We may also retain a proxy solicitation firm to assist us in obtaining proxies by mail, facsimile, or email from record and beneficial holders of shares for the Meeting. If we retain a proxy solicitation firm, we expect to pay such firm reasonable and customary compensation for its services, including out-of-pocket expenses.

We request persons such as brokers, nominees, and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy. We will reimburse such persons for their reasonable expenses.

Annual Report

The Annual Report is being sent with this proxy statement to each stockholder and is available at https://www.biosisi.com as well as on the SEC’s website at www.sec.gov. The Annual Report contains our audited financial statements for the fiscal year ended June 30, 2022. The Annual Report, however, is not to be regarded as part of the proxy soliciting material.

Delivery of Proxy Materials to Households

Only one copy of this proxy statement and one copy of our Annual Report are being delivered to multiple registered stockholders who share an address unless we have received contrary instructions from one or more of the stockholders. A separate form of proxy and a separate notice of the Meeting are being included for each account at the shared address. Registered stockholders who share an address and would like to receive a separate copy of our Annual Report and/or a separate copy of this proxy statement, or have questions regarding the householding process, may contact the Company’s transfer agent: Transhare Corporation, by calling (303) 662-1112, or by forwarding a written request addressed to Transhare Corporation, Bayside Center 1, 17755 North US Highway 19, Suite # 140, Clearwater, FL 33764.

Promptly upon request, a separate copy of our Annual Report on Form 10-K and/or a separate copy of this proxy statement will be sent. By contacting Transhare Corporation, registered stockholders sharing an address can also (i) notify the Company that the registered stockholders wish to receive separate annual reports to stockholders, proxy statements, and/or Notices of Internet Availability of Proxy Materials, as applicable, in the future or (ii) request delivery of a single copy of annual reports to stockholders and proxy statements in the future if registered stockholders at the shared address are receiving multiple copies.

Many brokers, brokerage firms, broker/dealers, banks, and other holders of record have also instituted “householding” (delivery of one copy of materials to multiple stockholders who share an address). If your family has one or more “street name” accounts under which you beneficially own shares of our common stock, you may have received householding information from your broker, brokerage firm, broker/dealer, bank, or other nominee in the past. Please contact the holder of record directly if you have questions, require additional copies of this proxy statement or our Annual Report or wish to revoke your decision to household and thereby receive multiple copies. You should also contact the holder of record if you wish to institute householding.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Accompanying this proxy statement is a copy of the Annual Report. Such Annual Report constitutes the Company’s annual report to its stockholders for purposes of Rule 14a-3 under the Exchange Act. Such Annual Report includes the Company’s audited financial statements for the fiscal year ended June 30, 2022 and certain other financial information, which is incorporated by reference herein. The Company is subject to the informational requirements of the Exchange Act and in accordance therewith files reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information are available on the SEC’s website at www.sec.gov. Stockholders who have questions in regard to any aspect of the matters discussed in this proxy statement should contact Xiqiao Liu, our Executive Director, at RM 3D-1603 New World Center Apartment, Chong Wen Men Wai Blvd, Beijing 100062, People’s Republic of China or by telephone on (+86) 10- 68130220.

Important Notice Regarding the Availability of Proxy Materials for the Special meeting: The Notice & Proxy Statement and the Annual Report are available at https://www.biosisi.com.

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Annex A

SHINECO, INC.

Special meeting of Stockholders

July 20, 2023

9:00 p.m. EST

THIS PROXY IS SOLICITED ON BEHALF OF

THE BOARD OF DIRECTORS OF SHINECO, INC.

The undersigned stockholder of Shineco, Inc., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Special meeting of Stockholders and the Proxy Statement, each dated [  ], 2022, and hereby appoints, if no person is specified, Xiqiao Liu as proxy, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the special meeting of stockholders to be held on July 20, 2023, at 9:00 p.m. EST, at [  ] (the “Meeting”), or at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below (i) as specified by the undersigned below and (ii) in the discretion of any proxy upon such other business as may properly come before the Meeting, all as set forth in the Notice of the Special meeting of Stockholders and in the Proxy Statement furnished herewith.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” Proposal No. 1, and in the discretion of the proxy with respect to such other business as may properly come before the Meeting.

Continued and to be signed on reverse side

VOTE BY INTERNET

www.transhare.com (click on Vote Your Proxy and enter your control number)

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m., EST, July 19, 2023. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY EMAIL

Please email your signed proxy card to Anna Kotlova at akotlova@bizsolaconsulting.com.

VOTE BY FAX

Please fax your signed proxy card to +1.727.269.5616.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Anna Kotlova, Transhare Corporation, 17755 North US Highway 19, Suite # 140. Clearwater FL 33764.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please provide your email address below and check here to indicate your consent to receive or access proxy materials electronically in future years. [  ]

Email Address:

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends voting FOR the following:

Votes must be indicated (x) in Black or Blue ink.

		FOR	AGAINST	ABSTAIN
PROPOSAL NO. 1:	To approve the issuance of up to 10,000,000 shares of its common stock (the “Issuance”), par value $0.001 per share (the “Common Stock”), at the purchase price of $ 1.25 per share pursuant to the terms of a stock purchase agreement dated as of May 29, 2023 (the “Purchase Agreement”), to pursuant to which Shineco Life Science Group Hong Kong Co., Limited, a Hong Kong corporation and a wholly owned subsidiary of the Company (“Shineco Life”) will acquire majority interest (the “Acquisition”) in Dream Partner Limited, a BVI holding company (“Dream Partner”)	[ ]	[ ]	[ ]

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If an entity, please sign in the full entity name, by a duly authorized officer.

Stock Owner signs here	Co-Owner signs here

Date:

A-2

Annex B

STOCK PURCHASE AGREEMENT

between

Wang Xiaohui and Yan Chi Keung

(“Sellers”)

Dream Partner Limited

(“Company”)

Shineco, Inc.

(“Parent”)

Chongqing Wintus Group

(“Wintus”)

and

Shineco Life Science Group Hong Kong Co., Limited

(Buyer)

dated as of

May 29, 2023

STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (this “Agreement”), dated as of the date first written above, is entered into between Wang Xiaohui and Yan Chi Keung (individually as the “Seller” and collectively as the “Sellers”), Shineco, Inc., a Delaware Corporation (“Parent”), Shineco Life Science Group Hong Kong Co., Limited, a Hong Kong corporation (“Buyer”), Dream Partner Limited, a BVI corporation (the “Company”) Chongqing Wintus Group, a corporation incorporated under the laws of mainland China (“Wintus”). Capitalized terms used in this Agreement have the meanings given to such terms herein.

RECITALS

WHEREAS, the Company is a holding company incorporated in British Virgin Islands, and is engaged in the manufacturing silk products through its wholly subsidiary Wintus.

WHEREAS, Sellers collectively own 100% equity interests (the “Equity Interests”), of the Company in the amounts set forth on Exhibit A. However, Wang Xiaohui is the record holder of the Equity Interests on behalf of Persons listed in Exhibit D;

WHEREAS, the Buyer is a wholly owned subsidiary of the Parent;

WHEREAS, Beijing Tenet-Jove Technological Development Co., Ltd. (“Tenet-Jove”) is a wholly-owned subsidiary of the Parent; and

WHEREAS, Sellers wish to sell to Buyer, and Buyer wishes to purchase from the Sellers, the Shares (as defined below) for a Purchase Price (as defined below) of $27,500,000, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

Purchase and sale

Section 1.01 Purchase and Sale. Subject to the terms and conditions set forth herein, at the Closing Date (as stated under Closing Confirmation Letter), Sellers shall sell to Buyer, and Buyer shall purchase from Sellers, a total of 71.42% of the Equity Interests in the respective amount as forth in Exhibit B (the “Shares”), free and clear of any mortgage, pledge, lien, charge, security interest, claim, community property interest, option, equitable interest, restriction of any kind (including any restriction on use, voting, transfer, receipt of income, or exercise of any other ownership attribute), or other encumbrance (each, an “Encumbrance”) .

Section 1.02 Purchase Price. In payment of the Shares, the Parent shall pay the Sellers (a) an aggregate cash consideration of $2,000,000, in the respective amount as set forth in Exhibit C (the “Cash Consideration”); (b) shall issue an aggregate of 10,000,000 shares of the Parent’s restricted common stock to certain shareholders in the amounts set forth in the Exhibit D, free from any Encumbrance (the “Parent Shares”); and (c) shall transfer and sell to the Sellers its 100% equity interest in Tenet-Jove, in the respective amounts set forth in the Exhibit E, free from any Encumbrance (“the “Tenet-Jove Shares,” together with the Cash Consideration and the Parent Shares as the “Purchase Price”). Buyer shall pay the Cash Consideration to Sellers at the Closing by wire transfer of immediately available funds in accordance with the wire transfer instructions set forth in Section 1.02 of the Disclosure Schedules. The term “Disclosure Schedules” means the disclosure schedules, attached hereto and made a part hereof, delivered by Sellers and Buyer concurrently with the execution, closing, and delivery of this Agreement.

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ARTICLE II

CLOSING

Section 2.01 Closing. The closing of the purchase and sale of the Shares contemplated by this Agreement (the “Closing”) shall take place on a date that is no later than forty five (45) Business Days following the date of the Closing Confirmation Letter. The parties to the agreement shall sign the “Closing Confirmation Letter” as set forth in Annex I, to confirm the Closing Date and the Closing shall be effected remotely by the electronic exchange of documentation and will be effective on the Closing Date. “Business Day” means any day other than a Saturday, Sunday, or public holiday under the laws of the State of New York.

Section 2.02 Selling Parties Closing Deliverables. At the Closing, each Seller, the Company and Wintus (individually as the “Selling Party” and collectively the “Selling Parties”), as the case may be, shall deliver to Buying Parties the following:

(a) An executed copy of the Agreement.

(b) Equity certificates evidencing Sellers ownership of the Shares, free and clear of all Encumbrances, duly endorsed in blank or accompanied by stock powers or other instruments of transfer duly executed in blank.

(c) Reserved.

(d) A signed power of attorney agreement.

(e) Upon execution of this Agreement, a unanimous written consent from the board of directors of the Company approving the transactions set forth herein.

(f) A good standing certificate (or its equivalent) for the Company from the secretary of state or similar governmental authority of the jurisdiction in which the Company is organized and each jurisdiction where the Company is required to be qualified, registered, or authorized to do business.

(g) Appropriate documentation evidencing the ownership and registration of the Buyer as the beneficial owner of the Shares in the corporate records of the Company, representing 71.42% of the Equity Interest in the Company.

(h) A good standing certificate (or its equivalent) for Wintus from the secretary of state or similar governmental authority of the jurisdiction in which Wintus is organized and each jurisdiction where Wintus is required to be qualified, registered, or authorized to do business

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(i) All other agreements, certifications, and other documents required to be executed and delivered by the Sellers and the Company, as applicable, hereunder at the Closing

Section 2.03 Buying Parties Closing Deliveries. At the Closing, Buyer and the Parent (individually as the “Buying Party” and collectively as the “Buying Parties”), as applicable, shall deliver the following to Seller:

(a) An executed copy of the Agreement.

(b) Upon closing, proof of registration of the Seller as the beneficial owners of the Parent Shares and the Tenet-Jove Shares in the corporate records of the Parent and Tenet-Jove, respectively.

(c) The Purchase Price.

(d) Reserved.

(e) To Sellers, written consent from the board of directors of each Buying Party, as applicable, approving the transaction set forth in this Agreement on the Closing Date.

(f) To the Sellers, all other agreements, certifications, and other documents required to be executed and delivered by Buyer, Tenet-Jove or Parent hereunder at the Closing

ARTICLE III

Representations and warranties of sellING PARTIES

Each of the Selling Parties represents and warrants to Buyer that the statements contained in this ARTICLE III are true and correct as of the date hereof. For purposes of this ARTICLE III, “Sellers’ knowledge,” “knowledge of Sellers,” “Company’s knowledge,” “knowledge of the Company,” “Selling Party’s knowledge,” “Wintus’ knowledge,” “knowledge of Wintus” and any similar phrases shall mean the actual or constructive knowledge of the respective Selling Party, after due inquiry. Authority of Sellers. Sellers are individuals with full civil capacity under the Laws of the state of the People’s Republic of China. Sellers have full power and authority to enter into this Agreement and the other Transaction Documents to which Sellers is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

Section 3.01 This Agreement and any other Transaction Documents constitutes the legal, valid, and binding obligation of the Selling Parties, enforceable against the respective Selling Party in accordance with its terms. There is no pending legal proceeding that has been commenced against either of the Selling Parties and that challenges, or may have the effect of preventing, delaying, making illegal, or otherwise interfering with the performance of this Agreement or the transactions contemplated herein. To the respective Selling Party’s knowledge, no such proceeding has been threatened.

B-4

Section 3.02 Organization, Authority, and Qualification of the Company and its Subsidiaries. The Company and its subsidiaries, including Wintus, are duly organized, validly existing, and in good standing under the Laws of the respective jurisdictions where the Company and its subsidiaries, including Wintus, were incorporated, and have full corporate power and authority to own, operate, or lease the properties and assets now owned, operated, or leased by it and to carry on its business as it has been and is currently conducted. Section 3.03 of the Disclosure Schedules sets forth each jurisdiction in which the Company and its subsidiaries, including Wintus, are licensed or qualified to do business, and the Company and its subsidiaries, including Wintus, are duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by them or the operation of their business as currently conducted makes such licensing or qualification necessary.

Section 3.03 Ownership. If the Selling Party is an entity, Schedule 3.04 sets forth, as of the date hereof, the respective Selling Party’s direct or indirect ownership interest in any subsidiary companies or any other Person, its percentage ownership interest therein (and the ownership interest of any other Person therein) and the jurisdiction in which each subsidiary was organized. Each of the subsidiaries is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation. The subsidiaries have all necessary corporate power and authority to own or lease their respective properties and assets, as applicable, and to carry on their respective businesses as now conducted and are duly qualified or licensed to do business as foreign corporations or other entities in good standing in all jurisdictions in which the ownership of their property or the conduct of their business requires such qualification. Schedule 3.04 sets forth the board of directors, if applicable, and executive officers of each subsidiary.

Section 3.04 Capitalization of the Company.

(a) The Shares are owned of record and beneficially by Sellers, free and clear of all Encumbrances. All necessary steps for the transfer of Shares have been taken and upon the transfer, assignment, and delivery of the equity interest and payment therefor in accordance with the terms of this Agreement, Buyers shall own 71.42% of the Equity Interest in the Company, free and clear of all Encumbrances.

(b) All of the equity interest were issued in compliance with applicable Laws. None of the Equity Interest were issued in violation of any agreement or commitment to which Sellers or the Company is a party or is subject to or in violation of any preemptive or similar rights of any individual, corporation, partnership, joint venture, limited liability company, Governmental Authority, unincorporated organization, trust, association, or other entity (each, a “Person”).

(c) There are no outstanding or authorized options, warrants, convertible securities, stock appreciation, phantom stock, profit participation, or other rights, agreements, or commitments relating to the shares of the Company or obligating the Company to issue or sell any shares of, or any other interest in, the Company. There are no voting trusts, stockholder agreements, proxies, or other agreements in effect with respect to the voting or transfer of any of the Shares.

B-5

(d) The Company agrees to not issue equity capital that would have the effect of diluting Buyer’s ownership position in the Company without Buyer’s prior written consent.

Section 3.05 Capitalization of Wintus.

(a) The 100% equity interest in Wintus is owned of record and beneficially by the Company, free and clear of all Encumbrances.

(b) All of the equity interest were issued in compliance with applicable Laws. None of the equity interest were issued in violation of any agreement or commitment to which Wintus or the Company is a party or is subject to or in violation of any preemptive or similar rights of any Person.

(c) There are no outstanding or authorized options, warrants, convertible securities, stock appreciation, phantom stock, profit participation, or other rights, agreements, or commitments relating to the shares of Wintus or obligating Wintus to issue or sell any shares of, or any other interest in Wintus. There are no voting trusts, stockholder agreements, proxies, or other agreements in effect with respect to the voting or transfer of any of the outstanding shares in Wintus.

(d) Wintus agrees to not issue equity capital that would have the effect of diluting the Company’s ownership position in Wintus without Buyer’s prior written consent.

Section 3.06 No Conflicts or Consents. The execution, delivery, and performance, by the Selling Parties, of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the certificate of incorporation, by-laws, or other governing documents of the Company and its subsidiaries; (b) violate or conflict with any provision of any statute, law, ordinance, regulation, rule, code, treaty, or other requirement of any Governmental Authority (collectively, “Law”) or any order, writ, judgment, injunction, decree, determination, penalty, or award entered by or with any Governmental Authority (“Governmental Order”) applicable to Selling Parties; (c) require the consent, notice, or filing with or other action by any Person or require any Permit, license, or Governmental Order; (d) violate or conflict with, result in the acceleration of, or create in any party the right to accelerate, terminate, or modify any contract, lease, deed, mortgage, license, instrument, note, indenture, joint venture, or any other agreement, commitment, or legally binding arrangement, whether written or oral (collectively, “Contracts”), to which the Selling Parties are a party or by which the Selling Parties are bound or to which any of their respective properties and assets are subject; or (e) result in the creation or imposition of any Encumbrance on any properties or assets of the Selling Parties.

B-6

Section 3.07 Financial Statements. Complete copies of the Company’s consolidated audited financial statements consisting of the balance sheet of the Company for the year ended June 30, 2022 and 2021, and as of the last day of the last quarter (if any) prior to the Closing Date and the related statements of income and retained earnings, stockholders’ equity, and cash flow for the years then ended (the “Financial Statements”) shall be provided to the Buying Parties within 75 days from the Closing Date. The Financial Statements will be prepared in accordance with generally accepted accounting principles in effect in the United States from time to time (“GAAP”), applied on a consistent basis throughout the period involved. The Financial Statements will be based on the books and records of the Company and fairly present the financial condition of the Company as of the respective dates they were prepared and the results of the operations of the Company for the periods indicated. The Company maintains a standard system of accounting established and administered in accordance with GAAP.

Section 3.08 Undisclosed Liabilities. Except as set forth on Schedule 3.09, the Selling Parties have no liabilities, obligations, or commitments of any nature whatsoever, whether asserted, known, absolute, accrued, matured, or otherwise (collectively, “Liabilities”), except: (a) those which are adequately disclosed to the Buying Parties; and (b) those which have been incurred in the ordinary course of business consistent with past practice and which are not, individually or in the aggregate, material in amount.

Section 3.09 Absence of Certain Changes, Events, and Conditions. Except as set forth on Schedule 3.10, as of the date of this Agreement, the Company and its subsidiaries have been operating in the ordinary course of business consistent with past practice and there has not been:

(a) acquisition of any stock or business of, or merger or consolidation with, another Person, or any action with respect to liquidating, dissolving, recapitalizing, reorganizing or otherwise winding up the Company’s or its subsidiaries business;

(b) payment or increase by the Company or its subsidiaries of any bonuses, salaries, or other compensation to any stockholder, director, officer, or employee (except, with respect to non-executive employees, in the ordinary course of business consistent with past practice) or entry into any new, or material amendment of any existing, employment, consulting, independent contractor, severance, change of control or similar contract;

(c) adoption of any profit sharing, bonus, deferred compensation, savings, insurance, pension, retirement, or other employee benefit plan;

(d) damage to or destruction or loss of any asset or property of the Company or its subsidiaries, whether or not covered by insurance, which has had, or would reasonably be expected to have, a Material Adverse Effect on the Company or its subsidiaries;

B-7

(e) sale (other than sales of Equipment in the ordinary course of business), lease, license, distribution or other disposition of any material asset(s) or property of the Company or its subsidiaries, or any waiver, release, transfer or assignment of any right of material value, or any mortgage, pledge, or imposition of any lien or other Encumbrance on any material asset(s) or property of the Company or its subsidiaries except as noted on Schedule 3.10 or except as explicitly permitted or required under any other provision of this Agreement;

(f) entry into any contract or other agreement providing for payments by the Company or its subsidiaries in an aggregate amount exceeding $100,000 that is not terminable by the Company or its subsidiaries, as applicable, without penalty, upon sixty (60)-day notice, with the exception of agreements in the ordinary course of its business and consistent with past practice;

(g) any modification, termination or amendment to a material contract or waiver of any right or claim thereunder;

(h) any suspension or cancellation of any of the Company Permits or its subsidiaries Permits;

(i) loss of use of any the Company Intellectual Property; or

(j) any events that will result in any other Material Adverse Changes to The Company. For reference “Material Adverse Effect (or Change)” means, with respect to a particular Person, any event, fact, circumstances or condition that, individually or in the aggregate with any other such events, facts, circumstances or conditions, has had or would be reasonably expected to have (a) a material adverse effect on the business, results of operations, assets or financial condition of such Person and its subsidiaries (if any), taken as a whole, or (b) a material impairment of such Person’s ability to consummate the transactions contemplated hereby; provided, however, that the term “Material Adverse Effect or (Change)” shall not include any event, fact, circumstances or condition to the extent resulting from an action affirmatively taken by BUYING or its Affiliates after the date hereof and prior to the Closing Date; general economic changes or changes in the general industry of the Selling Party; acts of terrorism or war; or political or civil instability, disturbance or unrest.

Section 3.10 Real Property; Title to Assets.

(a) Section 3.11(a) of the Disclosure Schedules lists all real property in which the Company and its subsidiaries have an ownership or leasehold (or subleasehold) interest (together with all buildings, structures, and improvements located thereon, the “Real Property”), including: (i) the street address of each parcel of Real Property; (ii) for Real Property that is leased or subleased by the Company or its subsidiaries, the landlord under the lease, the rental amount currently being paid, and the expiration of the term of such lease or sublease, and any termination or renewal rights of any party to the lease; and (iii) the current use of each parcel of Real Property. Selling Parties have delivered or made available to Buying Parties true, correct, and complete copies of all Contracts, title insurance policies, and surveys relating to the Real Property.

(b) The Company and its subsidiaries have good and valid (and, in the case of owned Real Property, good and indefeasible fee simple) title to, or a valid leasehold interest in, all Real Property and personal property and other assets (other than properties and assets sold or otherwise disposed of in the ordinary course of business consistent with past practice). All Real Property and other assets (including leasehold interests) are free and clear of Encumbrances except for those items set forth in Section 3.11(b) of the Disclosure Schedules.

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(c) Neither the Company nor its subsidiaries are a sublessor or grantor under any sublease or other instrument granting to any other Person any right to possess, lease, occupy, or use any leased Real Property. The use of the Real Property in the conduct of the Company’s and its subsidiaries’ business does not violate in any material respect any Law, covenant, condition, restriction, easement, license, permit, or Contract and no material improvements constituting a part of the Real Property encroach on real property owned or leased by a Person other than the Company or its subsidiaries.

Section 3.11 Intellectual Property.

(a) The term “Intellectual Property” means any and all of the following in any jurisdiction throughout the world: (i) issued patents and patent applications; (ii) trademarks, service marks, trade names, and other similar indicia of source or origin, together with the goodwill connected with the use of and symbolized by, and all registrations, applications for registration, and renewals of, any of the foregoing; (iii) copyrights, including all applications and registrations; (iv) trade secrets, know-how, inventions (whether or not patentable), technology, and other confidential and proprietary information and all rights therein; (v) internet domain names and social media accounts and pages; and (vi) other intellectual or industrial property and related proprietary rights, interests, and protections.

(b) Section 3.12(b) of the Disclosure Schedules lists all issued patents, registered trademarks, domain names and copyrights, and pending applications for any of the foregoing and all material unregistered Intellectual Property that are owned by the Company and its subsidiaries, including Wintus (the “Company IP Registrations”). The Company and its subsidiaries, each own or have the valid and enforceable right to use all Intellectual Property used or held for use in or necessary for the conduct of the their respective business as currently conducted or as proposed to be conducted (the “Company Intellectual Property”), free and clear of all Encumbrances. All of the Company Intellectual Property is valid and enforceable, and all Company IP Registrations are subsisting and in full force and effect. The Company and its subsidiaries have taken all necessary steps to maintain and enforce the Company Intellectual Property.

(c) The conduct of the Company’s and its subsidiaries’ business as currently and formerly conducted and as proposed to be conducted has not infringed, misappropriated, or otherwise violated and will not infringe, misappropriate, or otherwise violate the Intellectual Property or other rights of any Person. No Person has infringed, misappropriated, or otherwise violated any Company Intellectual Property.

B-9

Section 3.12 Legal Proceedings; Governmental Orders.

(a) Except as stated under Schedule 3.13, there are no claims, actions, causes of action, demands, lawsuits, arbitrations, inquiries, audits, notices of violation, proceedings, litigation, citations, summons, subpoenas, or investigations of any nature, whether at law or in equity (collectively, “Actions”) pending or, to the respective Selling Party’s knowledge, threatened against or by the Selling Party, or any Affiliate of the Selling Party, as applicable: (i) relating to or affecting the Company and its subsidiaries or any of the Company’s or its subsidiaries’ properties or assets; or (ii) that challenge or seek to prevent, enjoin, or otherwise delay the transactions contemplated by this Agreement. Except as set forth on Schedule 3.13, to the knowledge of the respective Selling Party, no such Action has been threatened. Except as set forth on Schedule 3.13, there is no judgment, decree, injunction, rule or order of any Governmental Body or arbitrator outstanding against the respective Selling Party.

(b) There are no outstanding, and the Company and its subsidiaries are in compliance with all, Governmental Orders against, relating to, or affecting the Company, its subsidiaries or any of their respective properties or assets.

Section 3.13 Compliance with Laws; Permits.

(a) The Company and its subsidiaries, each have complied, and are now complying, with all Laws applicable to them or their business, properties, or assets.

(b) All permits, licenses, franchises, approvals, registrations, certificates, variances, and similar rights obtained, or required to be obtained, from Governmental Authorities (collectively, “Permits”) in order for the Company and its subsidiaries to conduct their business, including, without limitation, owning or operating any of the Real Property, have been obtained and are valid and in full force and effect. Section 3.14(b) of the Disclosure Schedules lists all current Permits issued to the Company or its subsidiaries and no event has occurred that would reasonably be expected to result in the revocation or lapse of any such Permit.

(c) Taxes.

(i) All returns, declarations, reports, information returns and statements, and other documents relating to Taxes (including amended returns and claims for refund) (collectively, “Tax Returns”) required to be filed by the Company or its subsidiaries on or before the Closing Date have been timely filed. Such Tax Returns are true, correct, and complete in all respects. All Taxes due and owing by the Company or its subsidiaries (whether or not shown on any Tax Return) have been timely paid. No extensions or waivers of statutes of limitations have been given or requested with respect to any Taxes of the Company or its subsidiaries. Selling Parties have delivered to Buying Parties copies of all Tax Returns and examination reports of the Company or its subsidiaries and statements of deficiencies assessed against, or agreed to by, the Company or its subsidiaries, for all Tax periods ending after closing date. The term “Taxes” means all federal, state, local, foreign, and other income, gross receipts, sales, use, production, ad valorem, transfer, franchise, registration, profits, license, lease, service, service use, withholding, payroll, employment, unemployment, estimated, excise, severance, environmental, stamp, occupation, premium, property (real or personal), real property gains, windfall profits, customs, duties, or other taxes, fees, assessments, or charges of any kind whatsoever, together with any interest, additions, or penalties with respect thereto.

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(ii) Neither the Company nor its subsidiaries have been a member of an affiliated, combined, consolidated, or unitary Tax group for Tax purposes. Neither the Company nor its subsidiaries have any Liability for Taxes of any Person (other than the Company) under Treasury Regulations Section 1.1502-6 (or any corresponding provision of state, local, or foreign Law), as transferee or successor, by contract, or otherwise.

(iii) Reserved.

Section 3.14 Books and Records. The minute books and equity record and transfer books of the Company and its subsidiaries, all of which are in the possession of the Company or its subsidiaries and have been made available to Buying Parties, are complete and correct.

Section 3.15 Employee Benefits. Schedule 3.16 contains a complete and accurate list of all plans and material benefit obligations (the “Employee Benefit Plan”) sponsored, maintained or contributed to by the Company or any of its subsidiaries on behalf of or for the benefit of its current or former employees, directors or independent contractors. The Selling Parties has delivered or made available to Buying Parties a true and correct copy of the governing plan document for each Employee Benefit Plan (including all amendments thereto).

Section 3.16 Environmental Matters. Except for such matters as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect:

a) Compliance with Environmental Laws. The Company and its subsidiaries have, and have been, in compliance with all Environmental Laws, which compliance includes the possession, maintenance of, compliance with, or application for, all Permits required under applicable Environmental Laws for the operation of the business of the Company and its subsidiaries as currently conducted.

b) No disposal, release, or discharge of hazardous substances. The Company and its subsidiaries have not disposed of, released, or discharged any hazardous substances on, at, under, in, or from any Real Property currently or, to the knowledge of the Company and its subsidiaries, formerly owned, leased, or operated by it or at any other location that is: (i) currently subject to any investigation, remediation, or monitoring; or (ii) reasonably likely to result in liability to the Company or its subsidiaries, in either case of (i) or (ii) under any applicable Environmental Laws.

c) No production or exposure of hazardous substances. The Company and its subsidiaries have not: (i) produced, processed, manufactured, generated, transported, treated, handled, used, or stored any hazardous substances, except in compliance with Environmental Laws, at any Real Property; or (ii) exposed any employee or any third party to any hazardous substances under circumstances reasonably expected to give rise to any material Liability or obligation under any Environmental Law.

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d) No Legal Actions or Orders. Except as disclosed in Schedule 3.17(d) neither the Company nor its subsidiaries have received any written notice of and there is no legal action pending, or to the knowledge of the Company and its subsidiaries, threatened against the Company or its subsidiaries, alleging any liability or responsibility under or non-compliance with any Environmental Law or seeking to impose any financial responsibility for any investigation, cleanup, removal, containment, or any other remediation or compliance under any Environmental Law. The Company and its subsidiaries are not subject to any order, settlement agreement, or other written agreement by or with any Governmental Authority or third party imposing any material liability or obligation with respect to any of the foregoing.

e) No Assumption of Environmental Law Liabilities. Except as disclosed in Schedule 3.17(e), neither the Company nor its subsidiaries have assumed or retained any liabilities under any applicable Environmental Laws of any other Person, including in any acquisition or divestiture of any property or business.

“Environmental Laws” means any applicable Law, and any order or binding agreement with any Governmental Authority: (a) relating to pollution (or the cleanup thereof) or the protection of natural resources, endangered or threatened species, human health or safety, or the environment (including ambient air, soil, surface water or groundwater, or subsurface strata); or (b) concerning the presence of, exposure to, or the management, manufacture, use, containment, storage, recycling, reclamation, reuse, treatment, generation, discharge, transportation, processing, production, disposal or remediation of any hazardous materials.

Section 3.17 Employees and Labor Relations.

a) Schedule 3.18 hereto correctly sets forth the name and current annual salary of the Company’s and its subsidiaries’ full-time employees receiving more than $120,000 in annual compensation and whether any employees are absent from active employment, including, but not limited to, leave of absence or disability.

b) Except as set forth on Schedule 3.18, the Company and its subsidiaries are not party to any collective bargaining agreement or relationship; to the Company’s and its subsidiaries’ knowledge, no key employee or group of employees of the Company and its subsidiaries have any plans to terminate employment therewith; and to the Company’s and its subsidiaries’ knowledge, there are not any material labor relations problems (including any union organization or decertification activities, threatened or actual strikes or work stoppages or material employee grievances).

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Section 3.18 Relationships with Customers, Sales Agents, and Suppliers. Attached hereto as Schedule 3.19 is a true and accurate list of (i) the names of the Company’s and its subsidiaries top ten customers (not including individual customer) or sales agents (by dollar volume of sales to such customers or from the sales agents) and (ii) the names of the top ten suppliers of the Company and its subsidiaries (by dollar volume of purchases from such carriers), for the 2020, 2021 and 2022 fiscal years and, for each such customer (not including individual customer) or sales agent, as applicable, the volume of purchases by such customer or sold by the sales agent, as applicable, for each such fiscal year. Neither the Company or its subsidiaries have received any written notice from any material customer (not including individual customer) or key sales agent (except as listed on Schedule 3.19) to the effect that, and the Company or its subsidiaries, to their knowledge, have no reason to believe that, any material customer (not including individual customer) or key sales agent will stop, materially decrease the rate of, or materially change the terms (whether related to payment, volume, price or otherwise) with respect to, buying the silk products or services from the Company or its subsidiaries (whether as a result of the consummation of the transactions contemplated hereby or otherwise). Neither the Company or its subsidiaries have received any written notice from any of its material supplier (except as listed on Schedule 3.19) to the effect that, and the Company or its subsidiaries, to their knowledge, have no reason to believe that, such supplier will stop, materially decrease the rate of, or materially change the terms (whether related to payment, volume, price or otherwise) with respect to, supplying raw products or services to the Company or its subsidiaries (whether as a result of the consummation of the transactions contemplated hereby or otherwise).

Section 3.19 Full Disclosure. No representation or warranty by Selling Parties in this Agreement and no statement contained in the Disclosure Schedules to this Agreement or any certificate or other document furnished or to be furnished to Buying Parties pursuant to this Agreement contains any untrue statement of a material fact, or omits to state a material fact necessary to make the statements contained therein, in light of the circumstances in which they are made, not misleading.

ARTICLE IV

Representations and warranties of buying parties

Buying Parties represent and warrant to the Selling Parties that the statements contained in this Article IV are true and correct as of the date hereof, unless specified therein.

Section 4.01 Organization and Authority of Buyer. As of the Closing Date, each of the Buying Parties is a corporation duly organized, validly existing, and in good standing under the Laws of the jurisdictions of its incorporation. Each of the Buying Parties has full corporate power and authority to enter into this Agreement and the other Transaction Documents to which the respective Buying Party is a party, to carry out its obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby. The execution and delivery by the respective Buying Party of this Agreement and any other Transaction Document to which the respective Buying Party is a party, the performance by the respective Buying Party of its obligations hereunder and thereunder, and the consummation by the respective Buying Party of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate action on the part of the respective Buying Party. This Agreement and each Transaction Document constitute legal, valid, and binding obligations of Buyer enforceable against the respective Buying Party in accordance with their respective terms.

Section 4.02 No Conflicts; Consents. The execution, delivery, and performance by the respective Buying Party of this Agreement and the other Transaction Documents to which it is a party, and the consummation of the transactions contemplated hereby and thereby, do not and will not: (a) violate or conflict with any provision of the certificate of incorporation, by-laws, or other governing documents of the respective Buying Party; (b) violate or conflict with any provision of any Law or Governmental Order applicable to the respective Buying Party; or (c) require the consent, notice, declaration, or filing with or other action by any Person or require any Permit, license, or Governmental Order.

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Section 4.03 Investment Purpose. Buyer is acquiring the equity interest solely for its own account for investment purposes and not with a view to, or for offer or sale in connection with, any distribution thereof or any other security related thereto within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

ARTICLE V

General Covenants

Section 5.01 Confidentiality. From and after the Closing, Selling Parties shall, and shall cause their respective Affiliates and its and their respective directors, officers, employees, consultants, counsel, accountants, and other agents (collectively, “Representatives”) to, hold in confidence any and all information, in any form, concerning the Company, except to the extent that the Selling Party can show that such information: (a) is generally available to and known by the public through no fault of the Selling Party, any of its Affiliates, or their respective Representatives; or (b) is lawfully acquired by Sellers, any of its Affiliates, or their respective Representatives from and after the Closing from sources which are not prohibited from disclosing such information by any obligation. If a Selling Party or any of its Affiliates or their respective Representatives are compelled to disclose any information by Governmental Order or Law, such Selling Party shall promptly notify the other parties to the Agreement, in writing and shall disclose only that portion of such information which is legally required to be disclosed; provided, however, Selling Parties shall use reasonable best efforts to obtain as promptly as possible an appropriate protective order or other reasonable assurance that confidential treatment will be accorded such information.

Section 5.02 Further Assurances. Following the Closing, each of the parties hereto shall, and shall cause their respective Affiliates to, execute and deliver such additional documents and instruments and take such further actions as may be reasonably required to carry out the provisions hereof and give effect to the transactions contemplated by this Agreement and the other Transaction Documents.

Section 5.03 Legend. Upon Closing, the all certificates or book entry evidencing the common Parent Shares being delivered by the Parent to the Sellers will bear the following legend, as well as any legend required under applicable state securities laws:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR ANY STATE SECURITIES OR “BLUE SKY LAWS,” AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED ABSENT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT, OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED”

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Section 5.04 Right of First Refusal. The Company agrees that for a period of three (3) years following the Closing the Buying Parties shall have the right of first refusal to subscribe, purchase or the right to receive any additional Equity Interest of the Company. If the Buying Parties fail to accept in writing any such proposal for such transfer within ten (10) calendar days after receipt of a written notice from any of the Seller containing such proposal, then the Buying Parties shall have no claim or right with respect to any such transfer contained in any such notice. If, thereafter, such proposal is modified in any material respect, such Seller will adopt the same procedure as with respect to the original proposed transfer, and the Buying Parties shall have the right of first refusal with respect to such revised proposal in accordance with the terms of this Section 5.04.

Section 5.05 From the date of this Agreement to Closing, none of the Selling Parties shall encumber in any manner, such as imposing or creating any liens, mortgages, pledges or any other encumbrances, any of the assets owned by the respective Selling Party, except in the ordinary course of the Company’s and its subsidiaries’ business.

Section 5.06 Both the Selling Parties and the Buying Parties agree that the Selling Parties shall be jointly and severally liable for any liabilities, debts and obligations incurred by any the Company and its subsidiaries prior to the Closing, and the Buying Parties shall not be required to provide funding or services to pay off any liabilities and debts or fulfill any obligations incurred by the Company and its subsidiaries prior to the Closing.

Section 5.07 Access and Investigations. Between the date of this Agreement and the Closing Date, the Selling Parties and its representatives will, during normal business hours: (i) afford Buying Parties and their representatives reasonable access to the Selling Parties’ properties, contracts, books and records, and other documents and data, (ii) afford Buying Parties and its representatives reasonable access to the Selling Parties’ personnel, customers, suppliers and licensors, provided that the Buying Parties notify the Selling Parties in advance of the personnel, customers, suppliers and licensors to which they want access, and will allow the Selling Parties to participate in any contacts with such personnel, customers, suppliers and licensors, (iii) furnish or make available to Buying Parties and Buying Parties’ representatives copies of all such contracts, books and records, and other existing documents and data as Buying Parties may reasonably request, and (iv) furnish or make available to Buying Parties and Buying Parties’ representatives such additional financial, operating, and other data and information as Buying Parties may reasonably request so long as such request does not unreasonably interfere with the operation of the Selling Parties’ business in the ordinary course.

Section 5.08 Between the date of this Agreement and the Closing Date, the Selling Parties shall:

(a) except as set forth on Schedule 5.08(a), conduct the business of the Company only in the ordinary course of business consistent with past practice;

(b) not pay dividends or make any cash or stock distributions to the Sellers, except for payment of customary year-end bonuses in an amount consistent with prior years’ practices;

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(c) not withdraw cash or liquidate marketable securities for the payment of amounts outside of the ordinary course of business, except as approved by the Buying Parties in writing;

(d) not amend any of the Company’s organization documents;

(e) not issue any ordinary shares or rights to acquire ordinary shares;

(f) use commercially reasonable efforts to maintain the goodwill of the Company’s and its subsidiaries’ suppliers, customers, distributors, licensors and employees; and

(g) not create, incur, assume or suffer to exist any Encumbrance not in existence on the date of this Agreement except as approved by the Buying Parties in writing.

Section 5.09 Except as otherwise expressly permitted by this Agreement or as set forth on Schedule 5.09, between the date of this Agreement and the Closing Date, the Selling Parties will not, without the prior consent of Buying Parties, take any affirmative action, or fail to take any reasonable action within its control, as a result of which any of the changes or events listed in Section 3.09 would reasonably be expected to occur.

Section 5.10 The Selling Parties shall cooperate with Parent and Parent’s Accountants in their timely preparation of audited consolidated financial statements of the Parent in compliance with the United States Generally Accepted Accounting Principles (the “U.S. GAAP”) for the periods required by Rule 3-05(b) of Regulation S-X promulgated by the United States Securities and Exchange Commission.

Section 5.11 Any of the Selling Parties shall give prompt written notice to Buying Parties of any development causing, or which would reasonably be expected to cause, a breach of any of the Selling Party’s representations and warranties set forth in Article III above. No disclosure by any Selling Party pursuant to this Section 5.11, however, shall be deemed to amend or supplement the Disclosure Schedules or to prevent or cure any misrepresentation or breach of warranty by such Selling Party.

Section 5.12 Assignment of Voting Rights. Each of the Seller shall execute an irrevocable power of attorney agreement, substantially in the form of Exhibit F herein, with respect to their respective rights to vote Parent Shares in all matters and things that the shareholders of the Parent have the right to vote upon.

ARTICLE VI

CONDITIONS PRECEDENT TO BUYING PARTIES’ OBLIGATION TO CLOSE

Buying Parties’ obligation to subscribe the Shares and to take the other actions required to be taken by the Buying Parties at the Closing is subject to the satisfaction, at or prior to the Closing, of each of the following conditions (any of which may be waived in writing by either of the Buying Parties, in whole or in part):

6.1 Accuracy of Representations. Each of the representations and warranties of the Selling Parties contained in this Agreement, including any updated schedules, shall be true and correct (but determined in each case without giving effect to any qualifications therein referencing the terms “material” or “Material Adverse Effect” or other terms of similar import or effect) when made and as of the Closing (with the same force and effect as if made as of the Closing), except where all failures of such representations and warranties to be so true and correct have not had, and would not reasonably be expected to have, in the aggregate, a Material Adverse Effect on the Selling Parties or the Buying Parties.

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6.2 Covenants. Each of the covenants and other agreements contained in this Agreement to be complied with by the Selling Parties on or before the Closing Date shall have been complied with in all material respects.

6.3 Third Party Consents. Each of the consents shall have been obtained by the Selling Parties on terms and conditions reasonably acceptable to Buying Parties and shall be in full force and effect.

6.4 No Proceedings. Since the date of this Agreement, there must not have been commenced against the Buying Parties, or against any Person affiliated with the Buying Parties, any Actions that, in the reasonable good faith judgment of Buying Parties, based on the advice of outside counsel, would have a reasonable prospect of surviving a motion for summary judgment by the Buying Parties before any Governmental Authority of competent jurisdiction which (a) seeks to enjoin, restrain or otherwise prohibit the consummation of the transactions contemplated hereby; (b) seeks to impose criminal penalties in connection with the consummation of the transactions contemplated hereby; or (c) would reasonably be expected to have a Material Adverse Effect on the Selling Parties or Buying Parties, including, without limitation, preventing, delaying, making illegal, or otherwise interfering with the consummation of any of the transactions contemplated hereby.

6.5 Closing Deliveries. The Buying Parties shall have received each of the deliveries set forth herein.

6.6 Reserved.

6.7 Termination/Amendment of Stockholder Agreements. Each of the Sellers and shall have their respective shareholding agreement either terminated or amendment, as applicable.

6.8 Affiliate Leases. The Buying Parties shall have been granted access to all real property leases entered into by and between the Selling Parties (and/or its subsidiaries) and any officer, director, stockholder, employee or Affiliate of such Selling Parties (or an Affiliate of any of the foregoing), and the terms of each such lease shall have been satisfactory to Buying Parties in its sole and absolute discretion.

6.9 Satisfaction of Legal and Financial Due Diligence. Buying Parties and its counsel shall have completed their legal and financial due diligence concerning the Selling Parties, the results of which shall have been satisfactory to Buying Parties in its sole discretion.

6.10 Shareholder Approval. The closing of the transactions contemplated under this Agreement is subject to approval by a meeting of the shareholders of the Parent who hold a majority of the total issued and outstanding shares of common stock of the Parent.

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ARTICLE VII

Tax matters

Section 7.01 Tax Covenants.

(a) Without the prior written consent of Buyer, the Selling Parties, to the extent it may affect or relate to the Company or its subsidiaries: (i) make, change, or rescind any Tax election; (ii) amend any Tax Return; (iii) take any position on any Tax Return; or (iv) take any action, omit to take any action, or enter into any other transaction that would have the effect of increasing the Tax liability or reducing any Tax asset of Buyer or the Company and its subsidiaries, in respect of any taxable period that begins after the Closing Date or, in respect of any taxable period that begins before and ends after the Closing Date (each such period, a “Straddle Period”), the portion of any Straddle Period beginning after the Closing Date.

(b) All transfer, documentary, sales, use, stamp, registration, value added, and other such Taxes and fees (including any penalties and interest) incurred in connection with this Agreement and the other Transaction Documents shall be borne and paid by Selling Parties when due. Selling Parties shall, at their own expense, timely file any Tax Return or other document with respect to such Taxes or fees (and Buyer shall cooperate with respect thereto as necessary).

(c) Buyer shall prepare, or cause to be prepared, all Tax Returns required to be filed by the Company and its subsidiaries after the Closing Date with respect to any taxable period or portion thereof ending on or before the Closing Date and all Straddle Period Tax Returns. Any such Tax Return shall be prepared in a manner consistent with past practice (unless otherwise required by Law) and without a change of any election or any accounting method.

Section 7.02 Straddle Period. In the case of Taxes that are payable with respect to a Straddle Period, the portion of any such Taxes that are allocated to Pre-Closing Tax Periods (as defined in Section 7.03) for purposes of this Agreement shall be: (a) in the case of Taxes: (i) based upon, or related to, income, receipts, profits, wages, capital, or net worth; (ii) imposed in connection with the sale, transfer, or assignment of property; or (iii) required to be withheld, the amount of Taxes which would be payable if the taxable year ended with the Closing Date; and (b) in the case of other Taxes, the amount of such Taxes for the entire period multiplied by a fraction, the numerator of which is the number of days in the period ending on the Closing Date and the denominator of which is the number of days in the entire period.

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Section 7.03 Tax Indemnification. Selling Parties shall indemnify the Buying Parties and each Buyer Indemnitee (as defined in Section 8.01) and hold them harmless from and against (a) any loss, damage, liability, deficiency, Action, judgment, interest, award, penalty, fine, cost or expense of whatever kind (collectively, including reasonable attorneys’ fees and the cost of enforcing any right to indemnification under this Agreement, “Losses”) attributable to any breach of or inaccuracy in any representation or warranty made in Section 3.14(c); (b) any Loss attributable to any breach or violation of, or failure to fully perform, any covenant, agreement, undertaking, or obligation in ARTICLE VIII; (c) all Taxes of the Company and its subsidiaries or relating to the business of the Company and its subsidiaries for all Pre-Closing Tax Periods (as defined below); (d) all Taxes of any member of an affiliated, consolidated, combined, or unitary group of which the Company and its subsidiaries (or any predecessor of the Company) are or were a member on or prior to the Closing Date by reason of a liability under Treasury Regulation Section 1.1502-6 or any comparable provisions of foreign, state, or local Law; and (e) any and all Taxes of any Person imposed on the Company and its subsidiaries arising under the principles of transferee or successor liability or by contract, relating to an event or transaction occurring before the Closing Date. In each of the above cases, together with any out-of-pocket fees and expenses (including attorneys’ and accountants’ fees) incurred in connection therewith, Selling Parties shall reimburse Buyer for any Taxes of the Company and its subsidiaries that are the responsibility of Selling Parties pursuant to this Section 7.03 within ten (10) Business Days after payment of such Taxes by Buyer or the Company. The term “Pre-Closing Tax Period” means any taxable period ending on or before the Closing Date and, with respect to any taxable period beginning before and ending after the Closing Date, the portion of such taxable period ending on and including the Closing Date.

Section 7.04 Cooperation and Exchange of Information. Selling Parties and Buying Parties shall provide each other with such cooperation and information as either of them reasonably may request of the other in filing any Tax Return pursuant to this ARTICLE VIII or in connection with any proceeding in respect of Taxes of the Company and its subsidiaries, including providing copies of relevant Tax Returns and accompanying documents. Each of Selling Parties and Buying Parties shall retain all Tax Returns and other documents in its possession relating to Tax matters of the Company and its subsidiaries for any Pre-Closing Tax Period (collectively, “Tax Records”) until the expiration of the statute of limitations of the taxable periods to which such Tax Records relate.

ARTICLE VIII

Indemnification

Section 8.01 Indemnification by Sellers. Subject to the other terms and conditions of this ARTICLE VIII, Selling Parties shall indemnify and defend each of Buying Parties and its Affiliates (including the Company) and their respective Representatives (collectively, the “Buyer Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Buyer Indemnitees based upon, arising out of, with respect to, or by reason of:

(a) any inaccuracy in or breach of any of the representations or warranties of Sellers contained in this Agreement or the other Transaction Documents; or

(b) any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Sellers pursuant to this Agreement or the other Transaction Documents.

Section 8.02 Indemnification by Buyer. Subject to the other terms and conditions of this ARTICLE VIIII, Buyer shall indemnify and defend each of Sellers and its Affiliates and their respective Representatives (collectively, the “Seller Indemnitees”) against, and shall hold each of them harmless from and against, and shall pay and reimburse each of them for, any and all Losses incurred or sustained by, or imposed upon, the Seller Indemnitees based upon, arising out of, with respect to, or by reason of:

(a) any inaccuracy in or breach of any of the representations or warranties of Buyer contained in this Agreement or the other Transaction Documents; or

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(b) any breach or non-fulfillment of any covenant, agreement, or obligation to be performed by Buyer pursuant to this Agreement.

Section 8.03 Indemnification Procedures. Whenever any claim shall arise for indemnification hereunder, the party entitled to indemnification (the “Indemnified Party”) shall promptly provide written notice of such claim to the other party (the “Indemnifying Party”). In connection with any claim giving rise to indemnity hereunder resulting from or arising out of any Action by a Person who is not a party to this Agreement, the Indemnifying Party, at its sole cost and expense and upon written notice to the Indemnified Party, may assume the defense of any such Action with counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party shall be entitled to participate in the defense of any such Action, with its counsel and at its own cost and expense. If the Indemnifying Party does not assume the defense of any such Action, the Indemnified Party may, but shall not be obligated to, defend against such Action in such manner as it may deem appropriate, including settling such Action, after giving notice of it to the Indemnifying Party, on such terms as the Indemnified Party may deem appropriate and no action taken by the Indemnified Party in accordance with such defense and settlement shall relieve the Indemnifying Party of its indemnification obligations herein provided with respect to any damages resulting therefrom. The Indemnifying Party shall not settle any Action without the Indemnified Party’s prior written consent (which consent shall not be unreasonably withheld or delayed).

Section 8.04 Survival. Subject to the limitations and other provisions of this Agreement, the representations and warranties contained herein and all related rights to indemnification shall survive the Closing and shall remain in full force and effect until the date that is five (5) years from the Closing Date; provided, however, the representations and warranties in Section 3 and Section 4.02 shall survive indefinitely. Subject to ARTICLE VIII, all covenants and agreements of the parties contained herein shall survive the Closing indefinitely unless another period is explicitly specified herein. Notwithstanding the foregoing, any claims which are timely asserted in writing by notice from the non-breaching party to the breaching party prior to the expiration date of the applicable survival period shall not thereafter be barred by the expiration of the relevant representation or warranty and such claims shall survive until finally resolved.

Section 8.05 Tax Claims. Notwithstanding any other provision of this Agreement, the control of any claim, assertion, event, or proceeding in respect of Taxes of the Company and its subsidiaries (including, but not limited to, any such claim in respect of a breach of the representations and warranties in Section 3.14(c) hereof or any breach or violation of or failure to fully perform any covenant, agreement, undertaking, or obligation in ARTICLE VII) shall be governed exclusively by Article VII hereof.

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Section 8.06 Cumulative Remedies. The rights and remedies provided for in this ARTICLE VIII (and in Article VII) are cumulative and are in addition to and not in substitution for any other rights and remedies available at Law or in equity or otherwise.

ARTICLE IX

TERMINATION

9.1 Termination Events. This Agreement may, by notice given prior to or at the Closing, be terminated:

(a) by either Selling Parties or Buying Parties if a material breach of any provision of this Agreement has been committed by a Selling Party (in the case of a termination by Buying Parties) or a Buying Party (in the case of a termination by the Selling Parties) and such breach has not been waived, provided that written notice has been given to such other parties of the intention to terminate under this Section 9.l(a) due to such breach and such other parties have not cured such breach within fifteen (15) Business Days of receipt of such notice;

(b) by mutual written consent of all of the parties; or

(c) by any party if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply with its obligations under this Agreement) on or before December 31, 2023, or such later date that the parties may agree upon in writing.

9.2 Effect of Termination. Each Party’s right of termination under Section 9.1 is in addition to any other rights it may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies. If this Agreement is terminated pursuant to Section 9.1, all further obligations of the parties under this Agreement will terminate, except that the provisions of Article VIII will survive after such termination; provided that if this Agreement is terminated by a party because of the breach of the Agreement by the other party or because one or more of the conditions to the terminating party’s obligations under this Agreement is not satisfied as a result of the other party’s failure to comply with its obligations under this Agreement, the terminating party’s right to pursue all legal remedies will survive such termination unimpaired for a period of six (6) months after such termination.

ARTICLE X

Miscellaneous

Section 10.01 Expenses. All costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses.

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Section 10.02 Notices. All notices, claims, demands, and other communications hereunder shall be in writing and shall be deemed to have been given: (a) when delivered by hand (with written confirmation of receipt); (b) when received by the addressee if sent by a nationally recognized overnight courier (receipt requested); (c) on the date sent by email of a PDF document (with confirmation of transmission) if sent during normal business hours of the recipient, and on the next business day if sent after normal business hours of the recipient; or (d) on the [third] day after the date mailed, by certified or registered mail, return receipt requested, postage prepaid, if sent to the respective parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.02):

If to Selling Parties:	House 81, Seasons Villas, Kam Tin, NT, Hong Kong Email: 1300188392@qq.com Attention: Yan Chi Keung, CEO

with a copy (which shall not constitute notice) to:	Beijing Dentons Law Firm 16-21/F, Block B, Zhaotai International Center, No. 10 Chaoyangmen South Street, Chaoyang District, Beijing Email: shuhong.you@dentons.cn Attention: Shuhong You

If to Buying Parties:	Room 1603, New World Center Apartment, Dongcheng District, Beijing 100062 Email: secretary@shineco.tech Attention: CEO

with a copy (which shall not constitute notice) to:	Sichenzia Ross Ference LLP 1185 Avenue of the Americas 31st Floor, New York, NY 10036 Email: hlou@SRF.LAW Attention: Huan Lou

Section 10.03 Interpretation; Headings. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted. The headings in this Agreement are for reference only and shall not affect the interpretation of this Agreement.

Section 10.04 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement.

B-22

Section 10.05 Entire Agreement. This Agreement and the other Transaction Documents constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the other Transaction Documents, any exhibits, and the Disclosure Schedules (other than an exception expressly set forth as such in the Disclosure Schedules), the statements in the body of this Agreement will control.

Section 10.06 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. No assignment shall relieve the assigning party of any of its obligations hereunder.

Section 10.07 Amendment and Modification; Waiver. This Agreement may only be amended, modified, or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No failure to exercise, or delay in exercising, any right or remedy arising from this Agreement shall operate or be construed as a waiver thereof. No single or partial exercise of any right or remedy hereunder shall preclude any other or further exercise thereof or the exercise of any other right or remedy.

Section 10.08 Governing Law; Submission to Jurisdiction.

(a) All matters arising out of or relating to this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction). Any legal suit, action, proceeding, or dispute arising out of or related to this Agreement, the other Transaction Documents, or the transactions contemplated hereby or thereby may be instituted in the federal courts of the United States of America, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action, proceeding, or dispute.

Section 10.09 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Agreement delivered by email or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 10.10 Waiver. The rights and remedies of the parties to this Agreement are cumulative and not alternative. Neither the failure nor any delay by any party in exercising any right, power, or privilege under this Agreement or the documents referred to in this Agreement will operate as a waiver of such right, power, or privilege, and no single or partial exercise of any such right, power, or privilege will preclude any other or further exercise of such right, power, or privilege or the exercise of any other right, power, or privilege. To the maximum extent permitted by applicable law: (a) no claim or right arising out of this Agreement or the documents referred to in this Agreement can be discharged by one party, in whole or in part, by a waiver or renunciation of the claim or right unless in writing signed by the other party; (b) no waiver that may be given by a party will be applicable except in the specific instance for which it is given; and (c) no notice to or demand on one party will be deemed to be a waiver of any obligation of such party or of the right of the party giving such notice or demand to take further action without notice or demand as provided in this Agreement or the documents referred to in this Agreement.

Section 10.11 This Agreement supersedes all prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by all of the parties herein.

Section 10.12 If and to the extent any information required to be furnished in any Disclosure Schedule is contained in another Disclosure Schedule, such information will be deemed to be included in all Disclosure Schedules in which such information is required to be included, to the extent the relevance of such disclosure to such other Disclosure Schedules is reasonably apparent on its face.

[signature page follows]

B-23

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above by their duly authorized officers/representatives.

Seller

By
Wang Xiaohui
Individual
Seller

By
Yan Chi Keung
Individual

Shineco Life Science Group Hong Kong Co., Limited

By
Jennifer Zhan
CEO

Dream Partner Limited

By
Name:	Yan Chi Keung
Title:	CEO

Shineco, Inc.

By
Jennifer Zhan
CEO

Chongqing Wintus Group
By
Name:	Yan Chi Keung
Title:	Chief Executive Officer

B-24

Annex C

DREAM PARTNER LIMITED

UNAUDITED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NINE MONTHS ENDED MARCH 31, 2023 AND 2022

DREAM PARTNER LIMITED

C-1

DREAM PARTNER LIMITED

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

(In U.S. dollars)

	March 31,	June 30,
	2023	2022
	(US$)	(US$)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$440,365	$771,848
Accounts receivable, net	23,148,723	24,589,825
Due from related parties, net	991,456	797,126
Inventories, net	1,970,101	4,758,107
Advances to suppliers, net	528,672	598,892
Other current assets, net	325,821	474,124
TOTAL CURRENT ASSETS	27,405,138	31,989,922

Property and equipment, net	3,668,238	4,030,842
Construction in progress	21,672	91,268
Land use right, net	159,367	169,658
Operating lease right-of-use assets	677,367	782,838
Biological assets, net	173,824	201,870
Deferred tax assets, net	492,439	534,792
TOTAL ASSETS	$32,598,045	$37,801,190

LIABILITIES AND EQUITY

CURRENT LIABILITIES:
Short-term bank loans	$12,344,857	$12,231,168
Long-term bank loans-current	1,251,961	820,825
Accounts payable	813,215	4,750,400
Advances from customers	1,575,135	2,312,968
Advances from related party	324,572	1,229,629
Due to related parties	781,593	1,595,379
Other payables and accrued expenses	1,004,431	951,673
Operating lease liabilities-current	103,296	119,759
Taxes payable	4,106,968	3,566,102
TOTAL CURRENT LIABILITIES	22,306,028	27,577,903

Deferred revenue	546,522	634,921
Operating lease liabilities-non-current	560,831	685,956
Long-term bank loans-non-current	930,974	1,544,025
TOTAL LIABILITIES	24,344,355	30,442,805

Commitments and contingencies	-	-

EQUITY
Registered capital	200	200
Additional paid-in capital	2,387,478	2,387,478
Statutory reserves	694,135	694,135
Retained earnings	4,226,483	3,132,558
Accumulated other comprehensive loss	(332,769)	(171,955)
Total Stockholders’ equity of Dream Partner Limited	6,975,527	6,042,416
Non-controlling interest	1,278,163	1,315,969
TOTAL EQUITY	8,253,690	7,358,385

TOTAL LIABILITIES AND EQUITY	$32,598,045	$37,801,190

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

C-2

DREAM PARTNER LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)

(UNAUDITED)

	For the Nine Months ended March 31,
	2023	2022

REVENUE
Third parties	$29,650,841	$25,772,363
Related party	945,437	1,194,694
Total revenue	30,596,278	26,967,057

COST OF REVENUE
Cost of product and services	27,785,677	24,332,102
Business and sales related tax	2,377	3,237
Total cost of revenue	27,788,054	24,335,339

GROSS PROFIT	2,808,224	2,631,718

OPERATING EXPENSES
General and administrative expenses	926,975	1,005,572
Selling expenses	75,538	71,648
Total operating expenses	1,002,513	1,077,220

INCOME FROM OPERATIONS	1,805,711	1,554,498

OTHER INCOME (EXPENSE)
Other income, net	317,672	579,325
Interest expenses, net	(646,726)	(544,766)
Total other (expenses) income	(329,054)	34,559

INCOME BEFORE PROVISION FOR INCOME TAXES	1,476,657	1,589,057

PROVISION FOR INCOME TAXES	471,966	535,532

NET INCOME	1,004,691	1,053,525

Net loss attributable to non-controlling interest	(89,234)	(122,646)

NET INCOME ATTRIBUTABLE TO DREAM PARTNER LIMITED	$1,093,925	$1,176,171

COMPREHENSIVE INCOME
Net income	$1,004,691	$1,053,525
Other comprehensive income (loss): foreign currency translation income (loss)	(172,445)	94,965
Total comprehensive income	832,246	1,148,490
Less: comprehensive loss attributable to non-controlling interest	(100,865)	(45,361)

COMPREHENSIVE INCOME ATTRIBUTABLE TO DREAM PARTNER LIMITED	$933,111	$1,193,851

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements

C-3

DREAM PARTNER LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

FOR THE NINE MONTHS ENDED MARCH 31, 2023 AND 2022

(UNAUDITED)

	REGISTERED CAPITAL	ADDITIONAL PAID-IN CAPITAL	STATUTORY RESERVE	(ACCUMULATED DEFICIT) RETAINED EARNINGS	ACCUMULATED OTHER COMPREHENSIVE GAIN (LOSS)	NON- CONTROLLING INTEREST	TOTAL EQUITY
Balance at June 30, 2021	$200	$2,387,478	$632,331	$(45,025)	$124,478	$1,453,497	$4,552,959

Net income (loss) for the period	-	-	-	1,176,171	-	(122,646)	1,053,525
Statutory reserve	-	-	-	-	-	-	-
Foreign currency translation gain	-	-	-	-	17,680	77,285	94,965
Balance at March 31, 2022	$200	$2,387,478	$632,331	$1,131,146	$142,158	$1,408,136	$5,701,449

Balance at June 30, 2022	$200	$2,387,478	$694,135	$3,132,558	$(171,955)	$1,315,969	$7,358,385
Net income (loss) for the period	-	-	-	1,093,925	-	(89,234)	1,004,691
Minority shareholders withdraw
Statutory reserve	-	-	-	-	-	63,059	63,059
Foreign currency translation loss	-	-	-	-	(160,814)	(11,631)	(172,445)
Balance at March 31, 2023	$200	$2,387,478	$694,135	$4,226,483	$(332,769)	$1,278,163	$8,253,690

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

C-4

DREAM PARTNER LIMITED

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	For the Nine Months ended March 31,
	2023	2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,004,691	$1,053,525

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	285,177	306,717
Amortization of right of use assets	85,330	88,159
Loss on minority shareholders withdraw	61,978	-
Deferred tax provision (benefit)	28,876	(212,526)
(Gain) loss on disposal fixed assets	(9,533)	6,901

Changes in operating assets and liabilities:
Accounts receivable	826,257	(3,245,300)
Advances to suppliers	54,911	(352,343)
Inventories	2,733,317	1,175,760
Other current assets	135,301	446,862
Accounts payable	(3,769,444)	(63,328)
Advances from customers	(674,267)	(582,766)
Advance from related party	(866,382)	(680,728)
Other payables and accrued expenses	75,521	(554,125)
Operating lease liabilities	(120,544)	(126,232)
Deferred revenue	(72,035)	184,349
Taxes payable	622,621	929,365
Net cash provided by (used in) operating activities	401,775	(1,625,710)

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisitions of property and equipment	(21,466)	-
Net cash used in investing activities	(21,466)	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from short-term bank loans	17,637,157	16,060,985
Repayment to short-term bank loans	(17,225,545)	(14,132,026)
Proceeds from long-term bank loans	649,013	-
Repayment to long-term bank loans	(771,385)	(62,463)
(Repayments of) proceeds from advances from related parties	(979,006)	339,080
Net cash (used in) provided by financing activities	(689,766)	2,205,576

EFFECT OF EXCHANGE RATE CHANGE ON CASH AND CASH EQUIVALENTS	(22,026)	13,147

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(331,483)	593,013

CASH AND CASH EQUIVALENTS - Beginning of the year	771,848	391,588

CASH AND CASH EQUIVALENTS - End of the year	$440,365	$984,601

SUPPLEMENTAL CASH FLOW DISCLOSURES:
Cash paid for interest	$654,170	$583,697

The accompanying notes are an integral part of these unaudited condensed consolidated financial statements.

C-5

NOTE 1 - ORGANIZATION AND NATURE OF OPERATIONS

Dream Partner Limited (“Dream” or the “Company”) was a holding company incorporated on January, 2007, under the laws of the British Virgin Islands.

The accompanying consolidated financial statements reflect the activities of the Company and each of the following entities as of March 31,2023:

Name	Background		Ownership
Link Profit Worldwide Limited (“Link Profit”)	-	A Hong Kong company	100% owned by Dream
	-	Formed on November 13, 2008
	-	Registered capital of HK 1
	-	A holding company

CHONGQING RUIFAN TRADE LTD (“Chongqing Ruifan”)	-	PRC limited liability company	100% owned by Link Profit
	-	Formed on April 13, 2017
	-	Registered capital of RMB 1,000,000 (USD 145,212)
	-	A holding company

Chongqing Wintus (New Star) Enterprises Group (“Chongqing Wintus”)	-	A PRC limited liability company	100% owned by Chongqing Ruifan
	-	Formed on January 23, 1997
	-	Registered capital of RMB 10,000,000 (USD 1,341,852)
	-	Primarily engages in import and export trading

Chongqing Hongsheng Silk Co., Ltd (“Chongqing Hongsheng”)	-	A PRC limited liability company	54% owned by Chongqing Wintus
	-	Formed on May 25, 2009
	-	Registered capital of RMB 30,000,000 (USD 4,390,715)
	-	Primarily engages in purchasing and selling silkworm cocoons, which is raw material for production of silk

Wulong Wintus Silk Co., Ltd (“Wulong Wintus”)	-	A PRC limited liability company	100% owned by Chongqing Wintus
	-	Formed on May 19, 2004
	-	Registered capital of RMB 1,000,000 (USD 120,818)
	-	Primarily engages in purchasing and selling silkworm cocoons, which is raw material for production of silk

Chongqing Liangping Wintus Textile Ltd (“Liangping Wintus”)	-	A PRC limited liability company	100% owned by Chongqing Wintus
	-	Formed on January 5, 2004
	-	Registered capital of RMB 19,200,000 (USD 2,319,681)
	-	Primarily engages in production of silk fabrics

Chongqing Jiaxuan Import and Export Ltd (“Chongqing Jiaxuan”)	-	A PRC limited liability company	100% owned by Chongqing Wintus
	-	Formed on January 9, 2015
	-	Registered capital of RMB 5,000,000 (USD 726,385)
	-	Primarily engages in import and export trading

C-6

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The accompanying unaudited condensed consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”) for interim financial information pursuant to the rules of the SEC and have been consistently applied. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Interim results are not necessarily indicative of results for the full year. These financial statements should be read in conjunction with the Company’s audited financial statements for the year ended June 30, 2022. The unaudited condensed consolidated financial statements of the Company reflect the principal activities of the Company and its subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

Risks and Uncertainties

The operations of the Company are located in the PRC and are subject to special considerations and significant risks not typically associated with companies in India, Thailand and Malaysia. These include risks associated with, among others, the political, economic, and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political, regulatory, and social conditions in the PRC, and by changes in governmental policies or interpretations with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things. Although the Company has not experienced losses from these factors and believes that it is in compliance with existing laws and regulations, there is no guarantee that the Company will continue to do so in the future.

Use of Estimates

The preparation of the unaudited condensed consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the unaudited condensed consolidated financial statements as well as the reported amounts of revenue and expenses during the reporting periods. Significant estimates required to be made by management include, but are not limited to, useful lives of property and equipment, the recoverability of long-lived assets, useful lives of land use right, useful lives of biological assets, the valuation of accounts receivable and deferred taxes. Actual results could differ from those estimates.

Revenue Recognition

The Company previously recognized revenue from sales of products to external customers. The Company recognized revenue when all of the following have occurred: (i) there was persuasive evidence of an arrangement with a customer; (ii) delivery had occurred or services had been rendered; (iii) the sales price was fixed or determinable; and (iv) our collection of such fees was reasonably assured. These criteria, as related to our revenue, were considered to have been met as follows:

Sales of products: The Company recognized revenue from the sale of products when the goods were delivered and title to the goods passed to the customer, provided that there were no uncertainties regarding customer acceptance; persuasive evidence of an arrangement existed; the sales price was fixed or determinable; and collectability was deemed probable.

With the adoption of ASC 606, “Revenue from Contracts with Customers,” revenue is recognized when all of the following five steps are met: (i) identify the contract(s) with the customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations; (v) recognize revenue when (or as) each performance obligation is satisfied. The Company adopted the new revenue standard beginning July 1, 2018, and adopted a modified retrospective approach upon adoption. The Company has assessed the impact of the guidance by reviewing its existing customer contracts to identify differences that will result from applying the new requirements, including the evaluation of its performance obligations, transaction price, customer payments, transfer of control, and principal versus agent considerations. In accordance with ASC 606, the Company evaluates whether it is appropriate to record the gross amount of product sales and related costs or the net amount earned as commissions. When the Company is a principal, that the Company obtains control of the specified goods or services before they are transferred to the customers, the revenues should be recognized in the gross amount of consideration to which it expects to be entitled in exchange for the specified goods or services transferred. When the Company is an agent and its obligation is to facilitate third parties in fulfilling their performance obligation for specified goods or services, the revenues should be recognized in the net amount for the amount of commission which the Company earns in exchange for arranging for the specified goods or services to be provided by other parties. Based on the assessment, the Company concluded that there was no change to the timing and pattern of revenue recognition for its current revenue streams in scope of Topic 606 and therefore there was no material changes to the Company’s unaudited condensed consolidated financial statements upon adoption of ASC 606.

C-7

Disaggregation of Revenue

The Company disaggregates its revenue by geographic areas, as the Company believes it best depicts how the nature, amount, timing, and uncertainty of the revenue and cash flows are affected by economic factors. The Company’s disaggregation of revenue for the nine months ended March 31, 2023 and 2022 are as follows:

Geographic Information

The summary of the Company’s total revenue by geographic area for the nine months ended March 31, 2023 and 2022 was as follows:

	For the Nine Months ended March 31,
	2023	2022
China domestic market	$28,104,244	$20,461,647
Overseas market	2,492,034	6,505,410
Total revenue	$30,596,278	$26,967,057

Cash and Cash Equivalents

Cash and cash equivalents consist of cash on hand, cash on deposit, and other highly liquid investments which are unrestricted as to withdrawal or use, and which have original maturities of three months or less when purchased. The Company maintains cash with various financial institutions mainly in the PRC. As of March 31, 2023 and 2022, the Company had no cash equivalents.

Under PRC law, it is generally required that a commercial bank in the PRC that holds third-party cash deposits protect the depositors’ rights over and interests in their deposited money. PRC banks are subject to a series of risk control regulatory standards, and PRC bank regulatory authorities are empowered to take over the operation and management of any PRC bank that faces a material credit crisis. The Company monitors the banks utilized and has not experienced any problems.

C-8

Accounts Receivable, Net

Accounts receivable are recorded at net realizable value, consisting of the carrying amount less an allowance for uncollectible accounts, as necessary. The Company reviews the accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Company considers many factors, including the age of the balance, the customers’ historical payment history, their current credit-worthiness, and current economic trends. The fair value of long-term receivables is determined using a present value technique by discounting the future expected contractual cash flows using current rates at which similar instruments would be issued at the measurement date. As of March 31, 2023 and June 30, 2022, the allowance for doubtful accounts was US$1,899,387 and US$1,947,452, respectively. Accounts are written off against the allowance after efforts at collection prove unsuccessful.

Inventories, Net

Inventories, which are stated at the lower of cost or net realizable value, consist of raw materials and finished goods related to the Company’s products. Net realizable value is the estimated selling price in the normal course of business less any costs to complete and sell products. Cost is determined using the first in first out (“FIFO”) method. The Company periodically evaluates its inventory and records an inventory reserve for certain inventories that may not be saleable or whose cost exceeds net realizable value. As of March 31, 2023 and June 30, 2022, the inventory reserve was both US$ Nil.

Advances to Suppliers, Net

Advances to suppliers consist of payments to suppliers for materials that have not been received. Advances to suppliers are reviewed periodically to determine whether their carrying value has become impaired. There was no impairment for advances to suppliers as of March 31, 2023 and June 30, 2022,

Leases

The Company follows FASB ASC No. 842, Leases (“Topic 842”). The Company leases one office space, which is classified as operating lease in accordance with Topic 842. Under Topic 842, lessees are required to recognize the following for all leases (with the exception of short-term leases, usually with initial term of 12 months or less) on the commencement date: (i) lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis; and (ii) right-of-use (“ROU”) asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term.

Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at commencement date. As most of the Company’s leases do not provide an implicit rate, the Company uses its incremental borrowing rate based on the information available at commencement date in determining the present value of future payments. The operating lease ROU asset also includes any lease payments made and excludes lease incentives and includes initial direct costs incurred. The Company’s lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. Lease expenses for minimum lease payments are recognized on a straight-line basis over the lease term. All operating lease right-of-use assets are reviewed for impairment annually. There was no impairment for operating lease right-of-use lease assets as of March 31, 2023 and June 30, 2022.

C-9

Property and Equipment, Net

Property and equipment are stated at cost, less accumulated depreciation. Expenditures for additions, major renewals, and betterments are capitalized, and expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is provided on a straight-line basis, less estimated residual value, if any, over an asset’s estimated useful life. The estimated useful lives of the Company’s property and equipment are as follows:

Estimated useful lives

Building	5-50 years
Office equipment	5-15 years
Machinery equipment	5-10 years
Office equipment	3-8 years

Construction in progress

Direct costs that are related to the construction of property and equipment incurred in connection with bringing the assets to their intended use are capitalized as construction in progress. Construction in progress is transferred to specific property and equipment items and the depreciation of these assets commences when the assets are ready for their intended use. As of March 31, 2023 and June 30, 2022, construction in progress in the amount of US$21,672 and US$91,268, respectively, were primarily relating to the technical transformation of equipment for production.

Land use rights, net

Land use rights are recorded at cost less accumulated amortization. Amortization is provided on a straight-line basis over the estimated useful lives which are 30 years and represent the shorter of the estimated usage periods or the terms of the agreements.

Biological Assets, net

Biological assets are recorded at cost of purchase or cost of rearing or growing to the point of commercial production (termed as biological assets appreciation), less accumulated depreciation and accumulated impairment loss, if any. Biological assets are depreciated on a straight-line basis over the estimated useful lives. As of March 31, 2023 and June 30, 2022, biological assets in the amount of US$173,824 and US$201,870, respectively, were mulberry trees for the production of silkworm cocoons.

C-10

Long-lived Assets

Finite-lived assets and intangibles are reviewed for impairment testing when circumstances require. For purposes of evaluating the recoverability of long-lived assets, when undiscounted future cash flows will not be sufficient to recover an asset’s carrying amount, the asset is written down to its fair value. The long-lived assets of the Company that are subject to evaluation consist primarily of property and equipment and ROU assets. For the nine months ended March 31, 2023 and 2022, the Company did not recognize any impairment of its long-lived assets.

Fair Value of Financial Instruments

The Company follows the provisions of ASC 820, “Fair Value Measurements and Disclosures.” ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 applies to assets or liabilities for which there are inputs, other than quoted prices in level, that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the asset or liability.

The carrying value of financial instruments included in current assets and liabilities approximate their fair values because of the short-term nature of these instruments.

Income Taxes

The Company are accounted for current income taxes in accordance with the laws of the relevant tax authorities. The charge for taxation is based on the results for the fiscal year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the unaudited condensed consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

C-11

The provisions of ASC 740-10-25, “Accounting for Uncertainty in Income Taxes,” prescribe a more-likely-than-not threshold for consolidated financial statement recognition and measurement of a tax position taken (or expected to be taken) in a tax return. This ASC also provides guidance on the recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, and related disclosures. No penalties or interest relating to income taxes were incurred during the nine months ended March 31, 2023 and 2022. The Company did not have any uncertain tax positions at March 31, 2023 and June 30, 2022.

The Company is subject to the income tax laws of the PRC. No significant income was generated outside the PRC for the nine months ended March 31, 2023 and 2022. As of March 31, 2023, the tax years ended December 31, 2018 through December 31, 2022 for the Company remain open for statutory examination by PRC tax authorities.

Value-Added Tax

Sales revenue represents the invoiced value of goods, net of a value-added tax (“VAT”). The VAT is based on gross sales price and VAT rates range from 6% to 13% in the nine months ended March 31, 2023 and 2022, depending on the type of products sold. For overseas sales, VAT is exempted on the exported goods. The VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing finished products or acquiring finished products. The Company records a VAT payable or VAT receivable in the unaudited condensed accompanying consolidated financial statements.

Foreign Currency Translation

The Company uses the United States dollar (“U.S. dollars,” “USD,” or “US$”) for financial reporting purposes. The Company and its subsidiary maintain their books and records in their functional currency of Renminbi (“RMB”), the currency of the PRC.

In general, for consolidation purposes, the Company translates the assets and liabilities into U.S. dollars using the applicable exchange rates prevailing at the balance sheet date, and the statements of income and cash flows are translated at average exchange rates during the reporting periods. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet. Equity accounts are translated at historical rates. Adjustments resulting from the translation of the financial statements of the Company are recorded as accumulated other comprehensive loss.

The balance sheet amounts, with the exception of equity, at March 31, 2023 and June 30, 2022 were translated at 1 RMB to 0.1456 USD and at 1 RMB to 0.1493 USD, respectively. The average translation rates applied to the income and cash flow statement amounts for the nine months ended March 31, 2023 and 2022 were 1 RMB to 0.1442 USD and 1 RMB to 0.1562 USD, respectively.

C-12

Comprehensive Income (Loss)

Comprehensive income (loss) consists of two components, net income (loss) and other comprehensive income (loss). The foreign currency translation gain or loss resulting from translation of the financial statements expressed in RMB to USD is reported in other comprehensive income (loss) in the unaudited condensed consolidated statements of income (loss) and comprehensive income (loss).

Segment Reporting

The Company uses the management approach in determining reportable operating segments. The management approach considers the internal reporting used by the Company’s chief operating decision maker for making operating decisions about the allocation of resources of the segment and the assessment of its performance in determining the Company’s reportable operating segments. Management has determined that the Company has one operating segment.

Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, such as legal proceedings and claims arising out of its business, which cover a wide range of matters. Liabilities for contingencies are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. If the assessment of a contingency indicates that it is probable that a loss is incurred and the amount of the liability can be estimated, then the estimated liability is accrued in the consolidated financial statements. If the assessment indicates that a potential loss contingency is not probable, but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss, if determinable and material, would be disclosed.

New Accounting Pronouncements

In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326), which requires entities to measure all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. This replaces the existing incurred loss model and is applicable to the measurement of credit losses on financial assets measured at amortized cost. ASU 2016-13 was subsequently amended by Accounting Standards Update 2018-19, Codification Improvements to Topic 326, Financial Instruments—Credit Losses, Accounting Standards Update 2019-04 Codification Improvements to Topic 326, Financial Instruments—Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments, and Accounting Standards Update 2019-05, Targeted Transition Relief. For public entities, ASU 2016-13 and its amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. For all other entities, this guidance and its amendments will be effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. Early application will be permitted for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. In November 2019, the FASB issued ASU 2019-10, “Financial Instruments—Credit Losses (Topic 326), Derivatives and Hedging (Topic 815), and Leases (Topic 842)” (“ASU 2019-10”). ASU 2019-10 (i) provides a framework to stagger effective dates for future major accounting standards and (ii) amends the effective dates for certain major new accounting standards to give implementation relief to certain types of entities. Specifically, ASU 2019-10 changes some effective dates for certain new standards on the following topics in the FASB Accounting Standards Codification (ASC): (a) Derivatives and Hedging (ASC 815) – now effective for fiscal years beginning after December 15, 2020 and interim periods within fiscal years beginning after December 15, 2021; (b) Leases (ASC 842) - now effective for fiscal years beginning after December 15, 2020 and interim periods within fiscal years beginning after December 15, 2021; (c) Financial Instruments — Credit Losses (ASC 326) - now effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years; and (d) Intangibles — Goodwill and Other (ASC 350) - now effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. The Company plans to adopt this guidance effective July 1, 2023 and the adoption of this ASU is not expected to have a material impact on its financial statements.

In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (Topic 740) Simplifying the Accounting for Income Taxes. The FASB is issuing this Update as part of its initiative to reduce complexity in accounting standards (the “Simplification Initiative”). The objective of the Simplification Initiative is to identify, evaluate, and improve areas of GAAP for which cost and complexity can be reduced while maintaining or improving the usefulness of the information provided to users of financial statements. The specific areas of potential simplification in this ASU were submitted by stakeholders as part of the Simplification Initiative. For public business entities, the amendments in this ASU are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. The Company adopted this ASU on July 1, 2021 and the adoption of this ASU did not have a material impact on its financial statements.

The Company believes that other recent accounting pronouncement updates will not have a material effect on the Company’s unaudited condensed consolidated financial statements.

C-13

NOTE 3 – ACCOUNTS RECEIVABLE, NET

The accounts receivable, net consisted of the following:

	March 31, 2023	Jun 30, 2022

Accounts receivable	$25,048,110	$26,537,277
Less: allowance for doubtful accounts	(1,899,387)	(1,947,452)
Accounts receivable, net	$23,148,723	$24,589,825

Movement of allowance for doubtful accounts is as follows:

	March 31, 2023	Jun 30, 2022

Beginning balance	$1,947,452	$2,020,294
Charge to expense	-	-
Foreign currency translation adjustments	(48,065)	(72,842)
Ending balance	$1,899,387	$1,947,452

NOTE 4 – INVENTORIES, NET

The inventories, net consisted of the following:

	March 31, 2023	June 30, 2022

Raw materials	$44,971	$881,930
Work in progress	764,892	1,113,080
Finished goods	1,160,238	2,763,097
Less: inventory reserve	-	-
Total inventories, net	$1,970,101	$4,758,107

Inventories include raw materials, work in progress and finished goods. For the nine months ended March 31, 2023 and 2022, provision for inventory reserve was both US$ Nil.

NOTE 5 – ADVANCES TO SUPPLIERS, NET

The advances to suppliers, net consisted of the following:

	March 31, 2023	Jun 30, 2022

Advances to suppliers	$528,672	$598,892
Less: allowance for doubtful accounts	-	-
Advance to suppliers, net	$528,672	$598,892

Advances to suppliers consist of mainly payments to suppliers for raw materials or products that have not been received.

C-14

NOTE 6 - PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	March 31, 2023	June 30, 2022

Building	$4,190,816	$4,296,867
Machinery and equipment	1,860,524	1,997,183
Motor vehicles	115,475	163,202
Office equipment	123,817	82,146
Subtotal	6,290,632	6,539,398
Less: accumulated depreciation	(2,622,394)	(2,508,556)
Total property and equipment, net	$3,668,238	$4,030,842

Depreciation expense was US$256,287 and US$275,438 for the nine months ended March 31, 2023 and 2022, respectively.

NOTE 7 – LAND USE RIGHTS, NET

	March 31, 2023	June 30, 2022

Land use rights	$244,137	$250,315
Less: accumulated amortization	(84,770)	(80,657)
Land use rights, net	$159,367	$169,658

Amortization expenses for land use rights was US$6,045 and US$6,545 for the nine months ended March 31, 2023 and 2022, respectively.

NOTE 8 – BIOLOGICAL ASSETS, NET

	March 31, 2023	June 30, 2022

Biological assets	$258,715	$265,262
Less: accumulated depreciation	(84,891)	(63,392)
Biological assets, net	$173,824	$201,870

Depreciation expenses for biological assets was US$22,844 and US$24,734 for the nine months ended March 31, 2023 and 2022, respectively.

NOTE 9 - LEASES

The Company has several offices and land lease agreements with lease terms ranging from four to eleven years. The Company considers those renewal or termination options that are reasonably certain to be exercised in the determination of the lease term and initial measurement of ROU assets and lease liabilities. Lease expenses for lease payment are recognized on a straight-line basis over the lease term. Leases with initial terms of 12 months or less are not recorded on the balance sheet.

C-15

The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

The table below presents the operating lease related assets and liabilities recorded on the balance sheets.

	March 31, 2023	Jun 30, 2022

ROU lease assets	$677,367	$782,838

Operating lease liabilities – current	103,296	119,759
Operating lease liabilities – non-current	560,831	685,956
Total operating lease liabilities	$664,127	$805,715

The weighted average remaining lease terms and discount rates for all of operating leases were as follows as of March 31, 2023 and June 30, 2022:

	March 31, 2023	Jun 30, 2022

Remaining lease term and discount rate:
Weighted average remaining lease term (years)	4.84	5.72
Weighted average discount rate	4.75%	4.75%

Rent expenses totaled US$111,711 and US$120,953 for the nine months ended March 31, 2023 and 2022, respectively.

The following is a schedule, by years, of maturities of lease liabilities as of March 31, 2023:

Lease Payment
Remainder of 2023	$2,912
2024	133,842
2025	131,875
2026	131,875
2027	131,875
2028	131,875
2029	93,992
2030	2,912
2031	2,912
Total lease payments	764,070
Less: imputed interest	(99,943)
Present value of lease liabilities	$664,127

C-16

NOTE 10 - RELATED PARTY TRANSACTIONS

(a)	Nature of Relationships with Related Parties

Name	Relationship with the Company
Mrs. Xiaohui Wang	One of the directors of the Company, one of the shareholders of the Company
Mr. Chikeung Yan	One of the directors of the Company, one of the shareholders of the Company
Chongqing Yufan Trading Co., Ltd (“Chongqing Yufan”)	An entity controlled by one of the shareholders of the Company
Chongqing Kaizhengyihua New Energy Technology Co., Ltd (“Kaizhengyihua”)	An entity controlled by the Company, deregistered as of March 31, 2023
Chongqing Dream Trading Co., Ltd (“Chongqing Dream”)	An entity controlled by the shareholders of the Company
Chongqing Fuling District Renyi Zhilu Silk Industry Co., Ltd (“Renyi Zhilu”)	Minority shareholder of Chongqing Hongsheng
Chongqing Huajian Housing Development Co., Ltd (“Chongqing Huajian”)	An entity controlled by one of the shareholders of the Company

(b)	Due from Related Parties

	March 31, 2023	June 30, 2022

Chongqing Yufan	$498,452	$620,098
Chongqing Dream	43,683	-
Mr. Chikeung Yan	449,321	177,028
Total due from related parties	$991,456	$797,126

As of March 31, 2023 and June 30, 2022, the balance due from related parties mainly consisted of payments to the Company’s related parties for working capital purposes. These advances are unsecured, non-interest bearing, and due on demand.

(c)	Advance from Related Party

	March 31, 2023	June 30, 2022

Renyi Zhilu	$324,572	$1,229,629

C-17

As of March 31, 2023 and June 30, 2022, the balance advance from related party mainly consisted of advances from the Company’s related party for purchasing raw materials.

(d)	Due to Related Parties

	March 31, 2023	June 30, 2022

Mrs. Xiaohui Wang	$372,828	$1,176,270
Chongqing Huajian	408,766	419,110
Total due to related parties	$781,594	$1,595,379

As of March 31, 2023 and June 30, 2022, the balance due to related parties mainly consisted of advances from the Company’s related parties for working capital purposes during the Company’s normal course of business. These advances are unsecured, non-interest bearing, and due on demand.

(e)	Sales to Related Parties

	For the nine months ended March 31,
	2023	2022

Renyi Zhilu	$945,437	$1,194,694

The Company made sales of silkworm cocoons, which is raw material for production of silk to Renyi Zhilu, a minority shareholder of Chongqing Hongsheng.

(f)	Loan guarantee provided by related parties

The Company’s related parties provide guarantee and collateral for the Company’s short-term bank loans (see Note 11) and short-term bank loans (see Note 12).

NOTE 11 - SHORT-TERM BANK LOANS

Short-term bank loans consisted of the following:

	March 31,	Maturity	Int.
Lender	2023	Date	Rate/Year
Chongqing Rural Commercial Bank-a	$1,383,307	2023/5/10	4.30%
Bank of China-b	436,834	2024/2/14	3.65%
Industrial and Commercial Bank of China-c	436,834	2023/8/12	4.00%
United Overseas Bank-d	10,087,882		4.40%
Total short-term bank loans	$12,344,857

C-18

	June 30,	Maturity		Int.
Lender	2022	Date		Rate/Year
Chongqing Rural Commercial Bank-a	$1,418,313	2023/5/10		4.30%
Bank of China-e	298,592	2023/2/8	*	5.20%
United Overseas Bank-d	7,800,776			4.50-4.79%
United Overseas Bank-d	2,713,487			4.50-5.00%
Total short-term bank loans	$12,231,168

* This loan has been fully repaid as of March 31, 2023.

The loans outstanding were guaranteed by the following properties, entities or individuals:

a.	Guaranteed by Mrs. Xiaohui Wang, one of the shareholders of the Company, Chongqing Huajian, an entity controlled by Mrs. Xiaohui Wang, Wulong Wintus, the wholly-owned subsidiary of the Company, Liangping Wintus, the wholly-owned subsidiary of the Company, Chongqing Hongsheng, the Company 54% owned subsidiary and pledged by the buildings of Chongqing Huajian, an entity controlled by Mrs. Xiaohui Wang.

b.	Guaranteed by Mrs. Xiaohui Wang, one of the shareholders of the Company and Chongqing Wintus, the wholly-owned subsidiary of the Company and pledged by the buildings of Chongqing Huajian, an entity controlled by Mrs. Xiaohui Wang.

c.	Guaranteed by Mrs. Xiaohui Wang and Mr. Chikeung Yan, the shareholders of the Company.

d.	Guaranteed by Mrs. Xiaohui Wang, one of the shareholders of the Company and pledged by the buildings of Chongqing Huajian, an entity controlled by Mrs. Xiaohui Wang and the buildings of Chongqing Yufan, an entity controlled by Mrs. Xiaohui Wang.

e.	Guaranteed by Mrs. Xiaohui Wang, one of the shareholders of the Company and Chongqing Wintus, the wholly-owned subsidiary of the Company and pledged by the buildings of Chongqing Huajian, an entity controlled by Mrs. Xiaohui Wang.

The Company recorded interest expenses of US$628,699 and US$514,702 for the nine months ended March 31, 2023 and 2022, respectively.

NOTE 12 - LONG-TERM BANK LOANS

Long-term bank loans consisted of the following:

Lender	Loan Principal	Maturity Date	Int. Rate/Year	Principal repaid As of March 31, 2023	Long-term bank loans As of March 31, 2023
Chongqing Rural Commercial Bank-a	$655,251	2022/9/7	4.85%	$655,251	$-
Bank of Chongqing-b	640,690	2023/7/5	5.50%	72,806	567,884
Bank of Chongqing-c	669,812	2023/7/6	5.50%	72,806	597,006
Chongqing Rural Commercial Bank-d	1,456,113	2022/5/13	4.30%	1,456,113	-
Everbright Bank-e	428,097	2027/5/22	4.50%	65,303	362,794
Chongqing Rural Commercial Bank-f	655,251	2024/9/7	4.50%	-	655,251
Total long-term bank loans					2,182,935
Less: Long-term bank loans-current					1,251,961
Long-term bank loans-non-current					$930,974

C-19

Lender	Loan Principal	Maturity Date	Int. Rate/Year	Principal repaid As of June 30, 2022	Long-term bank loans As of June 30, 2022
Chongqing Rural Commercial Bank-a	$671,833	2022/9/7	4.85%	$-	$671,833
Bank of Chongqing-b	656,903	2023/7/5	5.50%	44,789	612,114
Bank of Chongqing-c	686,762	2023/7/6	5.50%	44,789	641,973
Chongqing Rural Commercial Bank-d	1,492,961	2022/5/13	4.30%	1,492,961	-
Everbright Bank-e	438,930	2027/5/22	4.50%	-	438,930
Total long-term bank loans					2,364,850
Less: Long-term bank loans-current					820,825
Long-term bank loans-non-current					$1,544,025

The details of long-term bank loans were as follow:

a. On September 11, 2020, Liangping Wintus entered into a loan agreement with Chongqing Rural Commercial Bank to borrow US$655,251 (RMB4,500,000) as working capital for two years, with maturity date of September 7, 2022. The loan bears a fixed interest rate of 4.85% per annum. The loan was pledged by the buildings owned by Liangping Wintus. As of March 31, 2023, this loan was fully repaid.

b. On July 6, 2020, Liangping Wintus entered into a loan agreement with Bank of Chongqing to borrow US$640,690 (RMB4,400,000) as working capital for three years, with maturity date of July 5, 2023. The loan bears a fixed interest rate of 5.5% per annum. The loan principal of US$14,561 (RMB100,000) will be repaid every six months, and the remaining loan principal will be repaid when due. The loan was pledged by a building owned by Liangping Wintus. As of March 31, 2023, US$72,806 (RMB500,000) of this loan was repaid, and US$567,884 (RMB3,900,000) of this loan, which will be repaid within one year, was classified as short-term loan.

c. On July 7, 2020, Chongqing Wintus entered into a loan agreement with Bank of Chongqing to borrow US$669,812 (RMB4,600,000) as working capital for three years, with maturity date of July 6, 2023. The loan bears a fixed interest rate of 5.5% per annum. The loan principal of US$14,561 (RMB100,000) will be repaid every six months, and the remaining loan principal will be repaid when due. The loan was pledged by buildings owned by Chongqing Wintus. As of March 31, 2023, US$72,806 (RMB500,000) of this loan was repaid, and US$597,006 (RMB4,100,000) of this loan, which will be repaid within one year, was classified as short-term loan.

d. On May 19, 2020, Chongqing Wintus entered into a loan agreement with Chongqing Rural Commercial Bank to borrow US$1,456,113 (RMB10,000,000) as working capital for two years, with maturity date of May 13, 2022. The loan bears a fixed interest rate of 4.3% per annum. The loan was pledged by buildings owned by Chongqing Huajian, an entity controlled by Mrs. Xiaohui Wang. As of March 31, 2023, the loan was fully repaid.

e. On June 28, 2022, Chongqing Wintus entered into a mortgage loan agreement with Everbright Bank to borrow US$428,097 (RMB2,940,000) for five years, with maturity date of May 22, 2027. The loan bears a fixed interest rate of 4.5% per annum. The loan principal of US$7,256 (RMB49,831) will be repaid every month. The loan was pledged by a building owned by Chongqing Wintus. As of March 31, 2023, US$65,303 (RMB448,475) of this loan was repaid, and US$87,071 of this loan, which will be repaid within one year, was classified as short-term loan.

f. On September 8, 2022, Liangping Wintus entered into a loan agreement with Chongqing Rural Commercial Bank to borrow US$655,251 (RMB4,500,000) as working capital for two years, with maturity date of September 7, 2024. The loan bears a fixed interest rate of 4.85% per annum. The loan was pledged by buildings owned by Liangping Wintus.

The principal repayment schedule of the long-term bank loans was as follow:

Ending June 30,	Repayment
Remainder of 2023	$21,768
2024	1,251,961
2025	742,321
2026	87,071
2027	79,814
Total payments	2,182,935
Less: current maturity	1,251,961
Total	$930,974

C-20

NOTE 13 – TAXES

(a) Corporate Income Taxes

British Virgin Islands

Under the current BVI law, income from Dream is not subject to taxation.

Hong Kong

Link Profit are incorporated in Hong Kong and is subject to Hong Kong Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong. Under Hong Kong tax law, Link Profit is exempted from income tax on its foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

PRC

Under the Enterprise Income Tax (“EIT”) Law of PRC, domestic enterprises and Foreign Investment Enterprises (the “FIE”) are usually subject to a unified 25% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemption may be granted on case-by-case basis.

i) The components of the income tax expense (benefit) were as follows:

	For the nine months ended March 31,
	2023	2022
Current income tax provision	$443,090	$748,057
Deferred income tax provision (benefit)	28,876	(212,525)
Total income tax expense (benefit)	$471,966	$535,532

ii) The components of the deferred tax assets were as follows:

	March 31, 2023	June 30, 2022
Deferred tax assets:
Allowance for doubtful accounts	$477,504	$486,781
Right of use	(2,648)	4,576
Net operating loss carry-forwards	603,906	568,530
Subtotal	1,078,762	1,059,887
Valuation allowance	(586,323)	(525,095)
Total deferred tax assets, net	$492,439	$534,792

Movement of the valuation allowance:

	Mar 31, 2023	June 30, 2022

Beginning balance	$525,095	$422,424
Current year addition (reduction)	74,188	117,901
Exchange difference	(12,960)	(15,230)
Ending balance	$586,323	$525,095

C-21

(b) Value-Added Tax

The Company is subject to a VAT for selling merchandise. The applicable VAT rate range from 6% to 13% in the nine months ended March 31, 2023 and 2022, depending on the type of products sold. For overseas sales, VAT is exempted on the exported goods. The amount of VAT liability is determined by applying the applicable tax rate to the invoiced amount of goods sold (output VAT) less VAT paid on purchases made with the relevant supporting invoices (input VAT). Under commercial practice in the PRC, the Company pays VAT based on tax invoices issued. The tax invoices may be issued subsequent to the date on which revenue is recognized, and there may be a considerable delay between the date on which the revenue is recognized and the date on which the tax invoice is issued.

In the event that the PRC tax authorities dispute the date on which revenue is recognized for tax purposes, the PRC tax office has the right to assess a penalty based on the amount of the taxes which are determined to be late or deficient, and the penalty will be expensed in the period if and when a determination is made by the tax authorities. There were no assessed penalties during the nine months ended March 31, 2023 and 2022, respectively.

(c) Taxes Payable

Taxes payable consisted of the following:

	March 31, 2023	June 30, 2022

Value added tax payable	$1,338,544	$1,186,350
Income tax payable	2,768,362	2,379,748
Other taxes and levies	62	4
Total tax payable	$4,106,968	$3,566,102

NOTE 14 — SHAREHOLDER’S EQUITY

Registered Capital

The Company had registered capital of US$200 as of March 31,2023.

Statutory Reserve

The Company is required to make appropriations to reserve funds, comprising the statutory surplus reserve and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”).

Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entities’ registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the board of directors. As of March 31, 2023 and June 30, 2022, the Company’s aggregate amount of statutory reserve was both US$694,135.

C-22

NOTE 15- CONCENTRATIONS AND RISKS

The Company maintains principally all bank accounts in the PRC. The cash balance held in the PRC bank accounts was US$422,705 and US$756,063 as of March 31, 2023 and June 30, 2022, respectively.

During the nine months ended March 31, 2023 and 2022, 100% of the Company’s assets were located in the PRC and 100% of the Company’s revenues were derived from its subsidiary located in the PRC.

For the nine months ended March 31, 2023, one customer accounted for approximately 62% of the Company’s total sales. At March 31, 2023, one customer accounted for approximately 27% of the Company’s accounts receivable.

For the nine months ended March 31, 2022, three customers accounted for approximately 76% of the Company’s total sales.

For the nine months ended March 31, 2023, one vendor accounted for approximately 73% of the Company’s total purchases.

For the nine months ended March 31, 2022, two vendors accounted for approximately 74% of the Company’s total purchases.

NOTE 16 - COMMITMENTS AND CONTINGENCIES

(a)	Capital expenditure commitments

The Company has no capital expenditure commitment as of March 31,2023.

(b)	Contingencies

The Company is subject to legal proceedings and regulatory actions in the ordinary course of business. The results of such proceedings cannot be predicted with certainty, but the Company does not anticipate that the final outcome arising out of any such matter will have a material adverse effect on the Company’s consolidated business, financial position, cash flows or results of operations taken as a whole. As the date of this report, the Company is not a party to any material legal or administrative proceedings.

NOTE 17 - SUBSEQUENT EVENTS

On May 29, 2022, Mrs. Xiaohui Wang and Mr. Chikeung Yan, the shareholders of the Company, and Dream entered into a stock purchase agreement with Shineco,Inc and Shineco Life Science Group Hong Kong Co., Limited. (“Life Science HK” or “Buyer”), a company established under the laws of Hong Kong and wholly owned subsidiary of Shineco, Inc., pursuant to which the Buyer would acquire 71.42% of the issued equity interests of Dream from Mrs. Xiaohui Wang and Mr. Chikeung Yan. As the consideration for the acquisition, Mrs. Xiaohui Wang and Mr. Chikeung Yan will receive US$2.0 million in cash from the Buyer and 100% equity interest of Beijing Tenet-Jove Technological Development Co., Ltd. (“Tenet-Jove”), a wholly-owned subsidiary of Shineco, Inc. and 10,000,000 restricted common shares of Shineco, Inc.

These consolidated financial statements were approved by management and available for issuance on May 20, 2023, and the Company has evaluated subsequent events through this date. No subsequent events required adjustments to or disclosure in these consolidated financial statements.

C-23

DREAM PARTNER LIMITED

CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED JUNE 30, 2022 AND 2021

AND

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

DREAM PARTNER LIMITED

C-24

Report of Independent Registered Public Accounting Firm

To the Board of Directors and

Shareholders of Shineco Life Science Group Hong Kong Co., Limited,

We have audited the accompanying balance sheets of Dream Partner Limited (the “Company”) as of June 30, 2022 and 2021, and the related statements of income and comprehensive income, changes in equity and cash flows for each of the two years in the period ended June 30, 2022. The Company’s management is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of June 30, 2022 and 2021, and the results of their operations and their cash flows for each of the two years in the period ended June 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Beijing Quanrui CPAs

Beijing, PRC

May 19, 2023

C-25

DREAM PARTNER LIMITED

CONSOLIDATED BALANCE SHEETS

(In U.S. dollars)

	June 30,	June 30,
	2022	2021
	(US$)	(US$)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$771,848	$391,588
Accounts receivable, net	24,589,825	23,003,799
Due from related parties, net	797,126	1,591,268
Inventories, net	4,758,107	4,718,475
Advances to suppliers, net	598,892	204,893
Other current assets, net	474,124	734,835
TOTAL CURRENT ASSETS	31,989,922	30,644,858

Property and equipment, net	4,030,842	3,662,914
Construction in progress	91,268	94,681
Land use rights, net	169,658	184,660
Operating lease right-of-use assets	782,838	930,149
Biological assets, net	201,870	242,130
Deferred tax assets, net	534,792	547,620
TOTAL ASSETS	$37,801,190	$36,307,012

LIABILITIES AND EQUITY

CURRENT LIABILITIES:
Short-term bank loans	$12,231,168	$9,618,519
Long-term bank loans-current	820,825	1,610,755
Accounts payable	4,750,400	6,864,065
Advances from customers	2,312,968	3,503,024
Advances from related party	1,229,629	1,201,957
Due to related parties	1,595,379	2,168,619
Other payables and accrued expenses	951,673	1,486,458
Operating lease liabilities - current	119,759	118,548
Taxes payable	3,566,102	1,846,687
TOTAL CURRENT LIABILITIES	27,577,903	28,418,632

Deferred revenue	634,921	501,613
Operating lease liabilities-non-current	685,956	835,852
Long-term bank loans-non-current	1,544,025	1,997,956
TOTAL LIABILITIES	30,442,805	31,754,053

Commitments and contingencies	-	-

EQUITY
Registered capital	200	200
Additional paid-in capital	2,387,478	2,387,478
Statutory reserve	694,135	632,331
Retained earnings (accumulated deficit)	3,132,558	(45,025)
Accumulated other comprehensive (loss) gain	(171,955)	124,478
Total Stockholders’ equity of Dream Partner Limited	6,042,416	3,099,462
Non-controlling interest	1,315,969	1,453,497
TOTAL EQUITY	7,358,385	4,552,959

TOTAL LIABILITIES AND EQUITY	$37,801,190	$36,307,012

The accompanying notes are an integral part of these consolidated financial statements.

C-26

DREAM PARTNER LIMITED

CONSOLIDATED STATEMENTS OF INCOME (LOSS) AND COMPREHENSIVE INCOME (LOSS)

	For the Years Ended June 30,
	2022	2021

REVENUE
Third parties	$49,219,456	$51,683,196
Related party	1,185,163	1,076,606
Total revenue	50,404,619	52,759,802

COST OF REVENUE
Cost of product and services	44,486,890	45,725,872
Business and sales related tax	4,952	27,195
Total cost of revenue	44,491,842	45,753,067

GROSS PROFIT	5,912,777	7,006,735

OPERATING EXPENSES
General and administrative expenses	1,271,242	1,485,956
Selling expenses	85,832	78,662
Total operating expenses	1,357,074	1,564,618

INCOME FROM OPERATIONS	4,555,703	5,442,117

OTHER INCOME (EXPENSE)
Other income, net	584,409	286,748
Interest expenses, net	(774,366)	(708,319)
Total other expenses	(189,957)	(421,571)

INCOME BEFORE PROVISION FOR INCOME TAXES	4,365,746	5,020,546

PROVISION FOR INCOME TAXES	1,284,471	1,437,563

NET INCOME	3,081,275	3,582,983

Net loss attributable to non-controlling interest	(158,112)	(190,831)

NET INCOME ATTRIBUTABLE TO DREAM PARTNER LIMITED	$3,239,387	$3,773,814

COMPREHENSIVE INCOME
Net income	$3,081,275	$3,582,983
Other comprehensive income (loss): foreign currency translation income (loss)	(275,849)	167,828
Total comprehensive income	2,805,426	3,750,811
Less: comprehensive income (loss) attributable to non-controlling interest	(137,528)	26,203

COMPREHENSIVE INCOME ATTRIBUTABLE TO DREAM PARTNER LIMITED	$2,942,954	$3,724,608

The accompanying notes are an integral part of these consolidated financial statements

C-27

DREAM PARTNER LIMITED

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIT)

FOR THE YEARS ENDED JUNE 30, 2022 AND 2021

				(ACCUMULATED	ACCUMULATED
		ADDITIONAL		DEFICIT)	OTHER	NON-
	REGISTERED	PAID-IN	STATUTORY	RETAINED	COMPREHENSIVE	CONTROLLING	TOTAL
	CAPITAL	CAPITAL	RESERVE	EARNINGS	GAIN (LOSS)	INTEREST	EQUITY
Balance at June 30, 2020	$200	$2,387,478	$198,361	$(3,384,869)	$173,684	$1,427,294	$802,148
Net income (loss) for the year	-	-	-	3,773,814	-	(190,831)	3,582,983
Statutory reserve	-	-	433,970	(433,970)	-	-	-
Foreign currency translation (loss) gain	-	-	-	-	(49,206)	217,034	167,828
Balance at June 30, 2021	$200	$2,387,478	$632,331	$(45,025)	$124,478	$1,453,497	$4,552,959

Net income (loss) for the year	-	-	-	3,239,387	-	(158,112)	3,081,275
Statutory reserve	-	-	61,804	(61,804)	-	-	-
Foreign currency translation (loss) gain	-	-			(296,433)	20,584	(275,849)
Balance at June 30, 2022	$200	$2,387,478	$694,135	$3,132,558	$(171,955)	$1,315,969	$7,358,385

The accompanying notes are an integral part of these consolidated financial statements.

C-28

DREAM PARTNER LIMITED

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the Years Ended June 30,
	2022	2021

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$3,081,275	$3,582,983

Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation and amortization	423,685	412,578
Amortization of right of use assets	118,054	108,956
Deferred tax (benefit) provision	(7,176)	289,737
Loss (gain) on disposal fixed assets	6,846	(10,071)

Changes in operating assets and liabilities:
Accounts receivable	(2,506,279)	(20,187,639)
Advances to suppliers	(416,484)	158,367
Inventories	(217,646)	(1,514,626)
Other current assets	217,587	(340,485)
Accounts payable	(1,936,373)	(576,893)
Advances from customers	(1,103,764)	2,220,076
Advance from related party	73,679	(384,897)
Other payables and accrued expenses	(499,290)	1,310,217
Operating lease liabilities	(118,571)	(109,063)
Deferred revenue	157,087	(84,567)
Taxes payable	1,853,173	1,797,318
Net cash used in operating activities	(874,197)	(13,328,009)

CASH FLOWS FROM INVESTING ACTIVITIES:
Disposal of property and equipment	-	4,530
Acquisitions of property and equipment	(882,520)	(410,096)
Net cash used in investing activities	(882,520)	(405,566)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from short-term bank loans	23,441,410	17,581,828
Repayment to short-term bank loans	(20,370,652)	(11,659,419)
Proceeds from long-term bank loans	455,440	3,548,348
Repayment to long-term bank loans	(1,611,079)	(30,199)
Proceeds from advances from related parties	250,811	45,258
Net cash provided by financing activities	2,165,930	9,485,816

EFFECT OF EXCHANGE RATE CHANGE ON CASH AND CASH EQUIVALENTS	(28,953)	299,650

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	380,260	(3,948,109)

CASH AND CASH EQUIVALENTS - Beginning of the year	391,588	4,339,697

CASH AND CASH EQUIVALENTS - End of the year	$771,848	$391,588

SUPPLEMENTAL CASH FLOW DISCLOSURES:
Cash paid for interest	$822,830	$576,000

The accompanying notes are an integral part of these consolidated financial statements.

C-29

NOTE 1 - ORGANIZATION AND NATURE OF OPERATIONS

Dream Partner Limited (“Dream” or the “Company”) was a holding company incorporated on January, 2007, under the laws of the British Virgin Islands.

The accompanying consolidated financial statements reflect the activities of the Company and each of the following entities as of June 30, 2022:

Name	Background		Ownership
Link Profit Worldwide Limited (“Link Profit”)	-	A Hong Kong company	100% owned by Dream
	-	Formed on November 13, 2008
	-	Registered capital of HK 1
	-	A holding company

CHONGQING RUIFAN TRADE LTD (“Chongqing Ruifan”)	-	PRC limited liability company	100% owned by Link Profit
	-	Formed on April 13, 2017
	-	Registered capital of RMB 1,000,000 (USD 145,212)
	-	A holding company

Chongqing Wintus (New Star) Enterprises Group (“Chongqing Wintus”)	-	A PRC limited liability company	100% owned by Chongqing Ruifan
	-	Formed on January 23, 1997
	-	Registered capital of RMB 10,000,000 (USD 1,341,852)
	-	Primarily engages in import and export trading

Chongqing Hongsheng Silk Co., Ltd (“Chongqing Hongsheng”)	-	A PRC limited liability company	54% owned by Chongqing Wintus
	-	Formed on May 25, 2009
	-	Registered capital of RMB 30,000,000 (USD 4,390,715)
	-	Primarily engages in purchasing and selling silkworm cocoons, which is raw material for production of silk

Wulong Wintus Silk Co., Ltd (“Wulong Wintus”)	-	A PRC limited liability company	100% owned by Chongqing Wintus
	-	Formed on May 19, 2004
	-	Registered capital of RMB 1,000,000 (USD 120,818)
	-	Primarily engages in purchasing and selling silkworm cocoons, which is raw material for production of silk

Chongqing Liangping Wintus Textile Ltd (“Liangping Wintus”)	-	A PRC limited liability company	96.25% owned by Chongqing Wintus
	-	Formed on January 5, 2004
	-	Registered capital of RMB 19,200,000 (USD 2,319,681)
	-	Primarily engages in production of silk fabrics

Chongqing Jiaxuan Import and Export Ltd (“Chongqing Jiaxuan”)	-	A PRC limited liability company	100% owned by Chongqing Wintus
	-	Formed on January 9, 2015
	-	Registered capital of RMB 5,000,000 (USD 726,385)
	-	Primarily engages in import and export trading

C-30

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Principles of Consolidation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The consolidated financial statements of the Company reflect the principal activities of the Company and its subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.

Risks and Uncertainties

The operations of the Company are located in the PRC and are subject to special considerations and significant risks not typically associated with companies in India, Thailand and Malaysia. These include risks associated with, among others, the political, economic, and legal environment and foreign currency exchange. The Company’s results may be adversely affected by changes in the political, regulatory, and social conditions in the PRC, and by changes in governmental policies or interpretations with respect to laws and regulations, anti-inflationary measures, currency conversion, remittances abroad, and rates and methods of taxation, among other things. Although the Company has not experienced losses from these factors and believes that it is in compliance with existing laws and regulations, there is no guarantee that the Company will continue to do so in the future.

C-31

Use of Estimates

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements as well as the reported amounts of revenue and expenses during the reporting periods. Significant estimates required to be made by management include, but are not limited to, useful lives of property and equipment, useful lives of land use right, useful lives of biological assets, the valuation of accounts receivable and deferred taxes. Actual results could differ from those estimates.

Revenue Recognition

The Company previously recognized revenue from sales of products to external customers. The Company recognized revenue when all of the following have occurred: (i) there was persuasive evidence of an arrangement with a customer; (ii) delivery had occurred or services had been rendered; (iii) the sales price was fixed or determinable; and (iv) our collection of such fees was reasonably assured. These criteria, as related to our revenue, were considered to have been met as follows:

Sales of products: The Company recognized revenue from the sale of products when the goods were delivered and title to the goods passed to the customer, provided that there were no uncertainties regarding customer acceptance; persuasive evidence of an arrangement existed; the sales price was fixed or determinable; and collectability was deemed probable.

With the adoption of ASC 606, “Revenue from Contracts with Customers,” revenue is recognized when all of the following five steps are met: (i) identify the contract(s) with the customer; (ii) identify the performance obligations in the contract; (iii) determine the transaction price; (iv) allocate the transaction price to the performance obligations; (v) recognize revenue when (or as) each performance obligation is satisfied. The Company adopted the new revenue standard beginning July 1, 2018, and adopted a modified retrospective approach upon adoption. The Company has assessed the impact of the guidance by reviewing its existing customer contracts to identify differences that will result from applying the new requirements, including the evaluation of its performance obligations, transaction price, customer payments, transfer of control, and principal versus agent considerations. In accordance with ASC 606, the Company evaluates whether it is appropriate to record the gross amount of product sales and related costs or the net amount earned as commissions. When the Company is a principal, that the Company obtains control of the specified goods or services before they are transferred to the customers, the revenues should be recognized in the gross amount of consideration to which it expects to be entitled in exchange for the specified goods or services transferred. When the Company is an agent and its obligation is to facilitate third parties in fulfilling their performance obligation for specified goods or services, the revenues should be recognized in the net amount for the amount of commission which the Company earns in exchange for arranging for the specified goods or services to be provided by other parties. Based on the assessment, the Company concluded that there was no change to the timing and pattern of revenue recognition for its current revenue streams in scope of Topic 606 and therefore there was no material changes to the Company’s consolidated financial statements upon adoption of ASC 606.

C-32

Disaggregation of Revenue

The Company disaggregates its revenue by geographic areas, as the Company believes it best depicts how the nature, amount, timing, and uncertainty of the revenue and cash flows are affected by economic factors. The Company’s disaggregation of revenue for the years ended June 30, 2022 and 2021 are as follows:

Geographic Information

The summary of the Company’s total revenue by geographic area for the years ended June 30, 2022 and 2021 was as follows:

	For the Years Ended June 30,
	2022	2021
China domestic market	$42,041,367	$45,301,350
Overseas market	8,363,252	7,458,452
Total revenue	$50,404,619	$52,759,802

Cash and Cash Equivalents

Cash and cash equivalents consist of cash on hand, cash on deposit, and other highly liquid investments which are unrestricted as to withdrawal or use, and which have original maturities of three months or less when purchased. The Company maintains cash with various financial institutions mainly in the PRC. As of June 30, 2022 and 2021, the Company had no cash equivalents.

Under PRC law, it is generally required that a commercial bank in the PRC that holds third-party cash deposits protect the depositors’ rights over and interests in their deposited money. PRC banks are subject to a series of risk control regulatory standards, and PRC bank regulatory authorities are empowered to take over the operation and management of any PRC bank that faces a material credit crisis. The Company monitors the banks utilized and has not experienced any problems.

Accounts Receivable, Net

Accounts receivable are recorded at net realizable value, consisting of the carrying amount less an allowance for uncollectible accounts, as necessary. The Company reviews the accounts receivable on a periodic basis and makes general and specific allowances when there is doubt as to the collectability of individual balances. In evaluating the collectability of individual receivable balances, the Company considers many factors, including the age of the balance, the customers’ historical payment history, their current credit-worthiness, and current economic trends. The fair value of long-term receivables is determined using a present value technique by discounting the future expected contractual cash flows using current rates at which similar instruments would be issued at the measurement date. As of June 30, 2022 and 2021, the allowance for doubtful accounts was US$1,947,452 and US$2,020,294, respectively. Accounts are written off against the allowance after efforts at collection prove unsuccessful.

C-33

Inventories, Net

Inventories, which are stated at the lower of cost or net realizable value, consist of raw materials and finished goods related to the Company’s products. Net realizable value is the estimated selling price in the normal course of business less any costs to complete and sell products. Cost is determined using the first in first out (“FIFO”) method. The Company periodically evaluates its inventory and records an inventory reserve for certain inventories that may not be saleable or whose cost exceeds net realizable value. As of June 30, 2022 and 2021, the balance of the inventory reserve was both US$ Nil.

Advances to Suppliers, Net

Advances to suppliers consist of payments to suppliers for materials that have not been received. Advances to suppliers are reviewed periodically to determine whether their carrying value has become impaired. There was no impairment for advances to suppliers as of June 30, 2022 and 2021.

Leases

The Company follows FASB ASC No. 842, Leases (“Topic 842”). The Company leases one office space, which is classified as operating lease in accordance with Topic 842. Under Topic 842, lessees are required to recognize the following for all leases (with the exception of short-term leases, usually with initial term of 12 months or less) on the commencement date: (i) lease liability, which is a lessee’s obligation to make lease payments arising from a lease, measured on a discounted basis; and (ii) right-of-use (“ROU”) asset, which is an asset that represents the lessee’s right to use, or control the use of, a specified asset for the lease term.

Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at commencement date. As most of the Company’s leases do not provide an implicit rate, the Company uses its incremental borrowing rate based on the information available at commencement date in determining the present value of future payments. The operating lease ROU asset also includes any lease payments made and excludes lease incentives and includes initial direct costs incurred. The Company’s lease terms may include options to extend or terminate the lease when it is reasonably certain that the Company will exercise that option. Lease expenses for minimum lease payments are recognized on a straight-line basis over the lease term. All operating lease right-of-use assets are reviewed for impairment annually. There was no impairment for operating lease right-of-use lease assets as of June 30, 2022 and 2021.

C-34

Property and Equipment, Net

Property and equipment are stated at cost, less accumulated depreciation. Expenditures for additions, major renewals, and betterments are capitalized, and expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is provided on a straight-line basis, less estimated residual value, if any, over an asset’s estimated useful life. The estimated useful lives of the Company’s property and equipment are as follows:

Estimated useful lives

Building	5-50 years
Motor vehicles	5-15 years
Machinery and equipment	5-10 years
Office equipment	3-8 years

Construction in progress

Direct costs that are related to the construction of property and equipment incurred in connection with bringing the assets to their intended use are capitalized as construction in progress. Construction in progress is transferred to specific property and equipment items and the depreciation of these assets commences when the assets are ready for their intended use. As of June 30, 2022 and 2021, construction in progress in the amount of US$91,268 and US$94,681, respectively, were primarily relating to the technical transformation of equipment for production.

Land use rights, net

Land use rights are recorded at cost less accumulated amortization. Amortization is provided on a straight-line basis over the estimated useful lives which are 30 years and represent the shorter of the estimated usage periods or the terms of the agreements.

Biological Assets, net

Biological assets are recorded at cost of purchase or cost of rearing or growing to the point of commercial production (termed as biological assets appreciation), less accumulated depreciation and accumulated impairment loss, if any. Biological assets are depreciated on a straight-line basis over the estimated useful lives. As of June 30,2022 and 2021, biological assets in the amount of US$201,870 and US$242,130, respectively, were mulberry trees for the production of silkworm cocoons.

Long-lived Assets

Finite-lived assets and intangibles are reviewed for impairment testing when circumstances require. For purposes of evaluating the recoverability of long-lived assets, when undiscounted future cash flows will not be sufficient to recover an asset’s carrying amount, the asset is written down to its fair value. The long-lived assets of the Company that are subject to evaluation consist primarily of property and equipment and ROU assets. For the years ended June 30, 2022 and 2021, the Company did not recognize any impairment of its long-lived assets.

C-35

Fair Value of Financial Instruments

The Company follows the provisions of ASC 820, “Fair Value Measurements and Disclosures.” ASC 820 clarifies the definition of fair value, prescribes methods for measuring fair value, and establishes a fair value hierarchy to classify the inputs used in measuring fair value as follows:

Level 1 applies to assets or liabilities for which there are quoted prices in active markets for identical assets or liabilities.

Level 2 applies to assets or liabilities for which there are inputs, other than quoted prices in level, that are observable for the asset or liability such as quoted prices for similar assets or liabilities in active markets; quoted prices for identical assets or liabilities in markets with insufficient volume or infrequent transactions (less active markets); or model-derived valuations in which significant inputs are observable or can be derived principally from, or corroborated by, observable market data.

Level 3 applies to assets or liabilities for which there are unobservable inputs to the valuation methodology that are significant to the measurement of the fair value of the asset or liability.

The carrying value of financial instruments included in current assets and liabilities approximate their fair values because of the short-term nature of these instruments.

Income Taxes

The Company are accounted for current income taxes in accordance with the laws of the relevant tax authorities. The charge for taxation is based on the results for the fiscal year as adjusted for items, which are non-assessable or disallowed. It is calculated using tax rates that have been enacted or substantively enacted by the balance sheet date.

Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the consolidated financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is established, when necessary, to reduce deferred tax assets to the amount expected to be realized.

The provisions of ASC 740-10-25, “Accounting for Uncertainty in Income Taxes,” prescribe a more-likely-than-not threshold for consolidated financial statement recognition and measurement of a tax position taken (or expected to be taken) in a tax return. This ASC also provides guidance on the recognition of income tax assets and liabilities, classification of current and deferred income tax assets and liabilities, accounting for interest and penalties associated with tax positions, and related disclosures. No penalties or interest relating to income taxes were incurred during the years ended June 30, 2022 and 2021. The Company did not have any uncertain tax positions at June 30, 2022 and 2021.

C-36

The Company is subject to the income tax laws of the PRC. No significant income was generated outside the PRC for the years ended June 30, 2022 and 2021. As of June 30, 2022, the tax years ended December 31, 2017 through December 31, 2021 for the Company remain open for statutory examination by PRC tax authorities.

Value-Added Tax

Sales revenue represents the invoiced value of goods, net of a value-added tax (“VAT”). The VAT is based on gross sales price and VAT rates range from 6% to 13% in the years ended June 30, 2022 and 2021, depending on the type of products sold. For overseas sales, VAT is exempted on the exported goods. The VAT may be offset by VAT paid by the Company on raw materials and other materials included in the cost of producing finished products or acquiring finished products. The Company records a VAT payable or VAT receivable in the accompanying consolidated financial statements.

Foreign Currency Translation

The Company uses the United States dollar (“U.S. dollars,” “USD,” or “US$”) for financial reporting purposes. The Company and its subsidiary maintain their books and records in their functional currency of Renminbi (“RMB”), the currency of the PRC.

In general, for consolidation purposes, the Company translates the assets and liabilities into U.S. dollars using the applicable exchange rates prevailing at the balance sheet date, and the statements of income and cash flows are translated at average exchange rates during the reporting periods. As a result, amounts related to assets and liabilities reported on the statement of cash flows will not necessarily agree with changes in the corresponding balances on the balance sheet. Equity accounts are translated at historical rates. Adjustments resulting from the translation of the financial statements of the Company are recorded as accumulated other comprehensive gain (loss).

The balance sheet amounts, with the exception of equity, at June 30, 2022 and 2021 were translated at 1 RMB to 0.1493 USD and at 1 RMB to 0.1549 USD, respectively. The average translation rates applied to the income and cash flow statement amounts for the years ended June 30, 2022 and 2021 were 1 RMB to 0.1549 USD and 1 RMB to 0.1510 USD, respectively.

Comprehensive Income (Loss)

Comprehensive income (loss) consists of two components, net income (loss) and other comprehensive loss. The foreign currency translation loss resulting from translation of the financial statements expressed in RMB to USD is reported in other comprehensive loss in the consolidated statements of income (loss) and comprehensive income (loss).

C-37

Segment Reporting

The Company uses the management approach in determining reportable operating segments. The management approach considers the internal reporting used by the Company’s chief operating decision maker for making operating decisions about the allocation of resources of the segment and the assessment of its performance in determining the Company’s reportable operating segments. Management has determined that the Company has one operating segment.

Commitments and contingencies

In the normal course of business, the Company is subject to contingencies, such as legal proceedings and claims arising out of its business, which cover a wide range of matters. Liabilities for contingencies are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. If the assessment of a contingency indicates that it is probable that a loss is incurred and the amount of the liability can be estimated, then the estimated liability is accrued in the consolidated financial statements. If the assessment indicates that a potential loss contingency is not probable, but is reasonably possible, or is probable but cannot be estimated, then the nature of the contingent liability, together with an estimate of the range of possible loss, if determinable and material, would be disclosed.

New Accounting Pronouncements

In June 2016, the FASB issued ASU 2016-13, Financial Instruments-Credit Losses (Topic 326), which requires entities to measure all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. This replaces the existing incurred loss model and is applicable to the measurement of credit losses on financial assets measured at amortized cost. ASU 2016-13 was subsequently amended by Accounting Standards Update 2018-19, Codification Improvements to Topic 326, Financial Instruments—Credit Losses, Accounting Standards Update 2019-04 Codification Improvements to Topic 326, Financial Instruments—Credit Losses, Topic 815, Derivatives and Hedging, and Topic 825, Financial Instruments, and Accounting Standards Update 2019-05, Targeted Transition Relief. For public entities, ASU 2016-13 and its amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. For all other entities, this guidance and its amendments will be effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. Early application will be permitted for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. In November 2019, the FASB issued ASU 2019-10, “Financial Instruments—Credit Losses (Topic 326), Derivatives and Hedging (Topic 815), and Leases (Topic 842)” (“ASU 2019-10”). ASU 2019-10 (i) provides a framework to stagger effective dates for future major accounting standards and (ii) amends the effective dates for certain major new accounting standards to give implementation relief to certain types of entities. Specifically, ASU 2019-10 changes some effective dates for certain new standards on the following topics in the FASB Accounting Standards Codification (ASC): (a) Derivatives and Hedging (ASC 815) – now effective for fiscal years beginning after December 15, 2020 and interim periods within fiscal years beginning after December 15, 2021; (b) Leases (ASC 842) - now effective for fiscal years beginning after December 15, 2020 and interim periods within fiscal years beginning after December 15, 2021; (c) Financial Instruments — Credit Losses (ASC 326) - now effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years; and (d) Intangibles — Goodwill and Other (ASC 350) - now effective for fiscal years beginning after December 15, 2022, including interim periods within those fiscal years. The Company plans to adopt this guidance effective July 1, 2023 and the adoption of this ASU is not expected to have a material impact on its financial statements.

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In December 2019, the FASB issued ASU No. 2019-12, Income Taxes (Topic 740) Simplifying the Accounting for Income Taxes. The FASB is issuing this Update as part of its initiative to reduce complexity in accounting standards (the “Simplification Initiative”). The objective of the Simplification Initiative is to identify, evaluate, and improve areas of GAAP for which cost and complexity can be reduced while maintaining or improving the usefulness of the information provided to users of financial statements. The specific areas of potential simplification in this ASU were submitted by stakeholders as part of the Simplification Initiative. For public business entities, the amendments in this ASU are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. The Company adopted this ASU on July 1, 2021 and the adoption of this ASU did not have a material impact on its financial statements.

The Company believes that other recent accounting pronouncement updates will not have a material effect on the Company’s consolidated financial statements.

NOTE 3 – ACCOUNTS RECEIVABLE, NET

The accounts receivable, net consisted of the following:

	June 30, 2022	June 30, 2021

Accounts receivable	$26,537,277	$25,024,093
Less: allowance for doubtful accounts	(1,947,452)	(2,020,294)
Accounts receivable, net	$24,589,825	$23,003,799

Movement of allowance for doubtful accounts is as follows:

	June 30, 2022	June 30, 2021

Beginning balance	$2,020,294	$1,846,291
Charge to (reversal of) expense	-	-
Foreign currency translation adjustments	(72,842)	174,003
Ending balance	$1,947,452	$2,020,294

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NOTE 4 – INVENTORIES, NET

The inventories, net consisted of the following:

	June 30, 2022	June 30, 2021

Raw materials	$881,930	$1,533,237
Work in progress	1,113,080	754,352
Finished goods	2,763,097	2,430,886
Less: inventory reserve	-	-
Total inventories, net	$4,758,107	$4,718,475

Inventories include raw materials, work in progress and finished goods. Provision for inventory reserve was both US$ Nil for the years ended June 30, 2022 and 2021.

NOTE 5 – ADVANCES TO SUPPLIERS, NET

The advances to suppliers, net consisted of the following:

	June 30, 2022	June 30, 2021

Advances to suppliers	$598,892	$204,893
Less: allowance for doubtful accounts	-	-
Advance to suppliers, net	$598,892	$204,893

Advances to suppliers consist of mainly payments to suppliers for raw materials or products that have not been received.

NOTE 6 - PROPERTY AND EQUIPMENT, NET

Property and equipment, net consisted of the following:

	June 30, 2022	June 30, 2021

Building	$4,296,867	$3,556,654
Machinery and equipment	1,997,183	2,167,896
Motor vehicles	163,202	169,307
Office equipment	82,146	85,218
Subtotal	6,539,398	5,979,075
Less: accumulated depreciation	(2,508,556)	(2,316,161)
Total property and equipment, net	$4,030,842	$3,662,914

Depreciation expense was US$382,312 and US$377,773 for the years ended June 30, 2022 and 2021, respectively.

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NOTE 7 – LAND USE RIGHTS, NET

	June 30, 2022	June 30, 2021

Land use rights	$250,315	$259,678
Less: accumulated amortization	(80,657)	(75,018)
Land use rights, net	$169,658	$184,660

Amortization expenses for land use rights was US$8,658 and US$8,439 for the years ended June 30, 2022 and 2021, respectively.

NOTE 8 – BIOLOGICAL ASSETS, NET

	June 30, 2022	June 30, 2021

Biological assets	$265,262	$275,185
Less: accumulated depreciation	(63,392)	(33,055)
Biological assets, net	$201,870	$242,130

Depreciation expenses for biological assets was US$32,715 and US$26,366 for the years ended June 30, 2022 and 2021, respectively.

NOTE 9 - LEASES

The Company has several offices and land lease agreements with lease terms ranging from four to eleven years. The Company considers those renewal or termination options that are reasonably certain to be exercised in the determination of the lease term and initial measurement of ROU assets and lease liabilities. Lease expenses for lease payment are recognized on a straight-line basis over the lease term. Leases with initial terms of 12 months or less are not recorded on the balance sheet.

The Company’s lease agreements do not contain any material residual value guarantees or material restrictive covenants.

The table below presents the operating lease related assets and liabilities recorded on the balance sheets.

	June 30, 2022	June 30, 2021

ROU lease assets	$782,838	$930,149

Operating lease liabilities – current	119,759	118,548
Operating lease liabilities – non-current	685,956	835,852
Total operating lease liabilities	$805,715	$954,400

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The weighted average remaining lease terms and discount rates for all of operating leases were as follows as of June 30, 2022 and 2021:

	June 30, 2022	June 30, 2021

Remaining lease term and discount rate:
Weighted average remaining lease term (years)	5.72	6.72
Weighted average discount rate	4.75%	4.75%

Rent expenses totaled US$160,338 and US$154,762 for the years ended June 30, 2022 and 2021, respectively.

The following is a schedule, by years, of maturities of lease liabilities as of June 30, 2022:

Twelve months ending June 30,	Lease Payment
2023	$155,085
2024	137,229
2025	135,212
2026	135,212
2027	135,212
2028	135,212
2029	96,371
2030	2,986
2031	2,986
Total lease payments	935,505
Less: imputed interest	(129,790)
Present value of lease liabilities	$805,715

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NOTE 10 - RELATED PARTY TRANSACTIONS

(a)	Nature of Relationships with Related Parties

Name	Relationship with the Company
Mrs. Xiaohui Wang	One of the directors of the Company, one of the shareholders of the Company
Mr. Chikeung Yan	One of the directors of the Company, one of the shareholders of the Company
Chongqing Yufan Trading Co., Ltd (“Chongqing Yufan”)	An entity controlled by one of the shareholders of the Company
Chongqing Kaizhengyihua New Energy Technology Co., Ltd (“Kaizhengyihua”)	An entity controlled by the Company, deregistered as of March 31, 2023
Chongqing Dream Trading Co., Ltd (“Chongqing Dream”)	An entity controlled by the shareholders of the Company
Chongqing Fuling District Renyi Zhilu Silk Industry Co., Ltd (“Renyi Zhilu”)	Minority shareholder of Chongqing Hongsheng
Chongqing Huajian Housing Development Co., Ltd (“Chongqing Huajian”)	An entity controlled by one of the shareholders of the Company

(b)	Due from Related Parties

	June 30, 2022	June 30, 2021

Chongqing Yufan	$620,098	$647,617
Kaizhengyihua	-	154,880
Mr. Chikeung Yan	177,028	788,771
Total due from related parties	$797,126	$1,591,268

As of June 30, 2022 and 2021, the balance due from related parties mainly consisted of payments to the Company’s related parties for working capital purposes. These advances are unsecured, non-interest bearing, and due on demand.

(c)	Advances from Related Party

	June 30, 2022	June 30, 2021

Renyi Zhilu	$1,229,629	$1,201,957

As of June 30, 2022 and 2021, the balance advances from related party mainly consisted of advances from the Company’s related party for purchasing raw materials.

(d)	Due to Related Parties

	June 30, 2022	June 30, 2021

Mrs. Xiaohui Wang	$1,176,269	$1,733,833
Chongqing Huajian	419,110	434,786
Total due to related parties	$1,595,379	$2,168,619

As of June 30, 2022 and 2021, the balance due to related parties mainly consisted of advances from the Company’s related parties for working capital purposes during the Company’s normal course of business. These advances are unsecured, non-interest bearing, and due on demand.

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(e)	Sales to Related Parties

	June 30, 2022	June 30, 2021

Renyi Zhilu	$1,185,163	$1,076,606

The Company made sales of silkworm cocoons, which is raw material for production of silk to Renyi Zhilu, a minority shareholder of Chongqing Hongsheng.

(f)	Loan guarantee provided by related parties

The Company’s related parties provide guarantee and collateral for the Company’s short-term bank loans (see Note 11) and short-term bank loans (see Note 12).

NOTE 11 - SHORT-TERM BANK LOANS

Short-term bank loans consisted of the following:

	June 30,	Maturity	Int.
Lender	2022	Date	Rate/Year
Chongqing Rural Commercial Bank-a	$1,418,313	2023/5/10	4.30%
Bank of China-b	298,592	2023/2/8	5.20%
United Overseas Bank-c	7,800,776		4.50-4.79%
United Overseas Bank-c	2,713,487		4.50-5.00%
Total short-term bank loans	$12,231,168

	June 30,	Maturity		Int.
Lender	2021	Date		Rate/Year
Bank of China-d	$201,344	2022/1/28	*	3.85%
United Overseas Bank-c	7,358,297			5.6225-5.8725%
United Overseas Bank-c	2,058,878			5.10-5.6225%
Total short-term bank loans	$9,618,519

*	This loan has been fully repaid as of June 30, 2022.

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The loans outstanding were guaranteed by the following properties, entities or individuals:

a.	Guaranteed by Mrs. Xiaohui Wang, one of the shareholders of the Company, Chongqing Huajian, an entity controlled by Mrs. Xiaohui Wang, Wulong Wintus, the wholly-owned subsidiary of the Company, Liangping Wintus, the Company 96.25% owned subsidiary, Chongqing Hongsheng, the Company 54% owned subsidiary and pledged by the buildings of Chongqing Huajian, an entity controlled by Mrs. Xiaohui Wang.

b.	Guaranteed by Mrs. Xiaohui Wang, one of the shareholders of the Company and Chongqing Wintus, the wholly-owned subsidiary of the Company and pledged by the buildings of Chongqing Huajian, an entity controlled by Mrs. Xiaohui Wang.

c.	Guaranteed by Mrs. Xiaohui Wang, one of the shareholders of the Company and pledged by the buildings of Chongqing Huajian, an entity controlled by Mrs. Xiaohui Wang and the buildings of Chongqing Yufan, an entity controlled by Mrs. Xiaohui Wang.

d.	Guaranteed by Mrs. Xiaohui Wang, one of the shareholders of the Company and Chongqing Wintus, the wholly-owned subsidiary of the Company.

The Company recorded interest expenses of US$700,359 and US$724,046 for the year ended June 30, 2022 and 2021, respectively.

NOTE 12 - LONG-TERM BANK LOANS

Long-term bank loans consisted of the following:

	Loan	Maturity	Int.	Principal repaid As of June	Long-term bank loans As of June
Lender	Principal	Date	Rate/Year	30, 2022	30, 2022
Chongqing Rural Commercial Bank-a	$671,833	2022/9/7	4.85%	$-	$671,833
Bank of Chongqing-b	656,903	2023/7/5	5.50%	44,789	612,114
Bank of Chongqing-c	686,762	2023/7/6	5.50%	44,789	641,973
Chongqing Rural Commercial Bank-d	1,492,961	2022/5/13	4.30%	1,492,961	-
Everbright Bank-e	438,930	2027/5/22	4.50%	-	438,930
Total long-term bank loans					2,364,850
Less: Long-term bank loans-current					820,825
Long-term bank loans-non-current					$1,544,025

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	Loan	Maturity	Int.	Principal repaid As of June	Long-term bank loans As of June
Lender	Principal	Date	Rate/Year	30, 2021	30, 2021
Chongqing Rural Commercial Bank-a	$696,961	2022/9/7	4.85%	$-	$696,961
Bank of Chongqing-b	681,473	2023/7/5	5.50%	15,488	665,985
Bank of Chongqing-c	712,449	2023/7/6	5.50%	15,488	696,961
Chongqing Rural Commercial Bank-d	1,548,804	2022/5/13	4.30%	-	1,548,804
Total long-term bank loans					3,608,711
Less: Long-term bank loans-current					1,610,755
Long-term bank loans-non-current					$1,997,956

The details of long-term bank loans were as follow:

a. On September 11, 2020, Liangping Wintus entered into a loan agreement with Chongqing Rural Commercial Bank to borrow US$671,833 (RMB4,500,000) as working capital for two years, with maturity date of September 7, 2022. The loan bears a fixed interest rate of 4.85% per annum. The loan was pledged by the buildings owned by Liangping Wintus, the Company 96.25% owned subsidiary. As of June 30, 2022, this loan will be repaid within one year and was classified as short-term loan.

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b. On July 6, 2020, Liangping Wintus entered into a loan agreement with Bank of Chongqing to borrow US$656,903 (RMB4,400,000) as working capital for three years, with maturity date of July 5, 2023. The loan bears a fixed interest rate of 5.5% per annum. The loan principal of US$14,930 (RMB100,000) will be repaid every six months, and the remaining loan principal will be repaid when due. The loan was pledged by a building owned by Liangping Wintus. As of June 30, 2022, US$44,789 (RMB300,000) of this loan was repaid, and US$29,859 (RMB200,000) of this loan, which will be repaid within one year, was classified as short-term loan.

c. On July 7, 2020, Chongqing Wintus entered into a loan agreement with Bank of Chongqing to borrow US$686,762 (RMB4,600,000) as working capital for three years, with maturity date of July 6, 2023. The loan bears a fixed interest rate of 5.5% per annum. The loan principal of US$14,930 (RMB100,000) will be repaid every six months, and the remaining loan principal will be repaid when due. The loan was pledged by buildings owned by Chongqing Wintus. As of June 30, 2022, US$44,789 (RMB300,000) of this loan was repaid, and US$29,859 (RMB200,000) of this loan, which will be repaid within one year, was classified as short-term loan.

d. On May 19, 2020, Chongqing Wintus entered into a loan agreement with Chongqing Rural Commercial Bank to borrow US$1,492,961 (RMB10,000,000) as working capital for two years, with maturity date of May 13, 2022. The loan bears a fixed interest rate of 4.3% per annum. The loan was pledged by buildings owned by Chongqing Huajian, an entity controlled by Mrs. Xiaohui Wang. As of June 30, 2022, the loan was fully repaid.

e. On June 28, 2022, Chongqing Wintus entered into a mortgage loan agreement with Everbright Bank to borrow US$438,930 (RMB2,940,000) for five years, with maturity date of May 22, 2027. The loan bears a fixed interest rate of 4.5% per annum. The loan principal of US$7,440 (RMB49,831) will be repaid every month. The loan was pledged by a building owned by Chongqing Wintus. As of June 30, 2022, US$89,274 of this loan, which will be repaid within one year, was classified as short-term loan.

The principal repayment schedule of the long-term bank loans was as follow:

Twelve months ending June 30,	Repayment
2023	$820,825
2024	1,283,643
2025	89,274
2026	89,274
2027	81,834
Total payments	2,364,850
Less: current maturity	820,825
Total	$1,544,025

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NOTE 13 – TAXES

(a)	Corporate Income Taxes

British Virgin Islands

Under the current BVI law, income from Dream is not subject to taxation.

Hong Kong

Link Profit are incorporated in Hong Kong and is subject to Hong Kong Profits Tax on the taxable income as reported in its statutory financial statements adjusted in accordance with relevant Hong Kong tax laws. The applicable tax rate is 16.5% in Hong Kong. Under Hong Kong tax law, Link Profit is exempted from income tax on its foreign-derived income and there are no withholding taxes in Hong Kong on remittance of dividends.

PRC

Under the Enterprise Income Tax (“EIT”) Law of PRC, domestic enterprises and Foreign Investment Enterprises (the “FIE”) are usually subject to a unified 25% enterprise income tax rate while preferential tax rates, tax holidays and even tax exemption may be granted on case-by-case basis.

i) The components of the income tax expense (benefit) were as follows:

	For the years ended June 30,
	2022	2021
Current income tax provision	$1,291,647	$1,147,826
Deferred income tax provision (benefit)	(7,176)	289,737
Total income tax expense (benefit)	$1,284,471	$1,437,563

ii) The components of the deferred tax assets were as follows:

	June 30, 2022	June 30, 2021
Deferred tax assets:
Allowance for doubtful accounts	$486,781	$504,988
Right of use	4,576	4,850
Net operating loss carry-forwards	568,530	460,206
Subtotal	1,059,887	970,044
Valuation allowance	(525,095)	(422,424)
Total deferred tax assets, net	$534,792	$547,620

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Movement of the valuation allowance:

	June 30, 2022	June 30, 2021

Beginning balance	$422,424	$254,369
Current year addition	117,901	144,082
Exchange difference	(15,230)	23,973
Ending balance	$525,095	$422,424

(b) Value-Added Tax

The Company is subject to a VAT for selling merchandise. The applicable VAT rate range from 6% to 13% in the years ended June 30, 2022 and 2021, depending on the type of products sold. For overseas sales, VAT is exempted on the exported goods. The amount of VAT liability is determined by applying the applicable tax rate to the invoiced amount of goods sold (output VAT) less VAT paid on purchases made with the relevant supporting invoices (input VAT). Under commercial practice in the PRC, the Company pays VAT based on tax invoices issued. The tax invoices may be issued subsequent to the date on which revenue is recognized, and there may be a considerable delay between the date on which the revenue is recognized and the date on which the tax invoice is issued.

In the event that the PRC tax authorities dispute the date on which revenue is recognized for tax purposes, the PRC tax office has the right to assess a penalty based on the amount of the taxes which are determined to be late or deficient, and the penalty will be expensed in the period if and when a determination is made by the tax authorities. There were no assessed penalties during the years ended June 30, 2022 and 2021, respectively.

(c) Taxes Payable

Taxes payable consisted of the following:

	June 30, 2022	June 30, 2021

Value added tax payable	$1,186,350	$669,315
Income tax payable	2,379,748	1,177,372
Other taxes and levies	4	-
Total tax payable	$3,566,102	$1,846,687

NOTE 14 — SHAREHOLDER’S EQUITY

Registered Capital

The Company had registered capital of US$200 as of June 30,2022.

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Statutory Reserve

The Company is required to make appropriations to reserve funds, comprising the statutory surplus reserve and discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”).

Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entities’ registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the board of directors. During the year ended June 30, 2022 and 2021, the Company’s PRC subsidiaries collectively attributed US$61,804 and US$433,970, of retained earnings for their statutory reserves, respectively. As of June 30, 2022 and 2021, the Company’s aggregate amount of statutory reserve was US$694,135 and US$632,331.

NOTE 15 - CONCENTRATIONS AND RISKS

The Company maintains principally all bank accounts in the PRC. The cash balance held in the PRC bank accounts was US$756,063 and US$304,735 as of June 30, 2022 and 2021, respectively.

During the years ended June 30, 2022 and 2021, 100% of the Company’s assets were located in the PRC and 100% of the Company’s revenues were derived from its subsidiary located in the PRC.

For the year ended June 30, 2022, three customers accounted for approximately 76% of the Company’s total sales. At June 30, 2022, one customer accounted for approximately 29% of the Company’s accounts receivable.

For the year ended June 30, 2021, three customers accounted for approximately 75% of the Company’s total sales. At June 30, 2021, three customers accounted for approximately 45% of the Company’s accounts receivable.

For the year ended June 30, 2022, two vendors accounted for approximately 85% of the Company’s total purchases.

For the year ended June 30, 2021, three vendors accounted for approximately 94% of the Company’s total purchases.

NOTE 16 - COMMITMENTS AND CONTINGENCIES

(a)	Capital expenditure commitments

The Company has no capital expenditure commitment as of June 30, 2022 and 2021.

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(b)	Contingencies

The Company is subject to legal proceedings and regulatory actions in the ordinary course of business. The results of such proceedings cannot be predicted with certainty, but the Company does not anticipate that the final outcome arising out of any such matter will have a material adverse effect on the Company’s consolidated business, financial position, cash flows or results of operations taken as a whole. As the date of this report, the Company is not a party to any material legal or administrative proceedings.

NOTE 17 - SUBSEQUENT EVENTS

On August 17, 2022, Chongqing Jiaxuan entered into a loan agreement with Industrial and Commercial Bank of China to borrow US$447,888 (RMB3,000,000) as working capital with maturity date of August 12, 2023. The loan bears a fixed interest rate of 4.0% per annum. The loan was guaranteed by Mrs. Xiaohui Wang and Mr. Chikeung Yan, the shareholders of the Company.

On September 8, 2022, Liangping Wintus entered into a loan agreement with Chongqing Rural Commercial Bank to borrow US$671,832 (RMB4,500,000) as working capital for two years, with maturity date of September 7, 2024. The loan bears a fixed interest rate of 4.85% per annum. The loan was pledged by buildings owned by Liangping Wintus.

On February 14, 2023, Liangping Wintus entered into a loan agreement with Bank of China to borrow US$447,888 (RMB3,000,000) as working capital with maturity date of February 14, 2024. The loan bears a fixed interest rate of 3.65% per annum. The loan was guaranteed by Mrs. Xiaohui Wang and Chongqing Wintus and pledged by a building of Chongqing Huajian, an entity controlled by Mrs. Xiaohui Wang.

On March 24, 2023, Chongqing Wintus entered into a loan agreement with Chongqing Rural Commercial Bank to borrow US$1,418,313 (RMB9,500,000) as working capital with maturity date of March 23, 2024. The loan bears a fixed interest rate of 4.3% per annum. The loan was guaranteed by Mrs. Xiaohui Wang, one of the shareholders of the Company, Chongqing Huajian, an entity controlled by Mrs. Xiaohui Wang, Wulong Wintus, the wholly-owned subsidiary of the Company, Liangping Wintus, the Company 96.25% owned subsidiary, Chongqing Hongsheng, the Company 54% owned subsidiary and pledged by the buildings of Chongqing Huajian, an entity controlled by Mrs. Xiaohui Wang.

On May 29, 2023, Mrs. Xiaohui Wang and Mr. Chikeung Yan, the shareholders of the Company, and Dream entered into a stock purchase agreement with Shineco,Inc and Shineco Life Science Group Hong Kong Co., Limited. (“Life Science HK” or “Buyer”), a company established under the laws of Hong Kong and wholly owned subsidiary of Shineco, Inc., pursuant to which the Buyer would acquire 71.42% of the issued equity interests of Dream from Mrs. Xiaohui Wang and Mr. Chikeung Yan. As the consideration for the acquisition, Mrs. Xiaohui Wang and Mr. Chikeung Yan will receive US$2.0 million in cash from the Buyer and 100% equity interest of Beijing Tenet-Jove Technological Development Co., Ltd. (“Tenet-Jove”), a wholly-owned subsidiary of Shineco, Inc. and 10,000,000 restricted common shares of Shineco, Inc.

These consolidated financial statements were approved by management and available for issuance on May 20, 2023, and the Company has evaluated subsequent events through this date. No subsequent events required adjustments to or disclosure in these consolidated financial statements.

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